UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12
Express, Inc.
(Name of Registrant as Specified In Its Charter)
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ther
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Dear Fellow Shareholders,

In 2023, we are focused on achieving profitable growth in the Express brand and operating with consistent, rigorous and sustainable financial discipline. The Board of Directors and management team are committed to creating long-term shareholder value. Illustrating this commitment, we finalized a new strategic partnership with WHP Global earlier this year. The proceeds from this transaction strengthened our balance sheet and enabled us to repay our term loan and a portion of our revolving credit facility.

Leveraging the WHP Global partnership, we expect to drive accelerated, long-term growth through the acquisition and operation of a portfolio of brands. Consistent with this objective, on April 13, 2023, we announced the joint acquisition of menswear brand Bonobos by Express, Inc. and WHP Global. This transaction is expected to be accretive to operating income and free cash flow positive in fiscal 2023. We expect the Bonobos transaction to close in our second fiscal quarter of 2023, subject to customary closing conditions. Further transaction details are included in the accompanying proxy statement.

In 2022, the Company also continued its Environmental, Social and Governance (ESG) mission—Express Together—and made meaningful progress against our goals around Diversity, Equity & Inclusion; Giving & Mentoring; and Conscious Sourcing & Product. The Board believes that our ESG program is critical to all of the Company’s stakeholders and will influence the Company’s ability to create long-term shareholder value.

I am also pleased to have recently welcomed to two new directors: Satish Mehta, who joined our Board in December 2022, and Yehuda Shmidman, CEO of WHP Global, who joined our Board in January 2023. Satish and Yehuda have been outstanding additions to our Board, bringing further diversity of background, skills and perspectives that are invaluable to the Board and the Company as we oversee the Company’s strategy and transformation.

I hope you will join us at our annual meeting to be held virtually on Wednesday, June 7th, 2023, at 8:30 am EDT. Your vote is important. Whether or not you plan to attend the virtual meeting, I encourage you to vote promptly so that your shares will be represented and properly voted at the meeting.

Sincerely,

Mylle H. Mangum Board Chair April 28, 2023

Notice of 2023 Annual Meeting of Shareholders

Time and Date	8:30 a.m., Eastern Daylight Time, on Wednesday, June 7, 2023. We encourage you to access the meeting prior to the start time.
Place	The Annual Meeting will be held virtually via live webcast at www.virtualshareholdermeeting.com/EXPR2023
Items of Business

1.  Election of Class I directors;

2.  Advisory vote to approve executive compensation (say-on-pay);

3.  Approval of an amendment to the Company’s Certificate of Incorporation to effect, at the discretion of the Board of Directors, a reverse stock split and a corresponding proportional reduction in the number of authorized shares of our common stock;

4.  Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023; and

5.  Such other business as may properly come before the meeting.

Record Date

Holders of record of the Company’s common stock at the close of business on April 17, 2023 are entitled to notice of and to vote at the 2023 Annual Meeting of Shareholders or any adjournment or postponement thereof.

This proxy statement is issued in connection with the solicitation of proxies by the Board of Directors of Express, Inc. for use at the 2023 Annual Meeting of Shareholders, which is to be held virtually via live webcast, and at any adjournment or postponement thereof. On or about April 28, 2023, we will begin distributing print or electronic materials regarding the virtual annual meeting to each shareholder entitled to vote at the virtual meeting. Shares represented by a properly executed proxy will be voted in accordance with instructions provided by the shareholder.

How to Vote

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to participate in the 2023 Annual Meeting of Shareholders, we urge you to vote your shares now in order to ensure the presence of a quorum.

Shareholders of record may vote:

By Internet	By telephone	By mail

Go to www.proxyvote.com;	Call toll free (800) 690-6903; or	If you received paper copies in the mail of the proxy materials and proxy card, mark, sign, date, and promptly mail the enclosed proxy card in the postage-paid envelope.

Beneficial Shareholders. If you hold your shares through a broker, bank, or other nominee, follow the voting instructions you receive from your broker, bank, or other nominee, as applicable, to vote your shares.

By Order of the Board of Directors,

Laurel Krueger

Chief Legal Officer & Corporate Secretary

April 28, 2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 7, 2023: this Notice of Annual Meeting and Proxy Statement and our 2022 Annual Report are available in the investor relations section of our website at www.express.com/investor. Additionally, and in accordance with the Securities and Exchange Commission (“SEC”) rules, you may access our proxy materials at www.proxyvote.com, a site that does not have “cookies” that identify visitors to the site.

PROXY STATEMENT SUMMARY INFORMATION

The Board of Directors (the “Board”) of Express, Inc. (the “Company”) is soliciting your proxy to vote at the Company’s 2023 Annual Meeting of Shareholders (the “Annual Meeting”), or at any adjournment or postponement of the Annual Meeting. To assist you in your review of this proxy statement, we have provided a summary of certain information relating to the items to be voted on at the Annual Meeting in this section. For additional information about these topics, please review this proxy statement in full and the Company’s Annual Report on Form 10-K for 2022 which was filed with the SEC on March 31, 2023 (the “Annual Report”).

▶ Who We Are

Grounded in versatility and powered by a styling community, Express is a modern, multichannel apparel and accessories brand whose purpose is to Create Confidence & Inspire Self-Expression. Launched in 1980 with the idea that style, quality and value should all be found in one place, Express has been a part of some of the most important and culture-defining fashion trends. The Express Edit design philosophy ensures that the brand is always ‘of the now’ so people can get dressed for every day and any occasion knowing that Express can help them look the way they want to look and feel the way they want to feel.

The Company operates over 550 retail and outlet stores in the United States and Puerto Rico, the express.com online store and the Express mobile app.

In December 2022, we entered into a partnership with WHP Global (“WHP”), a leading global brand management firm. The mutually transformative strategic partnership advances the Company’s omnichannel platform which is expected to drive accelerated, long-term growth through the acquisition and operation of a portfolio of brands. In connection with the closing of this transaction in January 2023, the Company and WHP formed an intellectual property joint venture (the “IP JV”) intended to scale the Express brand through new domestic category licensing and international expansion opportunities.

▶ Key Financial Results

Consolidated comparable sales were flat for 2022, with negative comparable sales in the second half of the year offsetting gains during the first half of the year.

Net income was $293.8 million, or $4.25 per diluted share, which included the after tax impact of the $409.5 million gain on the transaction with WHP, compared to a net loss of $14.4 million, or $0.22 per diluted share, in 2021. On an adjusted basis1, net loss was $82.4 million, or $1.21 per diluted share in 2022. EBITDA1 was $402.7 million, which included the $409.5 million gain on the transaction with WHP, compared to EBITDA of $64.7 million in 2021. Adjusted EBITDA1 was $6.8 million.

As part of the transaction with WHP, the Company received proceeds of $260 million which strengthened our balance sheet and enabled us to repay our term loan and a portion of our revolving credit facility.

[1]

Adjusted net loss, adjusted diluted earnings per share, EBITDA and adjusted EBITDA are non-GAAP financial measures. Refer to Appendix B for more information on these measures and their reconciliations to the most directly comparable GAAP measures.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	1

    PROXY STATEMENT SUMMARY INFORMATION

Proposals to be Voted on and Voting Recommendations

Proposal	Board Voting Recommendation		Page Reference (for more detail)

Election of Class I Directors (Proposal No. 1)	☑	FOR	9

Advisory vote to approve executive compensation (say-on-pay) (Proposal No. 2)	☑	FOR	69

Approval of an amendment to the Company’s Certificate of Incorporation to effect, at the discretion of the Board, a reverse stock split and a corresponding proportional reduction in the number of authorized shares of our common stock (the “Reverse Stock Split Proposal”) (Proposal No. 3)	☑	FOR	70

Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023 (Proposal No. 4)	☑	FOR	79

2022 Named Executive Officers

The Compensation Discussion and Analysis included in this proxy statement focuses on the compensation of our named executive officers (our “NEOs”) for 2022, who are listed below:

Name	Position

Timothy Baxter	Chief Executive Officer

Matthew Moellering*	President and Chief Operating Officer

Malissa Akay	Executive Vice President and Chief Merchandising Officer

Sara Tervo	Executive Vice President and Chief Marketing Officer

Jason Judd	Senior Vice President, Chief Financial Officer and Treasurer

*	On March 1, 2023, Mr. Moellering notified the Company of his intention to retire from the Company effective May 5, 2023.

Director Nominees

The following provides summary information about our Class I director nominees. The Class I directors will be elected to each serve a three-year term that will expire at the Company’s 2026 annual meeting of shareholders.

MICHAEL ARCHBOLD Director Since: January 2012 Age: 62 Independent: Yes Chair of Audit Committee

Select Professional Experience

Retired Retail Executive

Previous Experience:

•  Chief Executive Officer—GNC Holdings, Inc.

•  Chief Executive Officer—The Talbots Inc.

•  President and Chief Executive Officer—Vitamin Shoppe

•  Chief Financial Officer of multiple retailers

Select Skills/Qualifications

•  Accounting, finance, and capital structure

•  Risk management

•  Retail merchandising and operations

•  Business development and strategic planning

•  Investor relations

•  Executive leadership of complex organizations

2

    PROXY STATEMENT SUMMARY INFORMATION

TIMOTHY BAXTER Director Since: June 2019 Age: 53 Independent: No

Select Professional Experience

Chief Executive Officer, Express, Inc.

Previous Experience:

•  Chief Executive Officer—Delta Galil Premium Brands

•  Chief Merchandising Officer—Macy’s, Inc.

•  Various merchandising roles—Macy’s, Inc.

Select Skills/Qualifications

•  Retail merchandising and operations

•  Apparel merchandising and design

•  Business development and strategic planning

•  E-commerce and omni-channel retailing

•  Consumer brand marketing and advertising

•  Experience with target customers

•  Supply chain

SATISH MEHTA Director Since: December 2022 Age: 58 Independent: Yes Audit Committee

Select Professional Experience

Chief Technology Officer, Chewy, Inc.

Previous Experience:

•  Vice President of Data & Analytics Solutions—UnitedHealth Group

•  Vice President of Omni-Channel, Sales & Marketing Data—Staples, Inc.

•  Various Data Platforms and Operations division roles—Yahoo!

Select Skills/Qualifications

•  Technology development and management experience

•  Data analytics

•  Risk management

•  Supply chain

•  Experience with target customers

•  Consumer brand marketing

•  E-commerce and omni-channel retailing

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	3

    PROXY STATEMENT SUMMARY INFORMATION

PETER SWINBURN Director Since: February 2012 Age: 70 Independent: Yes Compensation and Governance Committee

Select Professional Experience

Retired Consumer Products Executive

Previous Experience:

•  Chief Executive Officer—Molson Coors Brewing Company

•  Chief Executive Officer—Coors (US)

•  Chief Executive Officer—Coors Brewing Worldwide

•  Chief Operating Officer—Molson Coors Brewing Company (UK)

Select Skills/Qualifications

•  Business development and strategic planning

•  Consumer brand marketing and advertising

•  International operations

•  Finance and capital structure

•  Corporate governance and public company board practices

•  Executive leadership of complex organizations

•  Mergers and acquisitions

•  Executive compensation

4

    PROXY STATEMENT SUMMARY INFORMATION

2022 COMPENSATION HIGHLIGHTS

Our executive compensation program for 2022 was designed to align executive compensation with the Company’s performance and shareholder interests. In 2022:

•  CEO Target Pay Opportunity Remained Between 25th Percentile and Median Level of our Peer Group: Following a strong performance in 2021 and to align with the market, the Committee increased Mr. Baxter’s target pay opportunity to $7.5M from $6.5M set in 2019. Mr. Baxter’s target pay opportunity remains between the 25th percentile and median level of our peer group.

•  Challenging Performance Targets Reinforce Pay-for-Performance: 55% of Mr. Baxter’s target compensation package was composed of performance-based short-term cash incentives and long-term equity incentives. The performance-based short-term and long-term incentives for both Mr. Baxter and other executives continued to include challenging performance targets so that realizable compensation reflects business performance. See “What We Pay And Why: Elements of Compensation” on page 36 for more information about the variable components of Mr. Baxter’s compensation package.

•  Short-Term Incentive Program Continued to Focus on Adjusted EBITDA as Key Driver of Financial Success: Under the Company’s short-term cash incentive program, the Committee once again determined to use EBITDA, subject to adjustments for extraordinary items (“Adjusted EBITDA”), as the financial performance metric for Spring and Fall 2022, with competitive goals set based on the prior season’s results. Furthermore, maximum performance continued to be capped at 200% of target. See “What We Pay And Why: Elements of Compensation—Performance-Based Incentives—Short-Term Incentives” beginning on page 38 for more information regarding performance goals for the 2022 short-term performance-based cash incentive program.

•  Long-Term Performance Goals Tied to Shareholder Value Creation: In March 2022, the Committee determined to add a total shareholder return (TSR) modifier to the long-term performance targets based on Adjusted EBITDA. Using an Adjusted EBITDA target focuses on the operational aspect of the business from a cash generation standpoint and the TSR modifier ties the long-term incentive awards more closely to shareholder returns. The Committee established rigorous three-year 2022-2024 EBITDA goals during a challenging macroeconomic environment, with consumer spending significantly impacted by high inflation. The three-year performance period requires that our management execute on our long-term business plan to achieve these goals over a longer period of time. The Adjusted EBITDA metric was also used for the same purpose in 2021 and 2020, promoting consistency year-over-year. See “What We Pay And Why: Elements of Compensation—Performance-Based Incentives—Long-Term Incentives” on page 39 for more information about the 2022 long-term performance awards.

•  Payout of 2022 Awards Below Target: Reflecting the rigor of the performance targets set by the Committee in 2022, the Company’s short-term incentive compensation paid out at 42% of target for the Spring 2022 season and no payout was made for the Fall 2022 season. Adjusted EBITDA performance must significantly improve over the next two years for there to be any payout of the performance-based restricted stock units granted to our NEOs in 2022 under the Company’s long-term incentive program.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	5

    PROXY STATEMENT SUMMARY INFORMATION

2022 CEO Target Total Direct Compensation (“TDC”) Versus Summary Compensation Table TDC(1)

The table below compares our CEO’s annual target total direct compensation package and the CEO’s compensation reported in the Summary Compensation Table on page 49 and explains differences between his target total direct compensation and compensation reported in the Summary Compensation Table.

Elements of Compensation	2022 CEO Annual Target TDC		2022 CEO Summary Compensation Table Reported Compensation
Compensation Granted in 2022 and Paid in 2022
Base Salary	$1,262,500	(2)	$1,262,500	(2)

•  Effective as of May 1, 2022, following a strong performance in 2021 and no previous increases to base salary since he was hired in 2019, Mr. Baxter received a market-based salary increase of $350,000.

Incentive Compensation Opportunity at Target	$2,025,000	(3)	$340,200

•  Effective as of May 1, 2022, following a strong performance in 2021 and no previous increases to his incentive compensation opportunity since he was hired in 2019, Mr. Baxter’s short-term incentive compensation opportunities increased to 150% of his base salary.

•  The $340,200 amount reflects that Adjusted EBITDA performance for the Spring season was achieved between the threshold and target performance goals and correspondingly, the short-term cash incentive award for the Spring season was paid at 42% of target. No payout was awarded for the Fall season.

Annual Long-Term Incentive Opportunity	$4,200,000		$2,296,693

•  Reflects that 50% of Mr. Baxter’s 2022 long-term incentive opportunity was delivered in the form of performance-based restricted stock units. The remaining 50% of long-term incentive awards was delivered in the form of time-based restricted cash awards to conserve shares, which is not included in the Summary Compensation Table until earned.

Compensation Granted Prior to 2022 and Paid in 2022
Performance-Based Cash Awards Granted Prior to 2022	$0		$2,814,000		• Reflects payout of performance-based cash awards that were granted in 2020. Under SEC rules these awards are reported in the Summary Compensation Table once earned.
Time-Based Cash Awards Granted Prior to 2022	$0		$977,358		• Reflects payout of time-based cash awards that were granted on March 24, 2020 and March 25, 2021. Under SEC rules these awards are reported in the Summary Compensation Table once earned.
Total TDC	$7,487,500		$7,690,750

(1)	Total Direct Compensation is made up of base salary, short-term incentives, and long-term incentives, and excludes all other compensation set forth in the Summary Compensation Table on page 49.
(2)	Reflects that base salary level increased in the middle of the year.
(3)	Reflects that short-term incentive percentages increased in the middle of the year.

6

    PROXY STATEMENT SUMMARY INFORMATION

EXECUTIVE COMPENSATION OBJECTIVES AND PRACTICES

Program Objective	What We DO:
Pay for Performance	✔

•  Performance-Based CEO Compensation Package with over 50% Variable Compensation

•  Short-Term and Long-Term Incentives with Challenging Performance Targets that Incentivize Creation of Shareholder Value

•  50% of Long-Term Incentives are Performance-Based with Multi-Year Performance Periods

Pay Competitively	✔	• Robust Compensation Setting Process that Utilizes Market Data to Ensure Competitiveness

Pay Responsibly	✔

•  Long-Term Vesting Requirements: Multi-Year Performance Periods for Performance Based Long-Term Incentive Awards and Multi-Year Vesting Requirements for Time-Based Restricted Cash

•  Annual Shareholder Engagement and the Incorporation of Shareholder Feedback into Executive Compensation Decision Making

•  Stock Ownership Guidelines

•  Mitigate Risk Through Incentive Compensation Design

•  Utilize Independent Compensation Consultant

•  Robust Clawback Policy

What We DON’T DO:
Pay Responsibly	✗

•  No Special Tax Gross-Ups

•  No Pension Plans or Other Post-Employment Defined Benefit Plans

•  No Liberal Share Recycling, Repricing of Underwater Stock Options, or Reloads of Stock Options

•  No Hedging or Pledging Transactions

•  No Single Trigger Change-in-Control Payments

•  No Personal Use of Corporate Aircraft

GOVERNANCE HIGHLIGHTS

▶ Board Composition:

Other Important Board Composition Notes:

•	All of our directors are independent except for Mr. Baxter, our CEO, and Mr. Shmidman, Chairman and Chief Executive Officer of WHP

•	Average Age: 60 years old

•	Appropriate balance between fresh viewpoints and a deep understanding of the Company

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	7

    PROXY STATEMENT SUMMARY INFORMATION

Other Governance Highlights:

Board Independence

•  All of our directors, except for Mr. Baxter and Mr. Shmidman, are independent under the New York Stock Exchange (“NYSE”) listing rules, which includes an independent Chairman of the Board and Committees comprised entirely of independent directors.

•  Our independent directors have an opportunity to meet in executive session at each meeting and do so routinely.

Director Elections	• We adhere to a majority vote standard, with a director resignation policy, for uncontested director elections.

Board and Committee Meetings	• Each of our directors attended at least 75% of all Board meetings and applicable Committee meetings.

Board and Committee Evaluations	• The Board and each Committee conduct a comprehensive self-evaluation each year to identify potential areas of improvement.

Corporate Strategy

•  At least once per year, the Board and management engage in an in-depth discussion and align on the Company’s long-term corporate strategy. The strategy is revisited regularly during Board and Committee meetings.

Shareholder Engagement

•  We value the feedback of our shareholders and seek opportunities to engage on company performance, strategy, and governance, among other topics. We continue to engage with shareholders on important issues such as strategy and results, ESG, and executive compensation, and we share their feedback with the Board.

Clawback Policy

•  The Company’s Clawback Policy, in addition to providing for clawbacks related to financial restatements, also gives the Compensation and Governance Committee discretion to clawback incentive compensation in the event of management misconduct that could significantly damage the reputation of Express, but that does not lead to a financial restatement.

ESG

•  In 2022, the Company made meaningful progress against the ESG goals established in 2021. We continue to share our progress on our website at https://www.express.com/exp/expresstogether. The information accessible through our website is not incorporated by reference into and is not a part of this proxy statement.

Forward-Looking Statements and Other Information

This proxy statement, including the “Letter to our Shareholders,” contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that does not directly relate to any historical or current fact and are based on current expectations and assumptions, which may not prove to be accurate. Forward-looking statements are not guarantees and are subject to risks, uncertainties, changes in circumstances that are difficult to predict, and significant contingencies, many of which are beyond the Company’s control. Many factors could cause actual results to differ materially and adversely from these forward-looking statements, including those set forth in Item 1A of the Company’ s Annual Report on Form 10-K. The Company undertakes no obligation to publicly update or revise any forward-looking statements as a result of new information, future events, or otherwise, except as required by law.

Our fiscal year ends on the Saturday closest to January 31. Fiscal years are referred to by the calendar year in which the fiscal year commences. All references herein to “2022”, “2021”, and “2020” refer to the 52-week period ended January 28, 2023, January 29, 2022, and January 30, 2021, respectively.

In this proxy statement, we refer to earnings before interest, taxes, depreciation, and amortization (“EBITDA”), adjusted EBITDA, adjusted net income (loss) and adjusted diluted earnings per share, which are financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Please refer to Appendix B to this proxy statement for more information on EBITDA, adjusted EBITDA, adjusted net income (loss) and adjusted diluted earnings per share and a reconciliation of such measures to reported net income (loss), and diluted earnings per share, respectively, which are their most directly comparable GAAP measures.

8

ELECTION OF CLASS I DIRECTORS (PROPOSAL NO. 1)

The Board and its Compensation and Governance Committee are committed to ensuring that the Board possesses the right diversity of backgrounds, skills, experience, and perspectives to constitute an effective Board. The Board currently consists of ten members and is divided into three classes of directors, with four Class I directors, three Class II directors, and three Class III directors. The current term of our Class I directors expires at the Annual Meeting, while the terms for Class II and Class III directors will expire at our 2024 and 2025 annual meetings of shareholders, respectively.

Messrs. Archbold, Baxter, Mehta and Swinburn currently serve as Class I directors and are each independent. Upon the recommendation of the Compensation and Governance Committee, the Board has nominated Messrs. Archbold, Baxter, Mehta and Swinburn for re-election as Class I directors, to each serve three-year terms expiring at the 2026 annual meeting of shareholders. Messrs. Archbold and Swinburn have served as directors since 2012, Mr. Baxter has served as a director since 2019, and each was elected to serve a three-year term most recently at our 2020 annual meeting of shareholders. Mr. Mehta has served as a director since December 2022.

Messrs. Archbold, Baxter, Mehta and Swinburn have consented to serve if elected. If elected, each of Messrs. Archbold, Baxter, Mehta and Swinburn will hold office until their respective successor has been duly elected and qualified or until their earlier resignation or removal. If Messrs. Archbold, Baxter, Mehta or Swinburn becomes unavailable to serve as a director, the Board may either designate a substitute nominee or reduce the number of directors. If the Board designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board.

Information with respect to our Class I director nominees and our continuing Class II and Class III directors, including their recent employment or principal occupation, a summary of select qualifications, skills, and experience that led to the conclusion that they are qualified to serve as directors, the names of other public companies for which they currently serve as a director or have served as a director within the past five years, their period of service on the Board, and their ages as of April 17, 2023 (the “Record Date”) are provided in this section. The Board believes that our continuing directors, together with our director nominees, possess a complementary and diverse set of qualifications, skills, and experience to allow the Board to function at a high level and fulfill its responsibilities to our shareholders. Please refer to “Corporate Governance—Board Composition” on page 15 for other information about our Board, including a description of the qualifications, skills, and experience that the Board believes are important to effectively oversee the Company as it carries out its growth strategy and commitment to long-term value creation.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	9

    ELECTION OF CLASS I DIRECTORS (PROPOSAL NO. 1)

NOMINEES FOR CLASS I DIRECTORS FOR ELECTION AT THE 2023 ANNUAL MEETING

MICHAEL ARCHBOLD Director Since: January 2012 Age: 62 Chair of the Audit Committee

Business Experience

Mr. Archbold served as Chief Executive Officer of GNC Holdings, Inc. from August 2014 until July 2016 and also served as a director on the board of GNC Holdings, Inc. Prior to that, he was the Chief Executive Officer of The Talbots Inc. from August 2012 until June 2013 and also served as a director on the board of The Talbots Inc. Prior to that, Mr. Archbold served as President and Chief Operating Officer of Vitamin Shoppe, Inc. from April 2011 until June 2012, and prior to that as its Executive Vice President, Chief Operating Officer, and Chief Financial Officer from April 2007. Mr. Archbold served as Executive Vice President / Chief Financial and Administrative Officer of Saks Fifth Avenue from 2005 until 2007. From 2002 until 2005 he served as Chief Financial Officer for AutoZone, Inc., originally as Senior Vice President, and later as Executive Vice President. Mr. Archbold is an inactive Certified Public Accountant and has 20 years of financial experience in the retail industry. Mr. Archbold currently serves on the Board of the Council for Inclusive Capitalism with The Vatican; on the Advisory Board for the Dolan School of Business at Fairfield University; and as the Program Director for the CFO Council: Fortune 250 at The Conference Board.

Select Qualifications, Skills, and Experience:

•  Accounting, finance, and capital structure

•  Risk management

•  Retail merchandising and operations

•  Business development and strategic planning

•  Investor relations

•  Executive leadership of complex organizations

TIMOTHY BAXTER Director Since: June 2019 Age: 53 Chief Executive Officer, Express, Inc.

Business Experience

Mr. Baxter has served as our Chief Executive Officer since June 2019. Prior to joining the Company, Mr. Baxter was Chief Executive Officer of Delta Galil Premium Brands, a group of specialty retail apparel brands including 7 For All Mankind and Splendid, since May 2018. Prior to that, he held numerous leadership positions at Macy’s, Inc. from 2006 to 2017 including Chief Merchandising Officer from 2015 to 2017 and Executive Vice President, General Merchandise Manager from 2013 to 2015. Mr. Baxter started his career with Famous-Barr and May Department Stores, where he held positions of increasing responsibility from 1992 until 2006.

Select Qualifications, Skills, and Experience:

•  Retail merchandising and operations

•  Apparel merchandising and design

•  Business development and strategic planning

•  E-commerce and omni-channel retailing

•  Consumer brand marketing and advertising

•  Experience with target customers

•  Supply chain

10

    ELECTION OF CLASS I DIRECTORS (PROPOSAL NO. 1)

SATISH MEHTA Director Since: December 2022 Age: 58 Audit Committee

Business Experience

Mr. Mehta has served as Chief Technology Officer of Chewy, Inc. since June 2018. From July 2017 to June 2018, Mr. Mehta served as Vice President—Data and Analytics Solutions for UnitedHealth Group. Prior to that, Mr. Mehta served in various capacities at Staples Inc., including serving as their Vice President, Price—Data & Analytics, Omni-Channel and Innovation Labs from January 2014 to July 2017. Mr. Mehta’s experience also includes over eight years of service, from November 2005 to January 2014, at Yahoo!, in various positions including as their Senior Director, Global Data and Ad Tech.

Select Qualifications, Skills, and Experience:

•  Technology development and management experience

•  Data analytics

•  Risk management

•  Supply chain

•  Experience with target customers

•  Consumer brand marketing

•  E-commerce and omni-channel retailing

PETER SWINBURN Director Since: February 2012 Age: 70 Compensation and Governance Committee

Business Experience

Mr. Swinburn served as Chief Executive Officer and President of Molson Coors Brewing Company from July 2008 until he retired in December 2014. He also served as a director on the board of Molson Coors Brewing Company and MillerCoors Brewing Company from July 2008 until his retirement. Prior to that, he was Chief Executive Officer of Coors (U.S.) and from 2005 until October 2007, Mr. Swinburn served as President and Chief Executive Officer of Molson Coors Brewing Company (UK) Limited. Prior to that, he served as President and Chief Executive Officer of Coors Brewing Worldwide and Chief Operating Officer of Molson Coors Brewing Company (UK) Limited following the Molson Coors Brewing Company’s acquisition of Molson Coors Brewing Company (UK) Limited in 2002 where he served until 2003. Mr. Swinburn currently serves on the Board of Directors of Driven Brands, Inc. and previously served as a director of Fuller, Smith & Turner PLC and of Cabela’s Inc.

Select Qualifications, Skills, and Experience:

•  Business development and strategic planning

•  Consumer brand marketing and advertising

•  International operations

•  Finance and capital structure

•  Corporate governance and public company board practices

•  Executive leadership of complex organizations

•  Mergers and acquisitions

•  Executive compensation

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	11

    ELECTION OF CLASS I DIRECTORS (PROPOSAL NO. 1)

CLASS II DIRECTORS WITH TERMS CONTINUING UNTIL THE 2024 ANNUAL MEETING

PATRICIA E. LOPEZ Director Since: February 2022 Age: 61 Audit Committee Member

Business Experience

Ms. Lopez most recently served as Chief Executive Officer and as a member of the Board of Directors of High Ridge Brands Co., a Clayton, Dubilier & Rice Company, from 2017 until April 2020. Before joining High Ridge Brands Co., Ms. Lopez served as Senior Vice President of The Estée Lauder Companies Inc. from 2015 until 2016 and Chief Marketing Officer of Avon Products, Inc. from 2012 until 2015. Prior to that, Ms. Lopez worked for The Procter & Gamble Company from 1983 to 2012, where she held various roles in Latin America and the United States before ultimately serving as Vice President and General Manager of Eastern Europe in Russia. Ms. Lopez currently serves as a director of Domino’s Pizza, Inc., Acreage Holdings, Inc., Aramark and Virtue Labs.

Select Qualifications, Skills, and Experience:

•  Consumer brand marketing and advertising

•  Experience with target customers

•  Business development and strategic planning

•  Corporate governance and public company board practices

•  International operations

•  Executive leadership of complex organizations

•  Retail merchandising

MYLLE MANGUM Director Since: August 2010 Age: 74 Chairman of the Board; Compensation and Governance Committee Member; Audit Committee Member

Business Experience

Ms. Mangum is the Chief Executive Officer of IBT Holdings, LLC, a position she has held since October 2003. Prior to that, Ms. Mangum served as Chief Executive Officer of True Marketing Services, LLC since July 2002. She served as Chief Executive Officer of MMS Incentives, Inc. from 1999 to 2002. From 1997 until 1999, she served as President-Global Payment Systems and Senior Vice President-Expense Management and Strategic Planning for Carlson Wagonlit Travel, Inc. From 1992 until 1997 she served as Executive Vice President-Strategic Management for Holiday Inn Worldwide. Ms. Mangum was previously employed with BellSouth Corporation as Director-Corporate Planning and Development from 1986 to 1992 and President of BellSouth International from 1985 to 1986. Prior to that, she was with the General Electric Company. Ms. Mangum previously served as a director of Emageon, Inc., Scientific-Atlanta, Inc., Respironics, Inc., and PRGX Global, Inc. Ms. Mangum currently serves as a director of Barnes Group Inc. and Haverty Furniture Companies, Inc.

Select Qualifications, Skills, and Experience:

•  Business development and strategic planning

•  Corporate governance and public company board practices

•  Executive leadership of complex organizations

•  Leadership development and succession planning

•  International and franchise operations

•  Accounting, finance, and capital structure

•  Executive compensation

12

    ELECTION OF CLASS I DIRECTORS (PROPOSAL NO. 1)

YEHUDA SHMIDMAN Director Since: January 2023 Age: 41

Business Experience

Mr. Shmidman is the Chairman and Chief Executive Officer of WHP Global, a position he has held since January 2019. Prior to that, Mr. Shmidman was the founder and Chief Executive Officer of Wave Hill Partners since April 2018. Mr. Shmidman also served as Chief Executive Officer of Sequential Brands, Group, Inc. from November 2012 to March 2017. From October 2005 to November 2012, Mr. Shmidman assumed roles of increasing responsibility at Iconix Brand Group. Mr. Shmidman was elected to the Board pursuant to the terms of the Investment Agreement (as defined below). See “Related Person Transactions.”

Select Qualifications, Skills, and Experience:

•  Retail merchandising and operations

•  Apparel merchandising and design

•  Business development and strategic planning

•  E-commerce and omni-channel retailing

•  Consumer brand marketing and advertising

•  Experience with target customers

•  Mergers and acquisitions

CLASS III DIRECTORS WITH TERMS CONTINUING UNTIL THE 2025 ANNUAL MEETING

TERRY DAVENPORT Director Since: November 2016 Age: 65 Chair of the Compensation and Governance Committee

Business Experience

Mr. Davenport served as Global Brand Advisor for Starbucks Coffee Company from February 2014 until he retired in October 2017. Mr. Davenport spent the last ten years of his career at Starbucks Coffee Company. Prior to serving as Global Brand Advisor, his roles at Starbucks included: Senior Vice President of Global Creative Studios, Senior Vice President of Marketing and Category for Europe, Middle East, and Africa (EMEA), and Senior Vice President of Marketing for the U.S. He originally joined Starbucks as Vice President of Brand Strategy and Consumer Insights in October 2006. Prior to joining Starbucks, Mr. Davenport held senior brand leadership roles with YUM! Brands, PepsiCo., and Omnicom Agencies. Mr. Davenport is currently a strategic advisor and consultant for various enterprises on consumer, strategy, and brand related matters.

Select Qualifications, Skills, and Experience:

•  Consumer brand marketing and advertising

•  E-commerce and omni-channel retailing

•  Retail merchandising and operations

•  Business development and strategic planning

•  International operations

•  ESG matters

•  Experience with target customers

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    ELECTION OF CLASS I DIRECTORS (PROPOSAL NO. 1)

KAREN LEEVER Director Since: August 2016 Age: 59 Compensation and Governance Committee Member

Business Experience

Ms. Leever is the Chief Operating Officer of Fetch by The Dodo, a role she has held since January 2022. Prior to that, Ms. Leever served as President, US Digital Products and Marketing, for Discovery Communications from 2018 to 2021, and as Executive Vice President and General Manager, Digital Media of Discovery Communications from 2015 to 2018. Prior to joining Discovery Communications, she spent ten years with DIRECTV, and held several roles, including Senior Vice President, Digital and Direct Sales from 2013 to 2015, Senior Vice President of Digital Marketing and Media in 2012, and Senior Vice President of directv.com and Customer Communications in 2011. Additionally, Ms. Leever served as Vice President, Marketing at Kmart Corporation during 2005 and as Divisional Vice President, eCommerce from 2004 until 2005. Earlier in her career, she spent more than a decade in electronic television retailing at HSN and QVC, overseeing website design, messaging, pricing, and programming strategies.

Select Qualifications, Skills, and Experience:

•  E-commerce and omni-channel retailing

•  Technology development and management experience

•  Data analytics

•  Business development and strategic planning

•  Retail merchandising and operations

•  Experience with target customers

•  Leadership development and succession planning

ANTONIO LUCIO Director Since: December 2021 Age: 63 Compensation and Governance Committee Member

Business Experience

Mr. Lucio is the Principal and Founder of 5S Diversity, a firm dedicated to increasing the participation of women and people of color in senior marketing positions, and an Executive Fellow at the Yale School of Management. Previously, he was the Global Chief Marketing Officer of Facebook, Inc. from September 2018 to September 2020. Prior to that, Mr. Lucio was the Global Head of Marketing & Communications for HP Inc. from 2015 to 2020, and Global Chief Marketing & Communications Officer for Visa from 2007 to 2015. His 40 years of global marketing experience also includes marketing positions at PepsiCo, Kraft and Procter & Gamble. In 2022, Mr. Lucio was inducted into the Marketing Hall of Fame for his thought leadership and outstanding contribution to the marketing profession. Mr. Lucio currently serves on the boards of Adweek and VidMob, and the advisory board of Edelman.

Select Qualifications, Skills, and Experience:

•  Business development and strategic planning

•  E-commerce and omni-channel retailing

•  Consumer brand marketing and advertising

•  Experience with target customers

•  International and franchise operations

•  ESG matters

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE CLASS I NOMINEES TO BE ELECTED AS DIRECTORS.

14

CORPORATE GOVERNANCE

BOARD RESPONSIBILITIES

The Board is responsible for overseeing the affairs of the Company to generate sustainable long-term value for our shareholders and does so through oversight of the Company’s (1) strategy and performance, (2) management, including succession planning, (3) risk management program, (4) compliance and ESG programs, and (5) other corporate governance practices, including shareholder engagement.

The Board believes that effective oversight is best achieved through (1) having the right combination of people on the Board, (2) an effective Board leadership and committee structure, and (3) effective Board practices. The Board continually reassesses the composition of the Board, the Board’s leadership and structure, and its governance practices and believes that the continuing directors, along with the director nominees, together have a complementary and diverse set of skills, backgrounds, experiences, and perspectives to constitute an effective Board; and furthermore, that the Board’s leadership and committee structure, as well as its governance practices, are effective. See “Board Composition” below and “Election of Class I Directors (Proposal No. 1)” on page 9 for more information about the composition of the Board; see “Board Leadership and Structure” on page 17 for more information about the Board’s leadership structure and its committees; and see “Board Practices” on page 21 for more information about the Board’s governance practices.

BOARD COMPOSITION

The Board and its Compensation and Governance Committee (in this “Corporate Governance” section, the “Committee”) are committed to ensuring that the Board possesses the right diversity of backgrounds, skills, experience, and perspectives to constitute an effective Board. The Committee is responsible for developing the criteria for, and reviewing periodically with the Board, the skills and characteristics of nominees, as well as the composition of the Board as a whole. These criteria include independence, diversity, age, skills, tenure, and experience in the context of the needs of the Board. The Committee also considers a number of other factors, including the ability to represent all shareholders without a conflict of interest; the ability to work in and promote a productive environment; sufficient time and willingness to fulfill the substantial duties and responsibilities of a director; a high level of character and integrity; broad professional and leadership experience and skills necessary to effectively respond to complex issues encountered by a publicly traded company; and the ability to apply sound and independent business judgment. Pursuant to the Investment Agreement (as defined below), an affiliate of WHP has certain director appointment rights as further described in the Investment Agreement. For more information on these rights, see “Related Person Transactions–WHP Partnership–Investment Agreement–WHP Director” on page 24.

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    CORPORATE GOVERNANCE

▶ BOARD COMPETENCIES AND EXPERIENCE

The Board believes that it has the right mix of qualifications, skills, experience, and perspectives that allow it to fulfill its responsibilities, including overseeing management’s execution of the Company’s corporate strategy, which is designed to create long-term shareholder value. The information below shows how the Board’s collective qualifications, skills, and experience relate to the Company’s corporate strategy. For biographical information regarding each of our directors and their individual qualifications, skills, and experience see, “Election of Class I Directors (Proposal No. 1)” beginning on page 9.

Long-Term Strategy for Value Creation	Strategic Competencies and Experience	Corporate Governance Competencies and Experience

• Retail merchandising & operations

• Apparel merchandising & design

• E-commerce and omni-channel retailing

• Business development & strategic planning

• Supply chain

• International and franchise operations

• Technology development and management experience

• Data analytics

• Leadership development

• Accounting, finance, and capital structure

• Investor relations

• Executive compensation

• Mergers and acquisitions

• Executive leadership of complex organizations

• ESG matters

• Corporate governance and public company board practices

• Risk management

• Succession planning

ENGAGE Our Customers and Acquire New Ones

X-ECUTE With Precision to Accelerate Sales and Profitability

PRODUCT First

REINVIGORATE our Brand

▶ BOARD DEMOGRAPHICS AND REFRESHMENT

As previously noted, in addition to ensuring that the Board collectively has a diverse set of competencies, experience, and perspectives, the Committee and Board also consider independence, as well as diversity, age, and tenure. The charts below show certain demographic information about our Board as of April 17, 2023.

The Board does not believe it should establish term limits or age limits for service of directors because such limits may disadvantage the Company and the Board by causing loss of the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole. To assure the appropriate balance between members with new and different perspectives and those with a deep understanding of the Company built up over many years, the Committee reviews a director’s continuation on the Board each time such director’s term of office expires. The Board believes that together these practices are effective at ensuring an appropriate balance between experience and a fresh perspective on the Board.

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    CORPORATE GOVERNANCE

▶ IDENTIFYING AND EVALUATING DIRECTOR CANDIDATES

The Committee is responsible for identifying, recruiting, and recommending candidates for the Board and is responsible for reviewing and evaluating any candidates recommended by shareholders.

The following shows our nomination process for candidates to our Board:

Conduct a Needs Assessment

The Committee determines the director skills, experience, and attributes needed for the Board to exercise effective oversight of the Company. The Committee assesses the skills, experience, and attributes of existing directors against desired director skills, experience, and attributes to identify any skills, experience, and attributes that would strengthen the collective skills and experience of the Board.

Develop a New Director Profile
The Committee develops a profile that sets forth the skills, experience, and attributes desired for the new director, which satisfies the needs identified in the needs assessment.

Identify New Director Candidates
The Committee may identify new director candidates through professional search firms, professional networks of sitting directors, and nominations suggested by shareholders.

Selection of New Director
The Committee makes a recommendation to the Board based on an initial round of interviews, reference checks, and a final round of interviews with all directors.

Due Diligence and Onboarding

Once due diligence is performed and the nominee is appointed to the Board, the Company provides a robust onboarding program which includes a full day of in-person meetings with senior leadership at the Company’s headquarters and participation in a multi-day new director education program for first-time directors.

The Committee considers all director candidates, including candidates proposed by shareholders in accordance with our Bylaws, based on the same criteria. As noted above, the Committee may engage third party search firms to identify potential director nominees.

BOARD LEADERSHIP AND STRUCTURE

▶ LEADERSHIP STRUCTURE

Ms. Mangum has served as the Company’s independent Chairman since assuming the role at our 2016 Annual Meeting of Shareholders. The independent Chairman’s roles and responsibilities include: (1) establishing the Board agendas and schedules to confirm that appropriate topics are reviewed and sufficient time is allocated to each; (2) providing input to the CEO with respect to the information provided to the Board; (3) serving as a liaison between the independent directors and the CEO; (4) presiding at the executive sessions of independent directors; (5) facilitating communications and coordination of activities among the committees as appropriate; and (6) approving and coordinating the retention of advisors and consultants to the Board.

Our Corporate Governance Guidelines provide that the roles of Chairman and CEO may be separated or combined. The Board exercises its discretion in combining or separating these positions as it deems appropriate. The Board believes that the combination or separation of these positions should be considered as part of the succession planning process. In the event that the Chairman is not independent, the Board believes that it is beneficial for the independent directors to appoint an independent Lead Director. Currently, the Board believes that having an independent Chairman best serves the Board in its oversight role.

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    CORPORATE GOVERNANCE

▶ BOARD COMMITTEES

The Board has two standing committees: an Audit Committee and a Compensation and Governance Committee. The composition and leadership of these committees are shown in the table below. In the future, the Board may establish other committees, as it deems appropriate, to assist it with its responsibilities. The committees report to the Board as they deem appropriate and as the Board may request. Each standing committee operates under a charter that has been approved by the Board and each is comprised solely of independent directors.

Board Member	Audit Committee	Compensation and Governance Committee
Michael Archbold	▲	—
Terry Davenport	—	▲
Karen Leever	—	X
Patricia E. Lopez	X	—
Antonio Lucio	—	X
Mylle Mangum	X	X
Satish Mehta	X	—
Peter Swinburn	—	X

▲	Chair of the committee

Audit Committee

Audit Committee Responsibilities

  The Audit Committee is responsible for, among other matters:

•  appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

•  reviewing the independent registered public accounting firm’s independence from management;

•  reviewing with our independent registered public accounting firm the scope and results of their audit;

•  approving all audit and permissible non-audit services to be performed by the Company’s independent registered public accounting firm;

•  overseeing the financial reporting process and discussing with management and the Company’s independent registered public accounting firm the interim and annual financial statements, including related disclosures, that the Company files with the SEC, as well as earnings releases, earnings guidance, and non-GAAP measures;

•  reviewing and monitoring the Company’s accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;

•  establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, or auditing matters;

•  reviewing and approving known related person transactions;

•  reviewing internal audit activities and reports; and

•  assisting the Board in its oversight of the Company’s risk management program, including regularly reviewing the Company’s risk portfolio, management’s process for identifying risks, and the steps management has taken to monitor and control such risks.

The Audit Committee also prepares the Audit Committee Report that SEC rules require to be included in our annual proxy statement. This report is on page 67 of this proxy statement.

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    CORPORATE GOVERNANCE

Audit Committee Meetings

The Audit Committee met eight times in 2022. The Audit Committee generally has eight regularly scheduled meetings per year and has an opportunity at each meeting to speak with the lead audit partner from the Company’s independent registered public accounting firm, as well as the Company’s director of internal audit, without any other members of management present. In addition, the Audit Committee Chair has regularly scheduled teleconferences with each of the Company’s Chief Financial Officer and the lead audit partner from the Company’s independent registered public accounting firm.

Audit Committee Practices

At the end of each quarter, the Audit Committee reviews and discusses with management and the Company’s independent registered public accounting firm the Company’s financial results, press releases concerning the Company’s financial performance and earnings estimates, any significant control deficiencies identified and steps management has taken or plans to take to remediate the deficiencies, significant estimates and proposed adjustments to the financial statements, reports to the Company’s ethics hotline, internal audit activities and reports, risk management activities, and the results of the independent registered public accounting firm’s review or audit of the Company’s financial statements, among other things.

Each year the Audit Committee evaluates the performance of the Company’s independent registered public accounting firm and considers whether it is in the best interests of the Company and its shareholders to engage the firm for another year. As part of its evaluation, the Audit Committee considers the qualifications of the persons who will be staffed on the Company’s engagement, including the lead audit partner, quality of work, firm reputation, independence, fees, retail experience, and understanding of the Company’s financial reporting processes, policies, and procedures. The Audit Committee solicits feedback from management as part of its evaluation process.

Audit Committee Independence and Expertise

The Board has affirmatively determined that each of our Audit Committee members meets the definition of “independent director” for purposes of serving on the Audit Committee under both Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the NYSE listing rules. The Board has affirmatively determined that each of Mr. Archbold and Ms. Mangum qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Audit Committee Charter

The Audit Committee Charter may be viewed on the “Corporate Governance” page in the Investor Relations section of our website at www.express.com/investor. We will also provide a copy of the charter in print without charge upon written request delivered via email to IR@express.com or by mail to Express, Inc., 1 Express Drive, Columbus, OH 43230, Attention: Investor Relations.

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    CORPORATE GOVERNANCE

Compensation and Governance Committee

Compensation and Governance Committee Responsibilities

  The Compensation and Governance Committee is responsible for, among other matters:

•  overseeing the overall performance evaluation process for the CEO;

•  reviewing and approving key employee compensation goals, policies, plans, and programs;

•  reviewing and approving corporate goals and objectives relevant to CEO compensation and evaluating the CEO’s performance in light of these goals and objectives;

•  reviewing and approving, in consultation with or with the approval of the independent directors of the Board, compensation arrangements for the CEO;

•  reviewing the performance of and approving compensation arrangements for executive officers other than the CEO;

•  reviewing and approving employment agreements and other similar arrangements between the Company and its executive officers;

•  reviewing and recommending to the Board, in consultation with the Committee’s independent compensation consultant, compensation arrangements for the independent directors;

•  overseeing management’s administration of Company benefit plans and policies, including incentive compensation plans;

•  reviewing the Company’s compensation program to ensure it is appropriate and does not incentivize unnecessary and excessive risk taking;

•  identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board;

•  reviewing shareholder proposals and making recommendations to the Board regarding proposals;

•  overseeing the annual self-evaluation process for the Board and its committees;

•  overseeing ESG matters and making recommendations to the Board regarding plans and progress against key initiatives;

•  overseeing the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently; and

•  developing and recommending to the Board a set of corporate governance guidelines and principles applicable to the Company.

The Compensation and Governance Committee also prepares the Compensation and Governance Committee Report that SEC rules require to be included in our annual proxy statement. This report is on page 48 of this proxy statement.

Compensation and Governance Committee Independence

The Board has affirmatively determined that each of our Compensation and Governance Committee members meets the definition of “independent director” for purposes of serving on the Compensation and Governance Committee under both Rule 10C-1 of the Exchange Act and the NYSE listing rules.

Compensation and Governance Committee Meetings

The Compensation and Governance Committee met six times in 2022. The Compensation and Governance Committee generally has six regularly scheduled meetings per year and has an opportunity at each meeting to speak with the Compensation and Governance Committee’s independent compensation consultant.

Compensation and Governance Committee Practices

See “Executive Compensation—Compensation Discussion & Analysis—Executive Compensation Practices” on page 44 for additional information about the Compensation and Governance Committee’s practices.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation and Governance Committee has been an officer or employee of the Company. No interlocking relationships exist between the members of the Board or Compensation and Governance Committee and the board of directors or compensation committee of any other company.

Compensation and Governance Committee Charter

The Compensation and Governance Committee Charter may be viewed on the “Corporate Governance” page in the Investor Relations section of our website at www.express.com/investor. We will also provide a copy of the charter in print without charge upon written request delivered via email to IR@express.com or by mail to Express, Inc., 1 Express Drive, Columbus, OH 43230, Attention: Investor Relations.

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    CORPORATE GOVERNANCE

BOARD PRACTICES

▶ STRATEGY OVERSIGHT

The Board has deep experience in the area of strategy and business development, with much of that experience gained in the retail sector. At least once per year, the Board and management engage in an in-depth discussion and align on the Company’s corporate strategy which is designed to create long-term shareholder value and serves as the foundation upon which goals are established and decisions are made. Short and medium term objectives are developed to support achievement of the long-term strategy and the Board monitors management’s progress against such objectives.

▶ RISK OVERSIGHT

Full Board

The Board, with the assistance of the Audit Committee and the Compensation and Governance Committee, oversees our enterprise risk management (“ERM”) program. Our ERM program is designed to enable effective identification and management of critical enterprise risks and to facilitate the incorporation of risk considerations into decision making.

The Board is kept informed of the committees’ risk oversight and related activities primarily through reports of the committee chairs to the full Board. The Board also receives a comprehensive report from management on the ERM program at least annually. In addition, the Audit Committee escalates issues relating to risk oversight to the full Board as appropriate to ensure that the Board is appropriately informed of developments that could affect our risk profile or other aspects of our business. The Board also considers specific risk topics in connection with strategic planning and other matters.

The Audit Committee

The Audit Committee oversees management’s implementation of the ERM program, including regularly reviewing our enterprise risk portfolio, management’s process for identifying risks, and steps management has taken to monitor and control enterprise risks.

The Compensation and Governance Committee

The Compensation and Governance Committee is responsible for risk oversight as it relates to our compensation policies and practices and governance structure and processes.

Management

Management has day-to-day responsibility for the Company’s ERM program. As part of its responsibilities, management continuously identifies and monitors the Company’s enterprise risks, develops and reviews risk response plans, and takes steps to control risk where appropriate.

Management’s responsibilities are carried out by a cross-functional Risk Committee which includes our President and Chief Operating Officer, Chief Legal Officer, Chief Financial Officer, Chief Information Officer, Chief Human Resources Officer, and Director of Internal Audit.

▶ MANAGEMENT OVERSIGHT AND SUCCESSION PLANNING

As part of its management oversight responsibilities, the Board assesses whether the Company has the management talent needed to successfully pursue the Company’s strategy, monitors management’s execution of the Company’s strategy, and provides advice to management as a strategic partner. The Board believes that open communications between the Board and management play a key role in effective oversight. Accordingly, in addition to formal meetings, individual directors and members of management engage in frequent dialogue concerning the Company in between meetings.

The Board is responsible for succession planning for the CEO position and for monitoring and advising on management’s succession planning for other executive officers and key contributors. The Board reviews and discusses succession plans for the CEO position and the Company’s other executive officers and key contributors at least once annually, usually as part of the annual talent review of the executive leadership and key contributors in the Company. As part of the annual talent review process, the CEO shares their evaluation of the executive leadership in the business and makes recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals. Directors become familiar with potential successors for key management positions through various means, including annual talent reviews, presentations to the Board, and communications outside of meetings.

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    CORPORATE GOVERNANCE

▶ COMPLIANCE OVERSIGHT

The Board is committed to ensuring that the Board and the management team together cultivate a high-performing, collaborative corporate culture that emphasizes the importance of acting according to high ethical standards and in compliance with legal requirements. The Board receives a compliance update each quarter from the Company’s Chief Legal Officer who has day-to-day oversight responsibilities for the Company’s compliance program. On an annual basis, the Board reviews with management the Company’s top compliance risks based on an updated risk assessment, steps management is taking to reduce compliance risk, and key compliance initiatives for the upcoming year.

▶ CYBERSECURITY RISK OVERSIGHT

In addition, the Board oversees the Company’s Information Risk and Resilience program. In order to respond to the threat of security breaches and cyberattacks, we have developed a program, overseen by the Company’s Chief Technology Officer, the Head of Information Security and our Information Security Office, that is designed to protect and preserve the confidentiality, integrity and continued availability of all information owned by, or in the care of, the Company. This program also includes a cyber incident response plan that provides controls and procedures for timely and accurate reporting of any material cybersecurity incident. The Audit Committee, which is tasked with oversight of certain risk issues, including cybersecurity, receives reports from the Head of Information Security, the Chief Technology Officer and the Global Head of Operational Risk throughout the year. The Board and the Audit Committee also receive updates about the results of annual readiness assessments led by outside advisors who provide a third-party independent assessment of our technical program and our internal response preparedness. The Audit Committee regularly briefs the full Board on these matters, and the full Board also receives periodic briefings on cyber threats to enhance our directors’ literacy on cyber issues.

▶ ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) INITIATIVES

Environmental, social and governance (ESG) matters, which include respect for our communities, the environment and human rights, influence our ability to create long-term shareholder value. The Compensation and Governance Committee maintains oversight over ESG matters and makes recommendations to the Board regarding key initiatives. We believe these initiatives, which are incorporated in Board discussions throughout the year, are critical to all our Company’s stakeholders, including our employees, customers and shareholders. To extend the reach and impact of our commitment, we require our product suppliers in our direct supply chain to follow strict ethical labor standards as outlined in our Supplier Code of Conduct. In 2021, we created our Express Together mission and published specific goals in the areas of (i) Diversity, Equity and Inclusion; (ii) Giving & Mentoring; and (iii) Conscious Sourcing & Product. We made meaningful progress against these goals in 2022 and we continue to share our progress on our website at https://www.express.com/exp/expresstogether. The information accessible through our website is not incorporated by reference into and is not a part of this proxy statement.

▶ COMMUNICATIONS WITH THE BOARD

Shareholders and other interested parties may contact an individual director, including the independent Chairman, the Board as a group, or a specified Board committee or group, including the independent directors as a group, at the following address: Office of the Corporate Secretary, Express, Inc., 1 Express Drive, Columbus, OH 43230 Attn: Board of Directors. Any correspondence should clearly indicate whether the correspondence is intended for an individual director, the Board as a group, or a specified committee or group of directors.

All such reports or correspondence will be forwarded to the appropriate director or group of directors as indicated on the correspondence unless the correspondence is of a trivial nature, irrelevant to the Board’s responsibilities, or already addressed by the Board. A report will be made to the Audit Committee of all communications to the Board, and all such correspondence is made available to all directors.

▶ BOARD MEETINGS

The Board held a total of fourteen meetings during 2022. Each director attended at least 75% of the meetings of the Board and of the committees on which he or she served during 2022. Directors are expected to attend our annual meetings of shareholders. All then-serving directors attended our 2022 annual meeting of shareholders, which was held virtually via a live webcast, except Mr. Lucio, who was unable to attend due to a prior commitment he made before joining the Board in December 2021.

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    CORPORATE GOVERNANCE

The independent directors are given an opportunity to meet in executive session at each Board meeting and do so routinely.

▶ CORPORATE GOVERNANCE PRINCIPLES

The Board has adopted policies and procedures to ensure effective governance of Express. Our Corporate Governance Guidelines may be viewed on the “Corporate Governance” page in the Investor Relations section of our website at www.express.com/investor. We will also provide the Corporate Governance Guidelines in print without charge upon request by telephone at (888) 423-2421, via email to IR@express.com, or via mail delivered to Express, Inc., 1 Express Drive, Columbus, OH 43230, Attention: Investor Relations.

The Compensation and Governance Committee reviews our Corporate Governance Guidelines from time to time as necessary, but no less than annually, and may propose modifications to the principles and other key governance practices from time to time for adoption by the Board. The Board most recently updated our Corporate Governance Guidelines in June 2022.

▶ DIRECTOR ELECTION STANDARDS

Our Bylaws and Corporate Governance Guidelines provide for a majority voting standard in uncontested director elections. Therefore, in uncontested director elections, a director nominee must receive more votes cast for than against their election to be elected to the Board. The Board expects a director to tender their resignation if they fail to receive the required number of votes for election or re-election.

The Company has a classified Board, with each class of directors serving three-year terms. Our certificate of incorporation provides that, subject to any rights applicable to any then-outstanding preferred stock, the Board shall consist of such number of directors as is determined from time to time by resolution adopted by a majority of the total number of authorized directors, whether or not there are any vacancies in previously authorized directorships. Subject to any rights applicable to any then-outstanding preferred stock, any vacancies resulting from an increase in the size of the Board or otherwise must be filled by the directors then in office unless otherwise required by law or by a resolution passed by the Board. The term of office for each director will be until their successor is elected at an annual meeting of shareholders or their death, resignation, or removal, whichever is earliest to occur. Any additional directorships resulting from an increase in the size of the Board will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors.

▶ BOARD EVALUATIONS

The Board conducts a comprehensive annual self-evaluation to determine whether it and its committees are functioning effectively and to identify potential areas of improvement. The evaluation process generally includes written questionnaires and one-on-one interviews with each director. The Chairman shares a summary of the results with the full Board and action plans are created to address identified improvement opportunities.

▶ OUTSIDE BOARD MEMBERSHIPS

Our Corporate Governance Guidelines provide that directors should not serve on more than four public company boards in addition to the Company’s Board; provided, however, that directors who are executive officers of public companies should not serve on more than two total public company boards in addition to the Company’s Board. Directors are expected to advise the Chairman in advance of accepting an invitation to serve on another public company board or for-profit private company board and before accepting an assignment to any other public company’s audit or compensation committee. No director may serve as a director, officer, or employee of a competitor of ours.

▶ CODE OF CONDUCT

Our Code of Conduct serves as the foundation for our compliance program and sets forth the ethical standards, legal requirements, and other policies we expect our directors, officers, and associates to comply with at all times. Shareholders may access a copy of our Code of Conduct on the “Corporate Governance” page in the Investor Relations section of our website at www.express.com/investor. We will also provide the Code of Conduct in print without charge upon request by telephone at (888) 423-2421, via email to IR@express.com or via mail delivered to Express, Inc., 1 Express Drive, Columbus, OH 43230, Attention: Office of the Corporate Secretary.

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    CORPORATE GOVERNANCE

We will promptly disclose any waivers of our Code of Conduct involving our directors or executive officers. We intend to satisfy any disclosure requirements regarding any amendment or waiver of our Code of Conduct by posting the information on the “Corporate Governance” page of our website which can be found at www.express.com/investor.

▶ RELATED PERSON TRANSACTIONS

Under our current Related Person Transaction policy, a “Related Person Transaction” is any transaction, arrangement, or relationship between us or any of our subsidiaries and a Related Person where the amount involved exceeds $120,000 and the Related Person has or will have a direct or indirect material interest. A “Related Person” is any of our executive officers, directors, director nominees, any shareholder beneficially owning in excess of 5% of our stock or securities exchangeable for our stock, any immediate family member of any of the foregoing persons, and any firm, corporation, or other entity in which any of the foregoing persons is an executive officer, a partner or principal, or in a similar position, or in which such person has a 5% or greater beneficial ownership interest in such entity.

All Related Person Transactions must be approved or ratified by a majority of the disinterested directors on the Board or a designated committee thereof consisting solely of disinterested directors in accordance with our Related Person Transaction Policy. In approving any Related Person Transaction, the Board or the committee must determine that the transaction is on terms no less favorable in the aggregate than those generally available to an unaffiliated third-party under similar circumstances.

Since January 31, 2022, other than as described below, there has not been, and there is not currently proposed, any transaction or series of transactions to which we were or will be a participant in which the amount involved exceeded or will exceed $120,000 and in which any Related Person had or will have a direct or indirect material interest.

WHP Partnership

On January 25, 2023, we closed the strategic partnership transaction with WHP. Pursuant to the transaction, WHP acquired 5.4 million newly issued shares of our common stock at a purchase price of $4.60 per share, or $25 million in the aggregate, representing approximately 7.4% of our outstanding shares of common stock, on a pro forma basis, as of the closing of the transaction. We also formed the IP JV, valued at approximately $400 million, with WHP committing $235 million to the IP JV for 60% ownership of the IP JV and the Company contributing certain intellectual property in exchange for 40% ownership of the IP JV. Pursuant to the terms of the Investment Agreement (as defined and described below), upon the closing of the stock purchase, Yehuda Shmidman, Chairman and Chief Executive Officer of WHP, was appointed to the Board as a Class II director.

On April 13, 2023, the Company and WHP Investments, LLC, an affiliate of WHP (“WHP Investments”) (including their respective subsidiaries) agreed to purchase the Bonobos business (“Bonobos”) from Walmart Inc. (the “Bonobos Transaction”). Under the terms of the Bonobos Transaction, which was arranged as part of the Company’s previously-announced strategic partnership with WHP, (i) WHP Investments has agreed to purchase intellectual property related to the Bonobos brand for a purchase price of $50.0 million and (ii) the Company has agreed to purchase Bonobos’ operating assets and assume the related certain liabilities of the Bonobos business for a purchase price of $25.0 million, subject to a customary purchase price adjustment for net working capital. The completion of the Bonobos Transaction is subject to customary closing conditions. At the closing of the Bonobos Transaction, the Company will enter into the Bonobos License Agreement with WHP as described below.

A description of the agreements we entered into in connection with the WHP partnership transaction are set out below. Except for the Bonobos License Agreement, each of these agreements were filed as exhibits to our Annual Report.

Investment Agreement

On December 8, 2022, the Company entered into an investment agreement (the “Investment Agreement”) with WH Borrower, LLC, an affiliate of WHP (“WH Borrower”), pursuant to which the Company issued and sold 5.4 million shares of common stock to WH Borrower (the “Purchased Shares”) in a private placement for a purchase price of $4.60 per share, or an aggregate purchase price of approximately $25.0 million (the “Stock Purchase”).

WHP Director

Pursuant to the Investment Agreement, until the occurrence of the Fall-Away of Investor Board Rights (as defined in the Investment Agreement), in the event of the death, disability, resignation or removal of Mr. Yehuda Shmidman (the “Investor Director”) as a member of the Board, WH Borrower may designate a replacement designee reasonably acceptable to the Board (and the

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Compensation and Governance Committee of the Board). Until the occurrence of the Fall-Away of Investor Board Rights, at any annual meeting of the Company’s stockholders at which the term of the Investor Director (or any subsequent replacement of the Investor Director) shall expire, WH Borrower has the right to designate one director, which director shall be nominated by the Board for election at such annual meeting. Upon the occurrence of the Fall-Away of Investor Board Rights, the Investor Director is required to immediately resign from the Board.

Restrictions on Transfer

Subject to certain exceptions set forth in the Investment Agreement, neither WH Borrower nor any of its affiliates may transfer any of the Purchased Shares to any unaffiliated person until July 1, 2026, subject to certain exceptions set forth in the Investment Agreement. WH Borrower and its affiliates are also restricted from transferring Purchased Shares to a Prohibited Transferee (as defined in the Investment Agreement) or from tendering any shares into any tender offer not approved by the Board.

Standstill

Except as otherwise expressly permitted in the Investment Agreement and subject to certain exceptions, WH Borrower agreed that until the later of (a) the Fall-Away of Investor Board Rights and (b) the 12-month anniversary of the closing of the Stock Purchase, without the prior written approval of the Board, WH Borrower is subject to certain customary standstill restrictions, including prohibitions on (i) acquiring or proposing to acquire securities or assets of the Company or its subsidiaries, (ii) participating in any solicitation of proxies or seeking to advise or influence any person with respect to voting of Company securities, (iii) demanding a copy of the Company’s stock ledger list of stockholders, (iv) effecting a tender offer, merger or acquisition of the Company, (v) seeking to control or influence the Company, (vi) initiating or joining certain actions against the Company, (vii) increasing its beneficial ownership to more than 15%, (viii) taking any action that would require a public announcement regarding the possibility of a transaction or certain events and (ix) joining or participating in a “group” (as defined in Sections 13(d)(3) and 13(g)(3) of the Exchange Act) with any third party.

Registration Rights Agreement

At the closing of the transaction, in connection with the Investment Agreement, the Company and WH Borrower entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which, among other things, the Company granted WH Borrower certain registration rights. Under the Registration Rights Agreement, the Company is required to register the resale of the Purchased Shares by July 1, 2026.

Membership Interest Purchase Agreement

On December 8, 2022, the Company entered into a membership interest purchase agreement (the “Membership Interest Purchase Agreement”), by and among the Company, WH Borrower and Express LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Seller”). Pursuant to the Membership Interest Purchase Agreement, (a) Seller and wholly owned subsidiary of Seller (“Contribution Co”) entered into a contribution agreement (the “Contribution Agreement”) with the IP JV, pursuant to which Seller contributed certain of its intellectual property assets to the IP JV in exchange for 100% of the limited liability company interests of the IP JV, after which Seller assigned a 1% limited liability company interest to Contribution Co and (b) following the closing of the transactions contemplated by the Contribution Agreement, WH Borrower purchased from Seller a 60% ownership interest in the IP JV.

IP JV Operating Agreement

On January 25, 2023, in connection with the Membership Interest Purchase Agreement, Seller, Contribution Co and an affiliate of WH Borrower entered into an amended and restated limited liability company agreement governing the operations of the IP JV (the “Operating Agreement”). Cash earnings of the IP JV will be distributed quarterly to the Company (through Seller and Contribution Co) and WH Borrower on a pro rata basis. Under the Operating Agreement, the IP JV is required to be managed by a board of managers controlled by WH Borrower, subject to the Company’s right to approve certain actions by the IP JV. The Operating Agreement precludes the Company from entering into any partnership or other similar agreement or any sale, merger or other divestiture with certain Restricted Parties (as defined in the Operating Agreement). Pursuant to the Operating Agreement, each of WH Borrower and the Company agreed to provide the other with a right of first offer with respect to any Retail Opportunity (as defined in the Operating Agreement).

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    CORPORATE GOVERNANCE

Intellectual Property License Agreement

On January 25, 2023, the Company and the IP JV entered into an Intellectual Property License Agreement (the “License Agreement”). The License Agreement provides the Company with an exclusive license in the United States to the intellectual property contributed in connection with the Membership Interest Purchase Agreement and certain other intellectual property. The initial term of the License Agreement is 10 years, and the License Agreement automatically renews for successive renewal terms of 10 years (unless the Company provides notice of non-renewal at least 24 months prior to the end of the initial or applicable renewal term). Except for the Company’s right not to renew the License Agreement, the License Agreement is not terminable by either party. The Company agreed to pay the IP JV a royalty on net sales of certain licensed goods and committed to an annual guaranteed minimum annual royalty during the term of the License Agreement (i.e., $60 million in the first contract year, increasing by $1 million per year for the next five contract years, and remaining at $65 million following the sixth contract year). The Company will pay actual royalties at a rate of (i) 3.25% of net sales arising from retail sales of certain licensed goods in the first through the fifth contract years (and 3.5% thereafter), and (ii) 8% of net sales arising from wholesale sales of such goods.

Bonobos License Agreement

On April 13, 2023, in connection with the Bonobos Transaction, the Company and WHP Investments, have agreed to, at the closing of the Bonobos Transaction, enter into a license agreement (the “Bonobos License Agreement”) that will provide the Company with an exclusive license in the United States to intellectual property related to the Bonobos brand, including intellectual property rights for the Bonobos brand that will be acquired by WHP Investments in connection with the Bonobos Transaction. The Bonobos License Agreement has an initial term of ten (10) years from the effective date, and will automatically renew for successive renewal terms of ten (10) years unless (i) the Company provides notice of non-renewal at least 24 months prior to the end of the initial or applicable renewal term, or (ii) WHP Investments exercises its right to not renew in the event of certain failures by the Company to pay the annual guaranteed minimum royalty. Except for such non-renewal rights, the Bonobos License Agreement will not be terminable by either party. The Company will pay WHP Investments a royalty on net sales of certain licensed goods and will commit to an annual guaranteed minimum royalty during the term of the Bonobos License Agreement (ranging from $6.5 million in the first contract year to $11.5 million in the tenth contract year and each contract year thereafter). The Company will pay royalties at a rate of (i) 3.25% of net sales arising from retail sales of certain licensed goods in the first through the fifth contract years (and 3.5% thereafter), and (ii) 8% of net sales arising from wholesale sales of such goods.

Conflict of Interest and Confidentiality Policy

In February 2023, following the closing of the WHP partnership transaction, the Board adopted a Conflict of Interest and Confidentiality Policy. This policy is intended to, among other things, assist the Board in managing any actual or potential conflict of interest that involves a member of the Board who has a significant relationship or affiliation with another entity or person that may have interests that conflict with those of the Company.

DIRECTOR COMPENSATION

▶ OVERVIEW

Non-employee directors receive compensation for Board service, which is designed to fairly compensate them for their time and effort, be competitive with the market, and align their interests with the long-term interests of our shareholders. Employee directors receive no compensation for Board service. The Compensation and Governance Committee, together with its independent compensation consultant, periodically review the form and amount of director compensation and recommend changes to the Board, as appropriate. As part of its review, the Compensation and Governance Committee considers how the Company’s director compensation program compares to the programs at the peer companies we refer to in the executive compensation setting process. See “Executive Compensation—Compensation Discussion and Analysis—Executive Compensation Practices—The Role of Peer Companies and Benchmarking” beginning on page 44 for more information about our peer companies. The Compensation and Governance Committee believes that director compensation should be competitive with the market and geared towards attracting and retaining highly-qualified independent professionals to oversee the Company and represent the interests of the Company’s shareholders.

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▶ NON-EMPLOYEE DIRECTOR COMPENSATION

The annual cash retainers for our non-employee directors in 2022 are shown in the following table.

Annual Retainer Type	2022 Annual Retainer Amount
Non-Employee Director	$80,000
Committee Service	$10,000
Chairman	$100,000
Audit Committee Chair	$20,000
Compensation and Governance Committee Chair	$20,000

Non-employee directors also receive equity grants on an annual basis. In 2022, non-employee directors were granted restricted stock units that had a fair value of approximately $130,000 on the date of grant and that vest on June 15, 2023, subject to continued service. The Company’s non-employee Chairman was entitled to an additional grant of restricted stock units that had a fair value of approximately $40,000 on the date of grant and that vest on June 15, 2023 subject to continued service. All directors receive reimbursement for reasonable out-of-pocket expenses incurred in connection with their Board service.

The annual cash retainer amount for non-employee directors and the annual equity grant for non-employee directors were each increased by $5,000 in July 2022 based on market conditions and as recommended by the Committee’s independent compensation consultant.

Reasonable Individual Compensation Limitations for Non-Employee Directors

Under the Second Amended and Restated Express, Inc. 2018 Incentive Compensation Plan (the “Plan”), the aggregate value of all compensation paid or granted to any individual for service as a non-employee director during any calendar year, including awards granted under the 2018 Plan and cash fees paid by us, will not exceed $600,000, calculating the value of any awards granted during such calendar year based on the grant date fair value of such awards for financial reporting purposes, other than with respect to any special compensation paid to any non-employee director for their service as Chairman of the Board.

▶ DIRECTOR STOCK OWNERSHIP GUIDELINES

The Board has director stock ownership guidelines which call for non-employee directors to own an amount of our common stock equal to five times their annual cash retainer. Directors have five years to meet the guidelines. Under these guidelines, directors are generally not permitted to sell any shares of our common stock until they achieve the ownership guideline and thereafter are only permitted to sell shares to the extent that such sale would not cause the director to fall below the ownership guideline. To avoid fluctuating ownership requirements, once a director has achieved the applicable stock ownership guideline, he or she is considered to have satisfied the guideline, provided that the shares used to meet the underlying requirement are retained. As of the end of fiscal 2022, all non-employee directors have met or are on track to meet the stock ownership guidelines.

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        CORPORATE GOVERNANCE

▶ 2022 DIRECTOR COMPENSATION TABLE

The following table sets forth information regarding compensation earned for each of our non-employee directors in fiscal 2022.

Director(1)	Fees Earned or Paid in Cash ($)(6)	Stock Awards ($)(7)(8)	Total ($)
Michael Archbold	108,750	97,053	205,803
Terry Davenport	93,750	97,053	190,803
Michael F. Devine(2)	88,750	97,053	185,803
Karen Leever	88,750	97,053	185,803
Patricia Lopez(3)	102,598	97,053	199,651
Antonio Lucio	90,379	97,053	187,432
Mylle Mangum	198,750	126,915	325,665
Satish Mehta(4)	26,739	19,286	46,025
Yehuda Shmidman(5)	—	—	—
Peter Swinburn	103,750	97,053	200,803

(1)	Mr. Baxter did not receive compensation for service on the Board.

(2)	Mr. Devine resigned from the Board effective February 27, 2023, on which date his unvested restricted stock units were forfeited.

(3)	Ms. Lopez was appointed to the Board effective February 1, 2022.

(4)	Mr. Mehta was appointed to the Board effective December 1, 2022.

(5)	Mr. Shmidman was appointed to the Board effective January 25, 2023.

(6)	Reflects amounts paid on December 22, 2022 for compensation earned in the first quarter of 2023 and does not include amounts paid in December 2021 for compensation earned in the first quarter of 2022.

(7)

Reflects the aggregate grant date fair value of restricted stock units. These values have been determined based on the assumptions and methodologies set forth in Note 9 of the Company’s financial statements included in our Annual Report. These amounts do not represent the actual amounts paid to or received by the named director during 2022. No stock options were granted to any of the Company’s non-employee directors in 2022.

(8)

The aggregate restricted stock units outstanding as of April 17, 2023 are as follows: Mr. Archbold (35,813 restricted stock units); Mr. Davenport (35,813 restricted stock units); Ms. Leever (35,813 restricted stock units); Ms. Lopez (35,813 restricted stock units); Mr. Lucio (35,813 restricted stock units); Ms. Mangum (46,832 restricted stock units); Mr. Mehta (18,544 restricted stock units); Mr. Shmidman (0 restricted stock units) and Mr. Swinburn (35,813 restricted stock units).

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EXECUTIVE OFFICERS

The following table sets forth the names, ages, and titles of our executive officers as of the Record Date:

Name	Age	Position
Timothy Baxter	53	Chief Executive Officer
Matthew Moellering*	56	President and Chief Operating Officer
Malissa Akay	46	Executive Vice President and Chief Merchandising Officer
Sara Tervo	47	Executive Vice President and Chief Marketing Officer
Jason Judd	46	Senior Vice President, Chief Financial Officer and Treasurer

*	On March 1, 2023, Mr. Moellering notified the Company of his intention to retire from the Company effective May 5, 2023.

Our executive officers are appointed by the Board and serve until their successors have been duly elected and qualified or their earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Set forth below is a description of the background of the persons named above, other than Mr. Baxter, whose background information is provided in “Election of Class I Directors (Proposal No. 1)” on page 9.

Matthew Moellering has served as our President and Chief Operating Officer since September 2019, and served as our Interim Chief Financial Officer from October 2021 to April 2022. He also served as Interim President and Interim Chief Executive Officer from January 2019 to June 2019. Prior to his current role, he was Executive Vice President and Chief Operating Officer from 2011 to 2019; Executive Vice President, Chief Administrative Officer, Chief Financial Officer, Treasurer and Secretary from 2009 until 2011, Senior Vice President, Chief Financial Officer, Treasurer and Secretary from 2007 until 2009, and Vice President of Finance from 2006 until 2007. Before joining Express, he served in various roles with Limited Brands, Inc. (later known as L Brands, Inc.) from 2003 until 2006, including Vice President of Financial Planning. Mr. Moellering also served in various roles with Procter and Gamble where he was employed from 1995 until 2003 and prior to that he served as an officer in the United States Army. Mr. Moellering serves on the board of directors of L.L. Bean, Inc., which is a privately held company.

Malissa Akay has served as our Executive Vice President and Chief Merchandising Officer since September 2019. Ms. Akay joined Express from Lane Bryant (part of Ascena Retail Group, Inc.), where she most recently served as Executive Vice President and General Merchandise Manager from 2018 to 2019 and as Senior Vice President and General Merchandise Manager from 2016 to 2017. Prior to that, Ms. Akay served in various roles with Ralph Lauren from 2012 until 2016 including Chief Merchandising Officer, Polo Accessories, and Senior Vice President, Merchandising, Planning and Allocation and Visual Merchandising. Previously, Ms. Akay spent 13 years with DFS Group where she held merchandising leadership positions across multiple categories.

Sara Tervo has served as our Executive Vice President and Chief Marketing Officer since September 2019. Ms. Tervo joined Express from Justice (part of Ascena Retail Group, Inc.), where she was Executive Vice President and Chief Marketing Officer from 2016 to 2019. Prior to that Ms. Tervo held multiple leadership positions with Limited Brands, Inc. (later known as L Brands, Inc.) from 1998 to 2016 across marketing, creative services and public relations, including Executive Vice President, Marketing for Victoria’s Secret and Senior Vice President, Marketing for PINK.

Jason Judd has served as our Senior Vice President, Chief Financial Officer and Treasurer since April 2022. Mr. Judd joined Express from Big Lots, Inc., where he served as Senior Vice President, Corporate Finance & Treasurer since October 2019. Before joining Big Lots, Inc., Mr. Judd served as Chief Financial Officer and Senior Vice President from February 2016 to October 2019, and as Chief Financial Officer and Vice President from July 2015 to February 2016, of Justice (part of Ascena Retail Group, Inc.). Prior to that, Mr. Judd served as Associate Vice President of Finance of Victoria’s Secret Stores from June 2011 to May 2015. Mr. Judd has been a member of the Park National Bank board of directors and the Park National Corporation board of directors since January 2019.

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EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

2022 Named Executive Officers

This Compensation Discussion and Analysis focuses on the compensation of our named executive officers (our “NEOs”) for 2022, who are listed below:

Name	Position
Timothy Baxter	Chief Executive Officer
Matthew Moellering*	President and Chief Operating Officer
Malissa Akay	Executive Vice President and Chief Merchandising Officer
Sara Tervo	Executive Vice President and Chief Marketing Officer
Jason Judd	Senior Vice President, Chief Financial Officer and Treasurer

*	On March 1, 2023, Mr. Moellering notified the Company of his intention to retire from the Company effective May 5, 2023.

▶ Executive Summary

This year, the Compensation and Governance Committee (the “Committee”) set challenging performance targets that required significant year-over-year growth and incorporated a performance metric to align compensation more closely with shareholder returns. These changes continued to promote alignment of our executive compensation program with the Company’s efforts to successfully execute the EXPRESSway Forward strategy to drive value for our shareholders. We believe our fiscal 2022 compensation program reinforces our pay for performance philosophy and continues to motivate, retain, and attract high-caliber executives.

In March 2022, the Committee determined to add a total shareholder return (TSR) modifier to the long-term performance targets based on EBITDA, subject to adjustments for extraordinary items (“Adjusted EBITDA”). Using an Adjusted EBITDA target focuses on the operational aspect of the business from a cash generation standpoint and the TSR modifier ties the long-term incentive awards more closely to shareholder returns. The Committee established rigorous three-year 2022-2024 EBITDA goals during a challenging macroeconomic environment, with consumer spending significantly impacted by high inflation. The three-year performance period requires that our management execute on our long-term business plan to achieve these goals over a longer period of time. The Adjusted EBITDA metric was also used for the same purpose in 2021 and 2020, promoting consistency year-over-year. Based on this year’s performance, Adjusted EBITDA performance must significantly improve over the next two years for there to be any payout of the performance-based long-term incentives granted to our NEOs in 2022 (which are subject to a three-year performance period through 2024).

With respect to our seasonal short-term incentive compensation program, the Committee once again determined to use Adjusted EBITDA as the financial performance metric for Spring and Fall 2022. Goals were set at competitive levels compared to the prior year and accordingly, a payout of 42% was made to our NEOs under the program for the Spring 2022 season and no payout was made for the Fall 2022 season.

We believe that we are well positioned in 2023 to continue to advance the Company’s EXPRESSway Forward strategy and have a high performing executive leadership team in place to drive our transformation across each one of our four strategic pillars (Product, Brand, Customer, Execution). Through the WHP strategic partnership, we also expect to further invest in our omnichannel platform and drive long-term growth through non-core domestic category licensing and international expansion opportunities.

For more information about compensation program decisions made in 2022 by the Committee, please refer to “2022 Compensation Highlights” on page 32.

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    EXECUTIVE COMPENSATION

2022 Business Performance

In December 2022, we entered into a partnership with WHP, a leading global brand management firm. The mutually transformative strategic partnership advances the Company’s omnichannel platform which is expected to drive accelerated, long-term growth through the acquisition and operation of a portfolio of brands. In connection with the closing of this transaction in January 2023, the Company and WHP formed the IP JV, intended to scale the Express brand through new domestic category licensing and international expansion opportunities.

Key Financial Results

Consolidated comparable sales were flat for 2022, with negative comparable sales in the second half of the year offsetting gains during the first half of the year.

Net income was $293.8 million, or $4.25 per diluted share, which included the after tax impact of the $409.5 million gain on the transaction with WHP, compared to a net loss of $14.4 million, or $0.22 per diluted share, in 2021. On an adjusted basis1, net loss was $82.4 million, or $1.21 per diluted share in 2022. EBITDA1 was $402.7 million, which included the $409.5 million gain on the transaction with WHP, compared to EBITDA of $64.7 million in 2021. Adjusted EBITDA1 was $6.8 million.

As part of the transaction with WHP, the Company received proceeds of $260 million which strengthened our balance sheet and enabled us to repay our term loan and a portion of our revolving credit facility.

[1]

Adjusted net loss, adjusted diluted earnings per share, EBITDA and adjusted EBITDA are non-GAAP financial measures. Refer to Appendix B for more information on these measures and their reconciliations to the most directly comparable GAAP measures.

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    EXECUTIVE COMPENSATION

2022 Compensation Highlights

Our executive compensation program for 2022 was designed to align executive compensation with the Company’s performance and shareholder interests. In 2022:

•  CEO Target Pay Opportunity Remained Between 25th Percentile and Median Level of our Peer Group: Following a strong performance in 2021 and to align with the market, the Committee increased Mr. Baxter’s target pay opportunity to $7.5M from $6.5M set in 2019. Mr. Baxter’s target pay opportunity remains between the 25th percentile and median level of our peer group.

•  Challenging Performance Targets Reinforce Pay-for-Performance: 55% of Mr. Baxter’s target compensation package was composed of performance-based short-term cash incentives and long-term equity incentives. The performance-based short-term and long-term incentives for both Mr. Baxter and other executives continued to include challenging performance targets so that realizable compensation reflects business performance. See “What We Pay And Why: Elements of Compensation” on page 36 for more information about the variable components of Mr. Baxter’s compensation package.

•  Short-Term Incentive Program Continued to Focus on Adjusted EBITDA as Key Driver of Financial Success: Under the Company’s short-term cash incentive program, the Committee once again determined to use EBITDA, subject to adjustments for extraordinary items (“Adjusted EBITDA”), as the financial performance metric for Spring and Fall 2022, with competitive goals set based on the prior season’s results. Furthermore, maximum performance continued to be capped at 200% of target. See “What We Pay And Why: Elements of Compensation—Performance-Based Incentives—Short-Term Incentives” beginning on page 38 for more information regarding performance goals for the 2022 short-term performance-based cash incentive program.

•  Long-Term Performance Goals Tied to Shareholder Value Creation: In March 2022, the Committee determined to add a TSR modifier to the long-term performance targets based on Adjusted EBITDA. Using an Adjusted EBITDA target focuses on the operational aspect of the business from a cash generation standpoint and the TSR modifier ties the long-term incentive awards more closely to shareholder returns. The Committee established rigorous three-year 2022-2024 EBITDA goals during a challenging macroeconomic environment, with consumer spending significantly impacted by high inflation. The three-year performance period requires that our management execute on our long-term business plan to achieve these goals over a longer period of time. The Adjusted EBITDA metric was also used for the same purpose in 2021 and 2020, promoting consistency year-over-year. See “What We Pay And Why: Elements of Compensation—Performance-Based Incentives—Long-Term Incentives” on page 39 for more information about the 2022 long-term performance awards.

•  Payout of 2022 Awards Below Target: Reflecting the rigor of the performance targets set by the Committee in 2022, the Company’s short-term incentive compensation paid out at 42% of target for the Spring 2022 season and no payout was made for the Fall 2022 season. Adjusted EBITDA performance must significantly improve over the next two years for there to be any payout of the performance-based restricted stock units granted to our NEOs in 2022 under the Company’s long-term incentive program.

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    EXECUTIVE COMPENSATION

2022 CEO Target Total Direct Compensation (“TDC”) Versus Summary Compensation Table TDC(1)

The table below compares our CEO’s annual target total direct compensation package and the CEO’s compensation reported in the Summary Compensation Table on page 49 and explains differences between his target total direct compensation and compensation reported in the Summary Compensation Table.

Elements of Compensation	2022 CEO Annual Target TDC	2022 CEO Summary Compensation Table Reported Compensation

Compensation Granted in 2022 and Paid in 2022
Base Salary	$1,262,500(2)	$1,262,500(2)

•  Effective as of May 1, 2022, following a strong performance in 2021 and no previous increases to base salary since he was hired in 2019, Mr. Baxter received a market-based salary increase of $350,000.

Incentive Compensation Opportunity at Target	$2,025,000(3)	$340,200

•  Effective as of May 1, 2022, following a strong performance in 2021 and no previous increases to his incentive compensation opportunity since he was hired in 2019, Mr. Baxter’s short-term incentive compensation opportunities increased to 150% of his base salary.

•  The $340,200 amount reflects that Adjusted EBITDA performance for the Spring season was achieved between the threshold and target performance goals and correspondingly, the short-term cash incentive award for the Spring season was paid at 42% of target. No payout was awarded for the Fall season.

Annual Long-Term Incentive Opportunity	$4,200,000	$2,296,693

•  Reflects that 50% of Mr. Baxter’s 2022 long-term incentive opportunity was delivered in the form of performance-based restricted stock units. The remaining 50% of long-term incentive awards was delivered in the form of time-based restricted cash awards to conserve shares, which is not included in the Summary Compensation Table until earned.

Compensation Granted Prior to 2022 and Paid in 2022
Performance-Based Cash Awards Granted Prior to 2022	$0	$2,814,000	• Reflects payout of performance-based cash awards that were granted in 2020. Under SEC rules these awards are reported in the Summary Compensation Table once earned.
Time-Based Cash Awards Granted Prior to 2022	$0	$977,358	• Reflects payout of time-based cash awards that were granted on March 24, 2020 and March 25, 2021. Under SEC rules these awards are reported in the Summary Compensation Table once earned.
Total TDC	$7,487,500	$7,690,750

(1)	Total Direct Compensation is made up of base salary, short-term incentives, and long-term incentives, and excludes all other compensation set forth in the Summary Compensation Table on page 49.

(2)	Reflects that base salary level increased in the middle of the year.

(3)	Reflects that short-term incentive percentages increased in the middle of the year.

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    EXECUTIVE COMPENSATION

Executive Compensation Objectives and Practices

Below we highlight the core objectives that serve as the foundation for our compensation program, the practices we have implemented to achieve those objectives, and practices we have not implemented because we do not believe they would serve the Company’s long-term interests.

Program Objective	What We DO:
Pay for Performance	✔

•  Variable Compensation. A significant portion of our executives’ compensation opportunity is variable and tied to the achievement of challenging financial performance targets. In 2022, 55% of CEO target total direct compensation was variable.

•  Short-Term and Long-Term Incentive Compensation with Challenging Performance Targets. 100% of our short-term cash incentive awards are subject to the achievement of challenging financial performance goals. One-half of our long-term incentive awards are also subject to the achievement of challenging financial performance goals that incentivize the creation of shareholder value. See “—Performance-Based Incentives—Short-Term Incentives” on page 38 for information regarding 2022 short-term performance targets and see “—Performance-Based Incentives—Long-Term Incentives” on page 39 for information about long-term performance targets.

•  Long-Term Incentive Awards. In 2022, we granted a mix of long-term incentives, comprised of 50% performance-based restricted stock units, and 50% time-based restricted cash awards. The Committee determined that a portion of the long-term incentives would be granted as restricted cash awards to conserve shares under our equity incentive plan while still promoting the stability and retention of a high-performing executive leadership team over the long-term. See “—Performance-Based Incentives—Long-Term Incentives” beginning on page 39 for more information on long-term incentive performance targets.

Pay Competitively	✔

•  Robust Compensation Setting Process. We utilize market data without strict benchmarking to ensure executives are paid commensurate with their experience and performance. Executive compensation packages are heavily weighted on performance, but also include base salary and other benefits that make them competitive with our peers.

Pay Responsibly	✔

•  Long-Term Vesting Requirements. Performance-based restricted stock units granted to our NEOs in 2022 cliff vest after 3 years, subject to achievement of challenging performance targets, while time-based restricted cash awards granted to our NEOs in 2022 vest ratably over 3 years, to align the interests of our executives with those of our shareholders. No stock options were granted to our NEOs in 2022.

•  Annual Shareholder Engagement. We are committed to the interests of our shareholders and welcome their input throughout the year. We also offer our shareholders the opportunity to vote annually on the Company’s executive compensation program. We value the feedback we receive from shareholders and consider it when making decisions on behalf of the Company, including with respect to executive compensation. Refer to page 69 for more information about this year’s non-binding say-on-pay proposal.

•  Stock Ownership Guidelines. Each of our executives is subject to substantial stock ownership requirements. Under the guidelines, executives are generally not permitted to sell any shares until they achieve the ownership guideline and thereafter are only permitted to sell shares to the extent that such sale would not cause the executive to fall below the ownership guideline.

•  Mitigate Undue Risk. The mix between short-term incentives and long-term incentives is intended to discourage executives and associates from maximizing short-term performance at the expense of long-term performance.

•  Capped Payouts. Payouts are capped at 200% of target under our cash and equity incentive award programs.

•  Independent Compensation Consulting Firm. The Committee is advised by an independent compensation consultant that provides no other services to the Company.

•  Clawback Policy. Our executives are subject to a robust clawback policy that, in addition to providing for clawbacks related to financial restatements, also allows for the clawback of cash and equity incentive compensation in the event of management misconduct that could significantly damage the reputation of the Company, unrelated to a financial restatement.

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    EXECUTIVE COMPENSATION

Program Objective	What We DON’T DO:
Avoid Certain Pay Practices	✗

•  No Special Tax Gross-Ups. We do not provide special tax gross-ups to executives.

•  No Pension Plans or Other Post-Employment Defined Benefit Plans. We do not provide any qualified or non-qualified post-employment defined benefit plans.

•  No Liberal Share Recycling, Repricing of Underwater Stock Options, or Reloads of Stock Options. The Company’s Second Amended and Restated Express, Inc. 2018 Incentive Compensation Plan (the “2018 Plan”) prohibits the repricing of stock options without the consent of shareholders, does not allow for reloads of stock options to the extent stock options are used to pay the exercise price or taxes with respect to stock option exercises, and includes an explicit prohibition on liberal share recycling.

•  No Hedging or Pledging Transactions. We prohibit associates, including NEOs, and directors from hedging or pledging any securities of the Company held by them.

•  No Single Trigger Change-in-Control Payments. Our NEOs are not entitled to any single-trigger special vesting, severance, or other benefits in a change-in-control.

•  No Personal Use of Corporate Aircraft. Use by our executives of our fractional ownership interests in aircraft is not permitted unless it is “integrally and directly related” to the performance of their duties (or such use has been approved in accordance with our policy).

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	35

    EXECUTIVE COMPENSATION

▶ WHAT WE PAY AND WHY: ELEMENTS OF COMPENSATION

Our executive compensation program is designed to strongly align executive compensation with the Company’s financial performance and drive shareholder value. The elements of our compensation program for 2022 were as follows:

Compensation Element	Form	Performance/ Vesting Period	Performance Metric	Alignment to Compensation Objectives

Base Salary	Cash			Salary is set at competitive market levels to compete for, obtain, and retain the talent necessary to successfully operate the Company and execute our strategic plans.

Short-Term Incentives	Cash	6-month operating seasons	6-month Adjusted EBITDA	100% of the incentive payment opportunity depends on the achievement of pre-established objective financial goals, which is intended to motivate executives to work effectively to achieve financial performance objectives aligned with our seasonal business cycle and reward them when objectives are met.

Long-Term Incentives	50% performance-based restricted stock units	3-year performance and vesting period	3-year Adjusted EBITDA with a Relative TSR modifier	3-year performance and vesting period based on challenging financial performance targets aligns the interests of our executives with the interests of shareholders in creating long-term value.

	50% time-based restricted cash awards	3-year vesting requirements		Multi-year vesting requirements incentivize retention of our executive talent and align the interests of our executives with the interests of our shareholders in creating long-term value.

Other	– Defined contribution retirement plans – Health and welfare benefits – Limited perquisites – Termination benefits			We offer retirement plan benefits, health and welfare benefits, and termination benefits at levels that are competitive with the market. Perquisites for 2022 were generally limited to the provision of personal security services to the CEO.

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    EXECUTIVE COMPENSATION

The Committee strives to achieve an appropriate mix between the various elements of our compensation program to meet our compensation objectives; however, it does not apply any rigid allocation formula in setting our executive compensation, and the Committee may make adjustments to this approach for various positions on a case-by-case basis as appropriate. A significant portion of executive compensation is variable and tied to the Company’s financial performance and stock price. The following charts show that in 2022, 55% of CEO compensation and 47% of other NEO compensation at target was variable.

(1)

Target total direct compensation is comprised of base salary, short-term incentives, and long-term incentives. Variable compensation is comprised of short-term incentives and long-term performance-based restricted stock units. Variable compensation does not include base salary and long-term time-based restricted cash awards.

Base Salary

We provide a base salary to our executive officers to compensate them for their services during the year and to provide them with a stable source of income. NEO base salaries are determined by an annual assessment of a number of factors, including the individual’s current base salary, job responsibilities, peer group and other data, relevant market survey data, and individual and Company performance.

The annual base salaries in effect for each of our NEOs as of January 28, 2023 are shown in the following table:

Name	2021 Fiscal Year End	Changes to Base Salary During Fiscal 2021	2022 Fiscal Year End
Timothy Baxter	$1,000,000	In May 2022, following a strong performance in 2021 and no previous increases to base salary since he was hired in 2019, Mr. Baxter received a market-based salary increase of $350,000.	$1,350,000
Matthew Moellering	$825,000	In May 2022, following a strong performance in 2021 and no previous increases to base salary since 2019, Mr. Moellering received a market-based salary increase of $25,000.	$850,000
Malissa Akay	$725,000	In May 2022, following a strong performance in 2021 and no previous increases to base salary since she was hired in 2019, Ms. Akay received a market-based salary increase of $25,000.	$750,000
Sara Tervo	$600,000	In May 2022, following a strong performance in 2021 and no previous increases to base salary since she was hired in 2019, Ms. Tervo received a market-based salary increase of $30,000.	$630,000
Jason Judd	N/A	Mr. Judd joined the Company and was appointed Chief Financial Officer in April 2022.	$500,000

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    EXECUTIVE COMPENSATION

Performance-Based Incentives

Short-Term Incentives

Our short-term performance-based cash incentive compensation program provides our NEOs with incentive payment opportunities for each six-month operating season that corresponds to the traditional retail selling seasons of Spring (February through July) and Fall (August through January). The target short-term performance-based cash incentive compensation opportunity for each eligible executive is set at a percentage of base salary. 40% of each executive’s annual target bonus is allocated to the six-month Spring season and 60% is allocated to the six-month Fall season, which is intended to align with the seasonality in our business where higher portions of our net sales and net income are typically realized in the six-month Fall season due primarily to the impact of the holidays.

The Committee generally sets performance goals near the beginning of each six-month season based on an analysis of (i) historical performance, (ii) internal financial plans, (iii) strategic objectives, and (iv) general economic conditions. The seasonal design allows us to establish appropriately challenging performance targets that align business performance expectations with (1) the seasonal nature of our business and (2) prevailing market and economic conditions which can change quickly in the retail apparel sector.

Generally, performance goals are set at the same targets for most leadership in the business. We believe it is important to have all members of leadership working towards the same goals and that those goals are clear, understandable, and within their control.

2022 Short-Term Cash Incentive Payout Opportunity

For 2022, the amount of the performance-based cash incentive opportunity for participating executives (which include our NEOs) ranged from zero to 200% of their incentive target, based upon the extent to which the performance goals were achieved. The threshold, target, and maximum short-term performance-based cash incentive payout opportunities for our NEOs for 2022 are set forth in the “Grants of Plan-Based Awards” table on page 51.

The target cash incentive compensation opportunity as a percentage of base salary in effect for 2022 for each of our NEOs is shown below:

Annual Short-Term Cash Incentive Payout Opportunity at Target (as a % of Base Salary)

Name	2021	Changes to Short-Term Cash Incentives During Fiscal 2022	2022
Timothy Baxter	130%	In May 2022, following a strong performance in 2021 and no previous increases to short-term incentive opportunities since he was hired in 2019, Mr. Baxter received a market-based increase from 130% to 150%.	150%
Matthew Moellering	90%	In May 2022, following a strong performance in 2021 and no previous increases to short-term incentive opportunities since 2019, Mr. Moellering received a market-based increase from 90% to 100%.	100%
Malissa Akay	75%	No change in 2022.	75%
Sara Tervo	75%	No change in 2022.	75%
Jason Judd	N/A	Mr. Judd was appointed Chief Financial Officer and joined the Company in April 2022.	70%

Final payout amounts for each six-month season have historically been approved by the Committee at its first regularly scheduled in-person Committee meeting following the end of each six-month operating season and are paid to executives after Committee approval.

2022 Short-Term Cash Incentive Compensation Goals and Payouts

For 2022, the Committee determined to continue to use Adjusted EBITDA as the financial performance metric for the Company’s short-term performance-based cash incentive compensation program to maintain focus of the executive leadership team on achieving the singular goal of meeting the Company’s operating plan for 2022. The Committee set challenging goals in light of the Company’s performance and expectations. Maximum payout under the short-term incentive plan remained capped at 200% of target. The Committee selected Adjusted EBITDA because cash flow is a key driver of the Company’s transformation and future success. In addition, Adjusted EBITDA helps to focus management’s attention on the operational aspect of the business from a cash generation standpoint.

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    EXECUTIVE COMPENSATION

Spring Season (40% weighting)

For the 2022 Spring season, the Committee chose Adjusted EBITDA goals that tied to our 2022 Spring operating plan approved by the Board. The Committee set goals for the 2022 Spring season that raised the target by $28M over the performance for the prior year period to motivate management and represent stabilization of the company’s financial circumstances. The following table illustrates the financial performance goal and actual performance and payout level for the six-month Spring season for our NEOs.

Performance Metric	Weighting	Spring 2021 Performance	Threshold Goal	Target Goal	Maximum Goal	Spring 2022 Performance	Spring 2022 Payout
Adjusted EBITDA	100%	$7.0M	$30.0M	$35.0M	$45.0M	$31.4M	42% of Target

Fall Season (60% weighting)

For the 2022 Fall season, the Committee chose Adjusted EBITDA goals that tied to our 2022 Fall operating plan approved by the Board. The Committee assumed that positive trends would continue and set positive targets for Fall 2022 that represented a continued increase over Fall 2021 performance. The following table illustrates the financial performance goal and actual performance and payout level for the six-month Fall season for our NEOs.

Performance Metric	Weighting	Fall 2021 Performance	Threshold Goal	Target Goal	Maximum Goal	Fall 2022 Performance	Fall 2022 Payout
Adjusted EBITDA	100%	$58.0M	$58.0M	$62.0M	$78.0M	$(35.5)M	No payout

2023 Modifications to Short-Term Incentive Opportunities

Responding to feedback from the Committee and our stockholders, the Committee is focused on aligning the incentive compensation plans of the Company even better with Company performance in 2023 and beyond. In furtherance of this goal, in March 2023, the Committee determined to use operating income as the financial metric and to change to an annual plan structure for short-term incentives. Challenging annual financial goals will be set by the Committee rather than 6-month seasonal goals that are weighted for seasonality. The Committee also determined to incorporate an individual performance metric so that 20% of the short-term incentive award will be dependent on personal performance measured against annual individual goals. The individual performance metric will only pay out if the threshold annual operating income goal is achieved.

Long-Term Incentives

For 2022, the Committee and Board determined that our NEOs would receive a mix of long-term incentives comprised of the following:

Fiscal 2022

Long-Term Incentive Awards

We grant long-term awards to our NEOs to: (1) create a direct correlation between the Company’s financial performance and stock price and compensation paid to our NEOs; (2) retain our NEOs; (3) assist in building equity ownership of our NEOs to increase alignment with long-term shareholder interests; (4) attract and motivate key associates; (5) reward our NEOs for performance in relation to the creation of shareholder value; and (6) deliver competitive levels of compensation consistent with our compensation objectives. The total grant date fair value of awards for our NEOs are determined on a position-by-position basis using market data for corresponding positions in our peer group and other relevant market survey data, the individual’s job responsibilities, and individual performance.

Executives are generally granted long-term incentive awards as part of our annual merit review process. During this process, the Committee determines the appropriate overall value and mix of long-term incentive grants for our NEOs. For more information on our executive compensation practices, including the annual merit review process and the objectives and factors considered by the Committee as part of the executive compensation decision making process, see “—Executive Compensation Practices—“Determining Compensation for the CEO” and “Determining Compensation for the Other NEOs” beginning on page 44.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	39

    EXECUTIVE COMPENSATION

In 2022, our NEOs were granted the following target long-term incentive grants:

Name	Target Value of Long-Term Incentive Awards	Target Value of Performance-Based Restricted Stock Units	Target Value of Time-Based Cash Award
Timothy Baxter	$4,200,000	$2,100,000	$2,100,000
Matthew Moellering	$2,000,000	$1,000,000	$1,000,000
Malissa Akay	$900,000	$450,000	$450,000
Sara Tervo	$700,000	$350,000	$350,000
Jason Judd	$550,000	$275,000	$275,000

2022 Time-Based Cash Awards

In a continued effort to conserve shares under our equity incentive plan while still promoting the stability and retention of a high-performing executive leadership team over the long-term, the Company granted our NEOs time-based cash awards in the amounts set forth above in 2022 and these grants represent 50% of the total long-term incentive awards granted in 2022. One-third of the time-based cash awards are scheduled to vest on each of April 15, 2023, 2024, and 2025, subject to continued employment with the Company. These awards are not reported in the Summary Compensation Table until earned.

2022 Performance-Based Awards

In March 2022, the Company granted our NEOs performance-based restricted stock units, which are set forth in the Grants of Plan-Based Awards table on page 51. The table below summarizes the performance-measures and award mix of the performance-based long-term incentive awards granted to our NEOs in 2022.

Grant Date	Performance Period	Performance Measure	Award Mix	Vesting Terms
March 2022	Fiscal 2022-Fiscal 2024	3-year Adjusted EBITDA with a Relative TSR modifier	100% performance-based restricted stock units	Three-year cliff vest with a three-year performance period. Any performance-based awards that are earned are scheduled to vest in April 2025.

The performance awards have performance goals based on Adjusted EBITDA measured over a three-year performance period commencing on the first day of the Company’s 2022 fiscal year and ending on the last day of the Company’s 2024 fiscal year. Using an Adjusted EBITDA target focuses on the operational aspect of the business from a cash generation standpoint and the TSR modifier ties the long-term incentive awards more closely to shareholder returns. The Committee established rigorous three-year 2022-2024 Adjusted EBITDA goals during a challenging macroeconomic environment, with consumer spending significantly impacted by high inflation. The three-year performance period requires that our management execute on our long-term business plan to achieve these goals over a longer period of time. The Adjusted EBITDA metric was also used for the same purpose in 2021 and 2020, promoting consistency year-over-year. The Committee also expects to continue to set challenging Adjusted EBITDA and relative TSR metrics for these awards in 2023.

Recognizing that a key driver of the Company’s continued long-term success is tied to total shareholder return, in March 2022 the Committee determined to increase the alignment between the long-term performance-based awards and shareholder value creation by re-introducing a three-year relative total shareholder return (TSR) modifier to the 2022-2024 long-term performance-based awards measured as of the grant date of the 2022 performance-based restricted stock units. The Company’s TSR based on a 20-day trading averaging period will be ranked by percentile amongst the other companies in the Dow Jones U.S. Retail Apparel Index (“Index”) to determine whether a modifier will apply. No modifications will be made if Company TSR falls between the 25th and 75th percentile of the Index. Payouts are decreased by 20% if Company TSR is below the 25th percentile of the Index and payouts are increased by 20% if Company TSR exceeds the 75th percentile of the Index, except that payouts are capped at 200% of the target.

The following chart identifies the performance metric, performance levels, the performance levels as a percentage of the target goal, and corresponding payouts as a percentage of the target performance-based award grant for the Company’s performance-based restricted stock units granted in 2022.

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    EXECUTIVE COMPENSATION

Grant Date and Performance Metric:	Performance Level	Company Performance (as a % of target)	% of Performance Awards Earned
March 2022; 2022-2024 Adjusted EBITDA	Below Threshold	Less than 80%	0% of target grant
	Threshold	80%	50% of target grant
	Target	100%	100% of target grant
	Maximum	120% or higher	200% of target grant

The Committee set the three-year Adjusted EBITDA target at $352 million. Full year 2022 Adjusted EBITDA was negative $5 million. Accordingly, performance must significantly improve for these awards to payout.

2020 Performance-Based Awards Earned in 2022

In March 2020, the Company granted our NEOs at that time performance-based awards comprised of performance-based cash.

The 2020 performance awards had performance goals based on Adjusted EBITDA measured over a two-year performance period commencing on the first day of the Company’s 2021 fiscal year and ending on the last day of the Company’s 2022 fiscal year. The performance period was reduced from 3 years to 2 years because of the delayed setting of performance targets due to the significant disruption caused by the COVID-19 pandemic on the Company’s business operations in 2020. At the time the targets were set in February 2021, the Committee had limited information about how the COVID-19 pandemic would continue to affect the Company and believed the targets were challenging and achievable. The Committee set the two-year Adjusted EBITDA target at $54 million. This compared to an Adjusted EBITDA loss of $348 million in 2020.

The following table illustrates the financial performance goals and actual performance and payout level for the Company’s performance-based cash awards granted in 2020 and paid in 2022.

Grant Date	Performance Metric	2020 Adjusted EBITDA	Threshold Goal	Target Goal	Maximum Goal	2021- 2022 Adjusted EBITDA Performance	LTI Payout Percentage
March 2020	2021-2022 Adjusted EBITDA	($348.0M)	$43.0M	$54.0M	$72.0M	$60.0M	134% of Target

These awards paid out at 134% of target and are reflected below and in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table for 2022.

Name	2020 Performance-Based Cash Award Amount
Timothy Baxter	$2,814,000
Matthew Moellering	$1,340,000
Malissa Akay	$603,000
Sara Tervo	$469,000

Non-GAAP Performance Metrics

“Adjusted EBITDA” means the Company’s earnings before interest, taxes, depreciation, and amortization calculated in accordance with GAAP and excluding the impact of non-core operating items. The Company provides supplemental non-GAAP financial information to exclude non-core operating items that may not be indicative of, or are unrelated to, our underlying operating results and that we believe provides a better baseline for analyzing trends.

Special Cash Retention Awards

On January 19, 2023, the Company awarded Jason Judd, Senior Vice President, Chief Financial Officer and Treasurer, a special cash retention bonus of $250,000. The award recognized the importance of Mr. Judd’s continued leadership as a member of the management team, including with respect to the completion of the Company’s partnership with WHP. The award requires that Mr. Judd remain employed with the Company through January 24, 2025. If Mr. Judd voluntarily terminates employment with the Company: (i) on or prior to January 26, 2024, he will forfeit the entire Award; or (ii) between January 25, 2024 and January 24, 2025, he will forfeit half of the Award.

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    EXECUTIVE COMPENSATION

Additional Executive Benefits

We provide our executive officers with benefits that the Committee believes are reasonable and in the best interests of the Company and its shareholders. Consistent with our compensation objectives, we provide benefits for our executive officers, including retirement plans, life insurance benefits, housing relocation benefits, and paid time off. The Committee, in its discretion, may revise, amend, or add to an officer’s executive benefits if it deems it advisable. We believe these benefits are generally equivalent to benefits provided by comparable companies.

We have no current plans to materially change the levels of benefits we provide.

Retirement Plan Benefits

We do not sponsor a defined benefit retirement plan as we do not believe that such a plan best serves the needs of our associates or the Company at this time. We do sponsor a tax-qualified defined contribution retirement plan. Participation in the qualified plan is available to associates who meet certain age and service requirements and our executive officers participate in the qualified plan based on these requirements.

Qualified Retirement Plan

Our qualified retirement plan is available to all eligible associates, including executive officers, and allows them to elect contributions up to the maximum limits allowable under Section 401(k) of the Code. We match 100% of associate deferrals, up to 4% of compensation not in excess of the IRS maximum compensation limit. Associates’ contributions and Company matching contributions vest immediately. Please refer to footnote 5 to the Summary Compensation Table on page 50 for details of Company contributions.

Perquisites and Use of Corporate Aircraft

The Company has purchased fractional ownership interests in aircraft for business travel. As a general matter, our executives are not permitted to use Company aircraft for a non-business purpose. Notwithstanding the fact that a personal benefit or expense may be provided to an executive or incurred on his or her behalf for a business reason or for the convenience of the Company, SEC rules require a personal benefit or expense to be classified as a “perquisite” unless it is “integrally and directly related” to the performance of the executive’s duties or otherwise generally available on a non-discriminatory basis to all employees.

Following a comprehensive review by the Committee, we identified that certain use of the Company’s fractional ownership interests in aircraft and related personal security services by Mr. Baxter for certain business trips during 2022, 2021 and 2020 was not “integrally and directly related to” the performance of his duties. For 2022, in accordance with the Company’s new policy (as described below), Mr. Baxter reimbursed the Company for all incremental cost associated with his use of the Company’s fractional ownership interest in aircraft that were determined not to have been “integrally and directly related” to the performance of his duties, and therefore, the incremental cost associated with such use was not disclosable as a perquisite in accordance with SEC rules. For 2021 and 2020, we determined that the aggregate incremental cost of such use should have been classified as perquisites in accordance with SEC rules as such amounts were not reimbursed by Mr. Baxter. In addition, Mr. Baxter reimbursed the Company for $34,849 for 2021 and $48,310 for 2020 for incremental costs that were determined to be related to his personal use. Please refer to footnote 5 the Summary Compensation Table on page 50 for details regarding the types and amounts of these perquisites for 2021 and 2020.

As a result of this review, the Committee has instituted a policy providing that use of our corporate aircraft by our executive officers is not permitted unless it is “integrally and directly related” to the performance of their duties (or such use has been approved in accordance with our policy). In addition, we are strengthening our controls and procedures with respect to this new policy.

Health and Welfare Benefits

Executive Life Insurance

We provide all executive officers with executive life insurance that offers a benefit equal to two times their annual base salary up to a maximum of $2 million.

Executive Disability Insurance

We provide all executive officers with disability coverage that provides a benefit of 100% base salary continuation for up to 365 days and then 60% of the executive’s base salary plus the annual average of the last three years of cash incentive compensation, up to a maximum benefit of $25,000 per month.

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    EXECUTIVE COMPENSATION

Employment Agreements; Severance and Post-Employment Benefits

Mr. Baxter entered into an employment agreement with the Company in connection with his employment as our Chief Executive Officer, and entered into a new employment with the Company in June 2022. Mr. Moellering entered into an employment agreement with the Company prior to our IPO. Their employment agreements are described under “—Employment Related Agreements” beginning on page 54.

Ms. Akay, Ms. Tervo and Mr. Judd do not have employment agreements with the Company. Each have entered into a severance agreement with the Company, which are described under “—Other Severance Agreements” beginning on page 56.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	43

    EXECUTIVE COMPENSATION

▶ EXECUTIVE COMPENSATION PRACTICES

Determining Compensation for the CEO

The Committee works directly with an independent compensation consultant to obtain independent market data, analysis, and advice related to our CEO’s total compensation package. The Committee, together with the compensation consultant, present a recommended pay package for our CEO to the independent directors of the Board for further review, discussion, and approval. Mr. Baxter does not participate in any deliberations about his own compensation. The Committee takes multiple factors into consideration when determining the appropriate CEO compensation package, including the CEO’s existing compensation, the Company’s performance, the CEO’s individual performance and qualifications, peer group CEO pay levels, competitor and industry performance, our compensation objectives, and our business and succession plans.

Determining Compensation for the Other NEOs

Each year, the Committee approves a compensation package for each of our executive officers (excluding the CEO), that is consistent with our compensation objectives. As part of the review and approval process, at the Committee’s request, our CEO and Senior Vice President, Chief Human Resources Officer make recommendations for the upcoming year to the Committee regarding compensation for executive officers other than for the CEO. The recommendations are based on our compensation objectives, individual and Company performance, compensation data compiled from independent third-party executive compensation surveys, publicly available data from our peer group companies, and feedback and insights from management’s compensation consultant, all of which is summarized by management and shared with the Committee. Management engaged Meridian Compensation Partners, LLC (“Meridian”) to serve as its compensation consultant in 2022 in its assessment of compensation for executive officers other than the CEO and to make recommendations for 2022 compensation. Meridian does not provide separate services to management.

The Committee considers individual performance when determining (i) the annual pay increases for NEOs, (ii) the amount of the short-term cash incentive compensation opportunity for NEOs, and (iii) the amount of the long-term incentives awarded to NEOs.

Individual performance is evaluated based upon several individualized leadership factors, including: attaining specific financial and operational objectives; building and developing individual skills and a strong leadership team; execution of the Company’s business strategy; and individual performance relative to job requirements.

The Committee has an opportunity to review, analyze, and discuss the information and recommendations with its independent compensation consultant, and outside the presence of management. The Committee gives considerable weight to the CEO’s evaluation of the other NEOs when approving other NEO compensation because of the CEO’s direct knowledge of each executive officer’s performance and contributions.

The Role of Peer Companies and Benchmarking

How The Peer Group is Determined. The Committee selects our peer group companies based on such factors as business focus, competition for executive talent, geographic proximity of corporate locations, size of business, and publicly available compensation data. The size of the group has been established to provide sufficient market data across the range of senior positions at Express. The Committee annually evaluates whether companies should be added or removed from our peer group companies.

Our peer group for purposes of determining 2022 NEO compensation was comprised of the following retail companies:

Abercrombie & Fitch	Fossil	The Buckle
American Eagle Outfitters	G-III Apparel	The Cato Corporation
Caleres	Guess?	The Children’s Place Retail Stores
Chico’s FAS	Genesco	Urban Outfitters
Designer Brands, Inc.	Oxford Industries	Zumiez

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    EXECUTIVE COMPENSATION

The following chart compares the Company’s revenue and market capitalization to the median revenue and market capitalization for its new peer group.

	Express	Peer Group Median
Annual Revenue*	$1.86B	$2.38B
Market Capitalization*	$101M	$783M

*	Annual revenue reflects most recent publicly available information for the trailing twelve months. Market capitalization is as of January 28, 2023.

How The Peer Group is Used. The Committee reviews both compensation and performance at peer companies to support its decision-making process so it can set total compensation levels that it believes are consistent with our compensation objectives to pay for performance and pay competitively. The Committee does not strictly set compensation at a given level relative to its peers (e.g., median). The pay positioning of individual executives varies based on their competencies, skills, experience, business impact, and performance, as well as internal alignment and pay relationships. Actual total compensation earned may be more or less than target compensation based on Company performance during the performance period.

Shareholder Engagement and Annual Advisory Vote on Executive Compensation

We offer our shareholders the opportunity to vote annually on the Company’s executive compensation program (say-on-pay). At our 2022 annual meeting of shareholders, shareholders demonstrated support for our 2021 executive compensation program with approximately 89% of the votes cast in support of the “say-on-pay” proposal. This level of support followed strong support received at each of our 2021 and 2020 annual meetings. Our shareholders’ views on corporate governance and executive compensation are important to us and we value and use the feedback and insights that we receive from shareholders. Shareholders may contact the Board or the Committee at any time throughout the year to provide feedback on our executive compensation. See Communications with the Board on page 22 for information about how to reach us.

The Role of the Committee’s Compensation Consultant

The Committee engaged Meridian Compensation Partners, LLC as its independent executive compensation consultant to advise the Committee about our executive compensation program and practices.

The Committee has determined that the work of Meridian did not raise any conflicts of interest in 2022. In making this assessment with respect to Meridian, the Committee considered the independence factors enumerated in Rule 10C-1(b) under the Exchange Act, including the fact that Meridian provided limited services in 2022 to Company management to assess the compensation for executive officers other than the CEO and assist management in making recommendations for 2022 compensation to the Committee and that Meridian is serving as compensation consultant to a company on whose compensation committee Ms. Mangum serves, the level of fees received from the Company as a percentage of Meridian’s total revenue, policies and procedures employed by Meridian to prevent conflicts of interest, and whether the individual Meridian advisers to the Committee own any of the Company’s stock or have any business or personal relationships with members of the Committee or our executive officers.

Analysis of Risk in Our Compensation Program

The Committee evaluates the risks of our compensation program as part of its responsibilities. The independent oversight provided by the Committee with respect to both executive compensation and other employee compensation programs helps to mitigate risks for the Company. The overall compensation program is intended to discourage excessive risk taking by executives and associates to obtain short-term benefits that may be harmful to the Company and our shareholders over the long term. We believe that the following elements of our compensation program discourage excessive risk taking:

•

Short-Term/Long-Term Incentive Mix. The mix between short-term cash incentives and long-term equity and cash-based incentives discourages executives and associates from maximizing short-term performance at the expense of long-term performance.

•

Long-Term Incentive Mix. We grant a mixture of long-term incentives, which in 2022 were comprised of 50% performance-based restricted stock units and 50% time-based restricted cash awards. Our performance-based restricted stock units are subject to performance-based vesting conditions measured over a three-year period and our time-based restricted cash awards have three-year ratable vesting requirements. Our long-term incentive awards are designed to incentivize the creation of long-term shareholder value.

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    EXECUTIVE COMPENSATION

•

Short-Term and Long-Term Incentive Program Design. To discourage excessive risk taking, both short-term cash incentive compensation awards and long-term performance-based incentive awards generally allow for a graduated payout instead of a win or lose payout structure. Each program has a minimum performance threshold below which no payout is earned and a maximum above which no additional payout is earned. In addition, for our 2022 long-term incentive program design, a prorated payout may be earned based on the achievement between threshold and target or achievement between target and maximum for financial performance metrics.

•

Stock Ownership Guidelines. We use meaningful stock ownership guidelines to align our directors’ and executive officers’ interests with our shareholders’ interests and focus our executives on attaining long-term shareholder returns.

•

Anti-Hedging and Anti-Pledging Policies. Under the Company’s Insider Trading Policy, all of our officers, employees and directors are prohibited from engaging in any hedging or monetization transactions involving Company securities, including equity swaps, collars, and exchange funds. In addition, our Insider Trading Policy prohibits all officers, employees and directors from holding Company securities in a margin account or pledging Company securities as collateral for a loan. These policies further align our executives’ and associates’ interests with those of our shareholders.

•

Clawback Policy. Our clawback policy discourages inappropriate risk-taking behavior and allows us to adjust and recover any cash incentive compensation paid or the shares vested or to be vested of a performance-based long-term incentive award in the event of a material restatement of the Company’s financial results, or in the event of management misconduct that could result in significant reputational harm to the Company. See below for more detail regarding the Company’s clawback policy.

Compensation Clawback Policy

The Company’s policy concerning the recovery of incentive compensation applies to performance-based awards and long-term time-based equity awards paid to our NEOs, as well as to other executives.

Under the policy, if a covered associate engages in detrimental conduct that could result in significant reputational harm to the Company (unrelated to a financial restatement), the Committee may, in its discretion, recover all or part of the covered associate’s incentive compensation granted, awarded, earned, vested, paid, settled, or received during the three years immediately preceding the Committee’s determination that detrimental conduct occurred. The policy is effective for all incentive awards granted under the 2018 Plan.

This policy is in addition to any requirements which might be imposed pursuant to Section 304 under the Sarbanes-Oxley Act, and will be modified to the extent required by the Dodd-Frank Act of 2010. In October 2022, the SEC adopted final rules implementing the incentive-based compensation recovery provisions of the Dodd-Frank Act. The final rules direct the stock exchanges to establish listing standards requiring listed companies to develop and implement a policy providing for the recovery of erroneously awarded incentive-based compensation received by current or former executive officers and to satisfy related disclosure obligations. In February 2023, the NYSE submitted its proposed listing standards to the SEC. We intend to timely modify our clawback policy to reflect these new requirements.

Stock Ownership Guidelines

We have stock ownership requirements for our executives to further build commonality of interest between management and shareholders and to encourage executives to think and act like owners. Our current stock ownership guidelines are as follows:

Chief Executive Officer	Lesser of 5x annual base salary or 200,000 shares
Chief Operating Officer	Lesser of 3x annual base salary or 75,000 shares
Other Executive Officers	Lesser of 2x annual base salary or 40,000 shares
Senior Vice Presidents	Lesser of 1x annual base salary or 16,000 shares
Board Members	5x annual retainer

The executives and Board members have five years to meet the guidelines. Under the guidelines, executives and directors are generally not permitted to sell any shares of our common stock until they achieve the ownership guideline and thereafter are only permitted to sell shares of our common stock to the extent that such sale would not cause the executive or director to fall below the ownership guideline. To avoid fluctuating ownership requirements, except upon a promotion, once an individual has achieved the ownership guideline, they will be considered to have satisfied the requirements as long as the shares used to meet the underlying requirements are retained. The Committee annually reviews individual executive and director stock ownership levels. During the Committee’s most recent review of ownership levels, it was confirmed that all NEOs and directors currently meet or are on track to meet the applicable ownership guideline.

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    EXECUTIVE COMPENSATION

Policy Regarding Timing of Stock-Based Awards

The Committee recognizes the importance of adhering to specific practices and procedures in the granting of equity awards and has adopted a specific policy around this process.

The Committee generally grants equity awards to executive officers annually during the first quarter in a given fiscal year at the Board’s first regularly scheduled in-person meeting for the year. For directors, the Committee generally grants equity awards annually on the date of the Company’s annual meeting of shareholders. To the extent that equity awards are granted at other times throughout the year, including with respect to grants made to new executive hires, such grants are generally made on the 15th calendar day of a month.

Accounting and Tax Considerations

As amended by the Tax Cuts and Jobs Act (the “TCJA”), which was enacted December 22, 2017, Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation paid in excess of $1 million to “covered employees” under Section 162(m) (generally, such company’s chief executive officer and its chief financial officer and its three other highest paid executive officers). As in prior years, the Committee will continue to take into account the tax and accounting implications (including the expected lack of deductibility under the revised Section 162(m)) when making compensation decisions, but reserves its right to make compensation decisions based on other factors as well if the Committee determines it is in the Company’s best interest to do so.

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    EXECUTIVE COMPENSATION

COMPENSATION AND GOVERNANCE COMMITTEE REPORT

The Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with management. Based on this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into the Company’s Annual Report on Form 10-K for the year ended January 28, 2023.

Compensation and Governance Committee

Terry Davenport, Chair

Karen Leever

Antonio Lucio

Mylle Mangum

Peter Swinburn

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    EXECUTIVE COMPENSATION

COMPENSATION TABLES

The purpose of the following tables is to provide information regarding the compensation earned by our NEOs during the fiscal years indicated.

The Summary Compensation Table and the Grants of Plan-Based Awards should be viewed together for a more complete representation of both the annual and long-term incentive compensation elements of our executive compensation program.

Summary Compensation Table

The following table shows the compensation earned by our NEOs during the years ended January 28, 2023, January 29, 2022, and January 30, 2021 referred to as 2022, 2021, and 2020, respectively.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Non-Qualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Timothy Baxter Chief Executive Officer	2022	1,262,500	977,358	2,296,693	—	3,154,200	—	26,835	7,717,586
	2021	1,000,000	927,358	2,100,002	—	2,600,000	—	324,370	6,951,730
	2020	1,000,000	—	1,339,246	—	—	—	395,879	2,735,125
Matthew Moellering President and Chief Operating Officer (6)	2022	843,750	465,409	1,093,664	—	1,482,800	—	13,461	3,899,084
	2021	825,000	503,325	999,999	—	1,485,000	—	13,318	3,826,642
	2020	825,000	—	637,735	—	—	—	11,505	1,474,240
Malissa Akay Executive Vice President and Chief Merchandising Officer	2022	743,750	209,434	492,149	—	697,500	—	14,430	2,157,263
	2021	725,000	331,309	450,000	—	1,087,500	—	13,466	2,607,274
	2020	725,000	—	286,981	—	—	—	3,865	1,015,846
Sara Tervo Executive Vice President and Chief Marketing Officer	2022	622,500	162,893	382,783	—	548,380	—	13,783	1,730,340
	2021	600,000	271,226	350,000	—	900,000	—	13,129	2,134,355
	2020	600,000	—	223,207	—	—	—	3,375	826,582
Jason Judd Senior Vice President, Chief Financial Officer and Treasurer (6)	2022	416,461	498,000	382,779	—	39,396	—	1,124	1,337,760

(1)

For 2022, reflects the cash payment that our NEOs received on April 15, 2022 in relation to the time-based restricted cash awards granted on March 24, 2020 and March 25, 2021. Mr. Judd joined the Company in April 2022 and therefore did not receive any 2020 and 2021 awards. With respect to Mr. Judd, reflects a one-time sign-on bonus of $245,000, a one-time referral bonus of $3,000, and a special cash retention bonus of $250,000.

For 2021, reflects the cash payment that our NEOs received on April 23, 2021 in relation to the time-based restricted cash awards granted on March 24, 2020. The amounts of the awards were as follows: Mr. Baxter—$277,358; Mr. Moellering—$132,075; Ms. Akay—$59,434; and Ms. Tervo—$46,226.

For 2021, these amounts also include the total target award that each NEO received as the Transformation and Business Continuity Cash Award granted and paid in February 2021. The amounts of the awards were as follows: Mr. Baxter—$650,000; Mr. Moellering—$371,250; Ms. Akay—$271,875; and Ms. Tervo—$225,000.

(2)

Reflects the aggregate grant date fair value of awards granted in the applicable year. For 2022, the amounts reflect the aggregate grant date fair value of performance-based restricted stock units, inclusive of the TSR modifier. The number of performance-based restricted stock units that will vest will be determined based on Adjusted EBITDA for the three-year period commencing on the first day of the Company’s 2022 fiscal year and ending on the last day of the Company’s 2024 fiscal year, compared to the performance goals established by the Committee. The number of performance-based restricted stock units may be adjusted based on the TSR modifier. No modifications are made if Company TSR falls between the 25th and 75th percentile of the Index. Payouts are decreased by 20% if Company TSR is below the 25th percentile of the Index and payouts are increased by 20% if Company TSR exceeds the 75th percentile of the Index except that payouts are capped at 200% of target.

For 2021, the amounts reflect the aggregate grant date fair value of performance-based restricted stock units at target. The number of performance-based restricted stock units that vest will be determined based on Adjusted EBITDA for the three-year period commencing on the first day of the Company’s 2021 fiscal year and ending on the last day of the Company’s 2023 fiscal year, compared to the performance goals established by the Committee. The maximum grant date fair value related to the performance-based restricted stock units was as follows: Mr. Baxter—$4,200,004; Mr. Moellering—$1,999,998; Ms. Akay—$899,999; and Ms. Tervo—$699,999.

No performance-based restricted stock units were granted in 2020. For 2020, the amounts reflect the aggregate grant date fair value of time-based restricted stock units.

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(3)

Reflects that a payout of 42% was made to our NEOs under the Company’s seasonal short-term incentive compensation program for the Spring 2022 season and no payout for the Fall 2022 season. Mr. Judd was eligible for a prorated Spring 2022 payout due to his April hire date. For 2021, reflects that maximum payouts were made to our NEOs under the Company’s seasonal short-term incentive compensation program in 2021. For 2020, reflects that no payouts were made to our NEOs under the Company’s seasonal short-term incentive compensation program. For more information about our short-term performance-based cash incentive compensation program see “—Compensation Discussion and Analysis—What We Pay and Why: Elements of Compensation—Performance-Based Incentives—Short-Term Incentives” on page 38.

(4)	We do not sponsor any tax-qualified or non-qualified defined benefit retirement plans.

(5)	The amounts reported as All Other Compensation for each NEO during 2022 include the following:

Name	Executive Life Insurance ($)(a)	Disability Insurance ($)(b)	Qualified Retirement Plan Company Match ($)(c)	Corporate Aircraft Usage ($)(d)	Personal Security Services ($)(e)	Total ($)
Timothy Baxter	840	945	13,546	652	10,852	26,835
Matthew Moellering	709	945	11,808	—	—	13,461
Malissa Akay	625	945	12,296	564	—	14,430
Sara Tervo	523	945	12,315	—	—	13,783
Jason Judd	350	774	—	—	—	1,124

(a)	Amounts represent the annual premiums paid by the Company for executive life insurance.

(b)	Amounts represent the annual premiums paid by the Company for executive disability insurance.

(c)

The Company matches 100% of 401(k) deferrals, limited to deferrals of up to 4% of compensation not in excess of the IRS Qualified Plan Maximum Compensation Limit. See “—Compensation Discussion and Analysis—What We Pay and Why: Elements of Compensation—Additional Executive Benefits—Retirement Plan Benefits—Qualified Retirement Plan” on page 42.

(d)	Amounts represent imputed income to our NEOs for the aggregate incremental cost of family members accompanying our NEOs on certain business trips during 2022.

(e)

Amount represents the Company’s cost for personal security services provided to Mr. Baxter in connection with certain business trips determined not to be “integrally and directly related” to the performance of his duties during 2022.

As discussed in “—Compensation Discussion and Analysis—What We Pay and Why: Elements of Compensation—Additional Executive Benefits—Perquisites and Use of Corporate Aircraft” on page 42, the amounts reported in this column for Mr. Baxter for 2021 and 2020 have been updated to reflect use of the Company’s fractional ownership interests in aircraft by Mr. Baxter and related personal security services provided to Mr. Baxter in connection with certain business trips during those fiscal years that were subsequently determined to not have been “integrally and directly related” to the performance of his duties. In accordance with SEC rules, such use of corporate aircraft has been valued and included in All Other Compensation at the Company’s aggregate incremental cost ($297,422 for 2021 and $380,349 for 2020), and the Company’s cost of the provision of personal security services to Mr. Baxter in the amount of $10,588 has also been included in All Other Compensation for each of 2021 and 2020.

(6)

Effective April 4, 2022, Jason Judd was appointed as our Senior Vice President, Chief Financial Officer and Treasurer, and Mr. Moellering ceased to serve as our Interim Chief Financial Officer. Mr. Moellering continues to serve as our President and Chief Operating Officer.

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Grants of Plan-Based Awards

During 2022, each of our NEOs participated in our short-term performance-based cash incentive program under which each NEO was eligible for awards set forth under “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” below. For a detailed discussion of our short-term incentives, refer to “—Compensation Discussion and Analysis—What We Pay And Why: Elements of Compensation—Performance-Based Incentives—Short-Term Incentives” beginning on page 38. In addition, our NEOs participated in our long-term incentive program under which each NEO is eligible to earn performance-based restricted stock units set forth under “Estimated Future Payouts Under Equity Incentive Plan Awards” below based on achievement of performance goals. For a detailed discussion of our long-term incentive awards, refer to “—Compensation Discussion and Analysis—What We Pay And Why: Elements of Compensation—Performance-Based Incentives—Long-Term Incentives” beginning on page 39.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares or Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option

Name	Grant Date	Date of Committee Action	Threshold ($)	Target ($)		Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)	Options (#)	Awards ($/Sh)	Awards ($)(2)
Timothy Baxter	—	—	405,000	2,025,000		4,050,000	—	—	—	—	—	—	—
	3/24/2022	3/23/2022	—	—		—	289,256	578,512	1,157,024	—	—	—	2,296,693
Matthew Moellering	—	—	170,000	850,000		1,700,000	—	—	—	—	—	—	—
	3/24/2022	3/23/2022	—	—		—	137,741	275,482	550,964	—	—	—	1,093,664
Malissa Akay	—	—	112,500	562,500		1,125,000	—	—	—	—	—	—	—
	3/24/2022	3/23/2022	—	—		—	61,984	123,967	247,934	—	—	—	492,149
Sara Tervo	—	—	94,500	472,500		945,000	—	—	—	—	—	—	—
	3/24/2022	3/23/2022	—	—		—	48,210	96,419	192,838	—	—	—	382,783
Jason Judd	—	—	60,760	303,800	(3)	607,600	—	—	—	—	—	—	—
	4/15/2022	3/23/2022	—	—		—	52,870	105,740	211,480	—	—	—	382,779

(1)

Reflects restricted stock units with performance-based and time-based vesting criteria granted in 2022 under the Second Amended and Restated Express, Inc. 2018 Incentive Compensation Plan (the “2018 Plan”). See “—Compensation Discussion and Analysis—What We Pay and Why: Elements of Compensation—Performance-Based Incentives—Long-Term Incentives—Performance-Based Awards—2022 Performance-Based Awards” on page 40 for more information.

(2)

Reflects the aggregate grant date fair value of performance-based restricted stock units awarded at target, inclusive of the TSR modifier. These values have been determined based on the assumptions and methodologies set forth in Note 9 of the Company’s financial statements included in its Annual Report.

(3)

Reflects the target set for Mr. Judd for the Company’s 2022 short-term incentive program, however Mr. Judd was eligible to receive only a pro-rated portion of the Company’s Spring 2022 short-term incentive program payout due to his appointment as an NEO in April 2022. Mr. Judd was eligible for the full portion of the Company’s Fall 2022 short-term incentive program payout.

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Outstanding Equity Awards At Fiscal Year-End

The table below sets forth certain information regarding the outstanding equity awards held by each of our NEOs as of January 28, 2023.

	Option Awards					Stock Awards

Name	Number of Securities Underlying Exercisable Options (#)	Number of Securities Underlying Unexercisable Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($/ Share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(7)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plans: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(7)
Timothy Baxter	—	—		—	—	—	—		—	289,256	(1)	326,859
	—	—		—	—	—	—		—	1,031,942	(2)	1,166,094
	—	—		—	—	—	264,151	(3)	298,491	—		—
	840,000	280,000	(4)	—	2.60	7/15/2029	—		—	—		—
Matthew Moellering	1,200,000	—		—	2.60	7/15/2029	—		—	—		—
	—	—		—	—	—	—		—	137,741	(1)	155,647
	—	—		—	—	—	—		—	491,400	(2)	555,282
	—	—		—	—	—	125,786	(3)	142,138	—		—
	—	—		—	—	—	37,879	(5)	42,803	—		—
	44,419	—		—	9.42	3/14/2027	—		—	—		—
	20,526	—		—	21.14	3/30/2026	—		—	—		—
	19,255	—		—	16.28	3/26/2025	—		—	—		—
	23,311	—		—	15.88	4/1/2024	—		—	—		—
	38,000	—		—	17.49	4/2/2023	—		—	—		—
Malissa Akay	—	—		—	—	—	—		—	61,984	(1)	70,041
	—	—		—	—	—	—		—	221,130	(2)	249,877
	—	—		—	—	—	56,604	(3)	63,963	—		—
	—	—		—	—	—	36,408	(6)	41,141	—		—
Sara Tervo	—	—		—	—	—	—		—	48,210	(1)	54,477
	—	—		—	—	—	—		—	171,990	(2)	194,349
	—	—		—	—	—	44,025	(3)	49,748	—		—
	—	—		—	—	—	28,318	(6)	31,999	—		—
Jason Judd	—	—		—	—	—	—		—	52,870	(1)	59,743

(1)

Reflects the number of restricted stock units with performance-based and time-based vesting criteria granted in 2022 under the 2018 Plan that would be earned at the threshold performance level. The number of performance-based restricted stock units that are actually earned will be determined based on the Company’s Adjusted EBITDA targets for the three-year period commencing on the first day of the Company’s 2022 fiscal year and ending on the last day of the Company’s 2024 fiscal year, compared to the performance goals established by the Committee. The number of performance-based restricted stock units may be adjusted based on the TSR modifier. No modifications are made if Company TSR falls between the 25th and 75th percentile of the Index. Payouts are decreased by 20% if Company TSR is below the 25th percentile of the Index and payouts are increased by 20% if Company TSR exceeds the 75th percentile of the Index except that payouts are capped at 200% of target. The earned portion of these awards vest on April 15, 2025. See “—Compensation Discussion and Analysis—What We Pay and Why: Elements of Compensation—Performance-Based Incentives—Long-Term Incentives—Performance Based Awards—2022 Performance-Based Awards” on page 40 for further information regarding these awards.

(2)

Reflects the number of restricted stock units with performance-based and time-based vesting criteria granted in 2021 under the 2018 Plan that would be earned at the threshold performance level. The number of performance-based restricted stock units that are actually earned will be determined based on the Company’s Adjusted EBITDA targets for the three-year period commencing on the first day of the Company’s 2021 fiscal year and ending on the last day of the Company’s 2023 fiscal year, compared to the performance goals established by the Committee. The earned portion of these awards vest on April 15, 2024.

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(3)	Reflects restricted stock units granted in 2020 under the 2018 Plan. These awards vested in full on April 15, 2023.

(4)	Reflects stock options granted in 2019 under the 2018 Plan. These awards vest in full on July 15, 2023.

(5)	Reflects restricted stock units granted in 2019 under the 2018 Plan. These awards vested in full on April 15, 2023.

(6)	Reflects restricted stock units granted in 2019 under the 2018 Plan. These awards vest in full on September 15, 2023.

(7)	Based on the January 27, 2023 closing stock price of $1.13.

Option Exercises and Stock Vested

The following table provides information relating to stock options exercised and stock awards that vested during 2022.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Timothy Baxter	—	—	264,151	874,340
Matthew Moellering	—	—	187,216	619,685
Malissa Akay	—	—	93,012	233,597
Sara Tervo	—	—	72,342	181,685
Jason Judd	—	—	—	—

(1)	Amounts reflect the market value of our common stock on the day the stock award vested.

Pension Benefits

We do not sponsor any qualified or non—qualified defined benefit plans. The Board or Committee may elect to adopt qualified or non-qualified defined benefit plans in the future if it determines that doing so is in the Company’s best interest.

Deferred Compensation

We do not currently sponsor any deferred compensation plans. The Board or Committee may elect to adopt a deferred compensation plan in the future if it determines that doing so is in the Company’s best interest. The non-qualified deferred compensation plan that the Company previously provided for our executive officers was terminated effective March 31, 2017. Interest continued to accrue on outstanding balances until distribution in April 2018.

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    EXECUTIVE COMPENSATION

EMPLOYMENT RELATED AGREEMENTS

Timothy Baxter

In connection with the appointment of Timothy Baxter as Chief Executive Officer, we entered into an employment agreement with Mr. Baxter effective June 17, 2019, which was scheduled to expire on June 17, 2022. We entered into a new employment agreement with Mr. Baxter effective June 18, 2022 for a three-year term ending June 18, 2025, subject to automatic renewal for successive one-year terms thereafter unless terminated by us or Mr. Baxter. The employment agreement may be terminated at any time by us or Mr. Baxter.

The employment agreement provides for an annual base salary that is subject to annual review for potential increase, as well as short-term, performance-based cash incentive payment opportunities for each six-month operating season based on a percentage of Mr. Baxter’s base salary. See “Executive Compensation—Compensation Discussion and Analysis—What We Pay and Why: Elements of Compensation—Performance-Based Incentives—Short-Term Incentives” on page 38.

In addition, the employment agreement provides that Mr. Baxter is eligible for equity-based compensation awards that are commensurate with his performance and position. Mr. Baxter is also entitled to participate in all employee benefit plans that we maintain and make available to our senior executives and is entitled to paid time off in accordance with our policies as in effect from time to time.

The employment agreement includes customary restrictions with respect to the use of our confidential information and provides that all intellectual property developed or conceived by Mr. Baxter while he is employed by us that relates to our business is Company property. During Mr. Baxter’s term of employment with us and during the 12-month period immediately thereafter, Mr. Baxter has agreed not to (1) solicit any of our associates, (2) interfere with or harm any of our business relationships, or (3) participate (whether as an officer, director, employee, or otherwise) in any competitive business.

Under the employment agreement, if Mr. Baxter’s employment with the Company is terminated by the Company other than for Cause, or by Mr. Baxter for Good Reason, and Mr. Baxter signs a general release, then Mr. Baxter will be entitled to receive (1) a lump sum payment equal to two times his base salary paid no later than 60 days following separation from the Company, (2) if Mr. Baxter elects continued coverage, a lump sum payment equal to the monthly medical and dental care plan premium under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) for a twenty-four month period paid no later than 60 days following separation from the Company, (3) a lump sum payment equal to the amount of cash incentive compensation that he would have otherwise received during the one year period following separation from the Company, (4) the amount of any unpaid short-term incentive bonus for any performance period ending prior to the termination date, based on actual achievement, and (5) a prorated bonus for the performance period during which the termination of employment occurs, based on actual achievement. In addition to the amounts described above, the Company will also pay Mr. Baxter any earned but unpaid base salary as of the separation date and reimburse him for any and all monies advanced or expenses incurred through the separation date.

In the event that Mr. Baxter’s employment is terminated by the Company other than for Cause, or by Mr. Baxter for Good Reason, and the termination occurs in connection with a change-in-control of the Company (as defined in the 2018 Plan), and Mr. Baxter signs a general release, then Mr. Baxter will be entitled to (1) a one-time payment equal to (a) two times Mr. Baxter’s annual base salary, plus (b) 1.5 times Mr. Baxter’s annual cash incentive compensation at target; (2) if Mr. Baxter elects continued coverage, a lump sum payment equal to the monthly medical and dental care plan premium under COBRA for a twenty-four month period paid no later than 60 days following separation from the Company; (3) the amount of any unpaid short-term incentive bonus for any performance period ending prior to the termination date, based on actual achievement; (4) a prorated bonus for the performance period during which termination occurs, based on actual achievement; and (5) automatic vesting of any unvested outstanding equity-based and cash-based incentive awards (at target with respect to performance-based awards).

“Good Reason” under Mr. Baxter’s employment agreement generally includes (1) an adverse change in responsibilities, pay, or reporting relationship, (2) relocation of more than 60 miles from the executive’s home, (3) failure by the Company to abide by the agreement, or (4) failure by any successor to assume the agreement. “Cause” under Mr. Baxter’s employment agreement generally includes (1) failure by the executive to perform his or her material duties, (2) conviction of a felony, (3) misconduct in bad faith which could reasonably be expected to result in material harm to the Company, or (4) violation of any of the Company’s material policies.

Matthew Moellering

Prior to our IPO, as part of our executive retention strategy, we entered into an employment agreement with Mr. Moellering. The employment agreement may be terminated at any time by us or Mr. Moellering.

54

    EXECUTIVE COMPENSATION

The employment agreement provides for an annual base salary that is subject to annual review for potential increase, as well as short-term, performance-based cash incentive payment opportunities for each six-month operating season based on a percentage of Mr. Moellering’s base salary. See “Executive Compensation—Compensation Discussion and Analysis—What We Pay and Why: Elements of Compensation—Performance-Based Incentives—Short-Term Incentives” on page 38.

In addition, the employment agreement provides that Mr. Moellering is eligible for equity-based compensation awards that are commensurate with his performance and position. Mr. Moellering is also entitled to participate in all employee benefit plans that we maintain and make available to our senior executives and is entitled to paid time off in accordance with our policies as in effect from time to time.

The employment agreement includes customary restrictions with respect to the use of our confidential information and provides that all intellectual property developed or conceived by Mr. Moellering while he is employed by us that relates to our business is Company property. During Mr. Moellering’s term of employment with us and during the 12-month period immediately thereafter, Mr. Moellering has agreed not to (1) solicit any of our associates, (2) interfere with or harm any of our business relationships, or (3) participate (whether as an officer, director, employee, or otherwise) in any competitive business.

In April 2013, as part of the Committee’s annual review of executive compensation arrangements, the Committee approved changes to the severance arrangements for Mr. Moellering to make them more competitive and to bring them in-line with the severance arrangements offered by the Company’s peer group.

Under the amended and restated employment agreement, if Mr. Moellering’s employment with the Company is terminated by the Company other than for Cause, or by Mr. Moellering for Good Reason, and Mr. Moellering signs a general release, then Mr. Moellering will be entitled to receive his base salary and medical and dental benefits for 18 months following separation from the Company. In addition, Mr. Moellering will also be entitled to receive the amount of cash incentive compensation that he would have otherwise received during the 12-month period following separation from the Company.

In the event that Mr. Moellering’s employment is terminated by the Company other than for Cause, or by Mr. Moellering for Good Reason, and the termination occurs in connection with a change-in-control of the Company (as defined in the Second Amended and Restated Express Inc. 2010 Incentive Compensation Plan), and Mr. Moellering signs a general release, then Mr. Moellering will be entitled to (1) a one-time payment equal to (a) two times Mr. Moellering’s annual base salary, plus (b) 1.5 times Mr. Moellering’s annual cash incentive compensation at target; (2) medical and dental benefits for 18 months following separation from the Company; and (3) automatic vesting of any unvested outstanding equity awards (at target with respect to performance-based equity awards).

In March 2017, the Committee approved changes to Mr. Moellering’s amended and restated employment agreement as part of the Committee’s annual review of executive compensation solely for the purpose of modifying the relocation element of the “Good Reason” definition to make it more consistent with the market and the definition used in our then-CEO’s employment agreement. Prior to the amendment, a required relocation outside the U.S. qualified as “Good Reason.” Under the new definition, a required relocation outside of a 60-mile radius of Mr. Moellering’s current residence qualifies as “Good Reason.”

“Good Reason” as amended, under Mr. Moellering’s employment agreement generally includes (1) an adverse change in responsibilities, pay, or reporting relationship, (2) relocation of more than 60 miles from the executive’s home, (3) failure by the Company to abide by the agreement, or (4) failure by any successor to assume the agreement. “Cause” under Mr. Moellering’s amended and restated employment agreement generally includes (1) failure by the executive to perform his or her material duties, (2) conviction of a felony, or (3) misconduct in bad faith which could reasonably be expected to result in material harm to the Company.

On February 4, 2019 we entered into a letter agreement (“Interim Letter Agreement”) with Mr. Moellering in connection with his appointment to Interim Chief Executive Officer and Interim President effective January 22, 2019. The Interim Letter Agreement provided for an annual base salary of $1,117,000 that continued until the last day of Mr. Moellering’s interim assignment, at which time Mr. Moellering’s base salary reverted to his base salary as of January 21, 2019. The Interim Letter Agreement did not amend any other provision of Mr. Moellering’s amended and restated employment agreement.

On September 23, 2019, we entered into a letter agreement (“Letter Agreement”) with Mr. Moellering pursuant to which he was promoted to President and Chief Operating Officer of the Company. The Letter Agreement provides for an annual base salary of $825,000 and a seasonal performance-based cash incentive target percentage of 90%. In addition, beginning with the Company’s annual grant of long-term incentive awards in fiscal 2020, the Letter Agreement provides for an annual long-term incentive compensation amount of $2,000,000.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	55

    EXECUTIVE COMPENSATION

Other Severance Agreements

We entered into severance agreements with Ms. Akay and Ms. Tervo in September 2019 and with Mr. Judd in April 2022.

The severance agreements include customary restrictions with respect to the use of our confidential information and provide that all intellectual property developed or conceived by the executive while employed by us which relates to our business is Company property. Each executive has also agreed not to (1) solicit any of our associates, (2) interfere with or harm any of our business relationships, or (3) participate (whether as an officer, director, employee, or otherwise) in any competitive business during the term of his or her employment and during the 12-month period immediately thereafter.

Under the severance agreement, if the executive’s employment with the Company is terminated by the Company other than for Cause, or by the executive for Good Reason, and the executive signs a general release, then the executive will be entitled to receive his or her base salary and medical and dental benefits for up to one year following separation from the Company. Each executive will also be entitled to receive the amount of cash incentive compensation that each would have otherwise received for the performance period in which the separation occurs.

In the event that the executive’s employment is terminated by the Company other than for Cause, or by the executive for Good Reason, and the termination occurs in connection with a change-in-control of the Company (as defined in the 2018 Plan), and the executive signs a general release, then the executive will be entitled to (1) a one-time payment equal to (a) 1.5 times the executive’s annual base salary, plus (b) an amount equal to the executive’s target annual cash incentive compensation; (2) medical and dental benefits for up to one year following separation from the Company; and (3) automatic vesting of any unvested outstanding equity awards (at target with respect to performance-based stock awards) and automatic vesting of any unvested outstanding cash-based incentive awards.

“Good Reason” under the severance agreements generally includes (1) an adverse change in responsibilities, pay, or reporting relationship, (2) relocation of more than 60 miles from the executive’s home, (3) failure by the Company to abide by the agreement, or (4) failure by any successor to assume the agreement. “Cause” under the severance agreements generally includes (1) failure to perform material duties, (2) conviction of a felony, or (3) misconduct in bad faith which could reasonably be expected to result in material harm to the Company.

Indemnification Agreements

We are party to indemnification agreements with each of our NEOs and directors. The indemnification agreements provide our NEOs and directors with contractual rights to indemnification, expense advancement, and reimbursement, to the fullest extent permitted under the General Corporation Law of the State of Delaware (“DGCL”). Our Bylaws also provide that we will indemnify our directors and officers to the fullest extent permitted by the DGCL.

56

    EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS UPON TERMINATION AND CHANGE-IN-CONTROL

The information below describes and quantifies certain compensation that would have become payable under employment and severance agreements with our NEOs if their employment with us had been terminated as of January 28, 2023. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed upon a termination or change-in-control may be different. Factors that could affect these amounts include the timing during the year of any such event. Further, the information below does not incorporate changes to base salary, cash incentive compensation, bonus opportunities, and equity awards granted after January 28, 2023.

Timothy Baxter

Component	Voluntary Resignation or Retirement ($)	Involuntary without Cause or Voluntary with Good Reason with Signed Release ($)		Involuntary without Cause or Voluntary with Good Reason following Change in Control with Signed Release ($)		Disability ($)(6)		Death ($)
Base Salary	—	2,700,000	(1)	—		1,350,000		—
Bonus	—	810,000	(2)	5,737,500	(4)	—		—
Total Cash Severance (sub-total)	—	3,510,000		5,737,500		1,350,000		—
Value of Accelerated (i) Equity and (ii) Restricted/Performance Cash	—	—		7,412,615	(5)	8,126,615	(7)	8,126,615	(7)
Benefits and Perquisites	—	37,844	(3)	37,844	(3)	6,677		—
Total Severance	—	3,547,844		13,187,959		9,483,292		8,126,615

(1)	Represents 24 months of salary continuation.

(2)

No amount was earned for the Fall 2022 performance period for the performance-based short-term cash incentive award. This amount includes the Spring 2023 performance-based short-term cash incentive award estimated at 100% of target.

(3)	Estimates for benefits and perquisites include the continuation of medical and dental benefits for the executive and his dependents for 24 months.

(4)	Represents a lump sum payment equal to two times annual base salary and 1.5 times the annual short-term performance-based cash incentive compensation target.

(5)

The value of accelerated equity is based on the January 27, 2023 closing stock price of $1.13 per share. Amount represents the value of (i) the unvested equity as of January 28, 2023 (at target in the case of performance-based restricted stock units granted in 2021 and 2022), (ii) the unvested time-based restricted stock unit awards granted in 2020, (iii) the unvested time-based restricted cash awards granted in 2020, 2021 and 2022 and (iv) the unvested performance-based cash awards granted in 2020 at target.

(6)

If Mr. Baxter became permanently and totally disabled on January 28, 2023, he would receive one year of salary continuation from us and six months of benefits continuation under the Company’s long-term disability plan. Additional eligible disability compensation would be provided by a third-party insurance company and not paid by us.

(7)

The value of accelerated equity is based on the January 27, 2023 closing stock price of $1.13 per share. Amount represents the value of a pro rata portion of (i) unvested equity as of January 28, 2023 (at target in the case of performance-based restricted stock units granted in 2021 and 2022), (ii) the unvested time-based restricted stock unit awards granted in 2020, (iii) the unvested time-based restricted cash awards granted in 2020, 2021 and 2022 and (iv) the unvested performance-based cash awards granted in 2020 at 134% of target based on actual results.

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    EXECUTIVE COMPENSATION

Matthew Moellering

Component	Voluntary Resignation or Retirement ($)		Involuntary without Cause or Voluntary with Good Reason with Signed Release ($)		Involuntary without Cause or Voluntary with Good Reason following Change in Control with Signed Release ($)		Disability ($)(7)		Death ($)
Base Salary	—		1,275,000	(2)	—		850,000		—
Bonus	—		340,000	(3)	2,975,000	(5)	—		—
Total Cash Severance (sub-total)	—		1,615,000		2,975,000		850,000		—
Value of Accelerated (i) Equity and (ii) Restricted/Performance Cash	2,281,637	(1)	—		3,572,620	(6)	3,912,620	(8)	3,912,620	(8)
Benefits and Perquisites	—		28,383	(4)	28,383	(4)	6,614		—
Total Severance	2,281,637		1,643,383		6,576,003		4,769,234		3,912,620

(1)

Mr. Moellering is eligible for certain retirement benefits. The value of accelerated equity is based on the January 27, 2023 closing stock price of $1.13 per share. Amount represents the value of a pro rata portion of (i) unvested equity as of January 28, 2023 (at target in the case of performance-based restricted stock units granted in 2021 and 2022), (ii) the unvested time-based restricted stock unit awards granted in 2020, (iii) the unvested time-based restricted cash awards granted in 2020, 2021 and 2022 and (iv) the unvested performance-based cash awards granted in 2020 at 134% of target.

(2)	Represents 18 months of salary continuation.

(3)

No amount was earned for the Fall 2022 performance period for the performance-based short-term cash incentive award. This amount includes the Spring 2023 performance-based short-term cash incentive award estimated at 100% of target.

(4)	Estimates for benefits and perquisites include the continuation of medical and dental benefits for the executive and his dependents for 18 months.

(5)	Represents a lump sum payment equal to two times annual base salary and 1.5 times the annual short-term performance-based cash incentive compensation target.

(6)

The value of accelerated equity is based on the January 27, 2023 closing stock price of $1.13 per share. Amount represents the value of (i) unvested equity as of January 28, 2023 (at target in the case of performance-based restricted stock units granted in 2021 and 2022), (ii) the unvested time-based restricted stock unit awards granted in 2019 and 2020, (iii) the unvested time-based restricted cash awards granted in 2020, 2021 and 2022 and (iv) the unvested performance-based cash awards granted in 2020 at target.

(7)

If Mr. Moellering became permanently and totally disabled on January 28, 2023, he would receive one year of salary continuation from us and six months of benefits continuation under the Company’s long-term disability plan. Additional eligible disability compensation would be provided by a third-party insurance company and not paid by us.

(8)

The value of accelerated equity is based on the January 27, 2023 closing stock price of $1.13 per share. Amount represents the value of (i) unvested equity as of January 28, 2023 (at target in the case of performance-based restricted stock units granted in 2021 and 2022), (ii) the unvested time-based restricted stock unit awards granted in 2019 and 2020, (iii) the unvested time-based restricted cash awards granted in 2020, 2021 and 2022 and (iv) the unvested performance-based cash awards granted in 2020 at 134% of target based on actual results.

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    EXECUTIVE COMPENSATION

Malissa Akay

Component	Voluntary Resignation or Retirement ($)	Involuntary without Cause or Voluntary with Good Reason with Signed Release ($)		Involuntary without Cause or Voluntary with Good Reason following Change in Control with Signed Release ($)		Disability ($)(4)		Death ($)
Base Salary	—	1,125,000	(1)	—		750,000		—
Bonus	—	—		1,687,500	(2)	—		—
Total Cash Severance (sub-total)	—	1,125,000		1,687,500		750,000		—
Value of Accelerated (i) Equity and (ii) Restricted/Performance Cash	—	—		1,629,559	(3)	1,782,559	(5)	1,782,559	(5)
Benefits and Perquisites	—	—		—		748		—
Total Severance	—	1,125,000		3,317,059		2,533,307		1,782,559

(1)	Represents 18 months of salary continuation.

(2)	Represents a lump sum payment equal to 1.5 times annual base salary and the annual short-term performance-based cash incentive compensation at target.

(3)

The value of accelerated equity is based on the January 27, 2023 closing stock price of $1.13 per share. Amount represents the value of (i) unvested equity as of January 28, 2023 (at target in the case of performance-based restricted stock units granted in 2021 and 2022), (ii) the unvested time-based restricted stock unit awards granted in 2019 and 2020, (iii) the unvested time-based restricted cash awards granted in 2020, 2021 and 2022 and (iv) the unvested performance-based cash awards granted in 2020 at target.

(4)

If Ms. Akay became permanently and totally disabled on January 29, 2022, she would receive one year of salary continuation from us and six months of benefits continuation under the Company’s long-term disability plan. Additional eligible disability compensation would be provided by a third-party insurance company and not paid by us.

(5)

The value of accelerated equity is based on the January 27, 2023 closing stock price of $1.13 per share. Amount represents the value of (i) unvested equity as of January 28, 2023 (at target in the case of performance-based restricted stock units granted in 2021 and 2022), (ii) the unvested time-based restricted stock unit awards granted in 2019 and 2020, (iii) the unvested time-based restricted cash awards granted in 2020, 2021 and 2022 and (iv) the unvested performance-based cash awards granted in 2020 at 134% of target based on actual results.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	59

    EXECUTIVE COMPENSATION

Sara Tervo

Component	Voluntary Resignation or Retirement ($)	Involuntary without Cause or Voluntary with Good Reason with Signed Release ($)		Involuntary without Cause or Voluntary with Good Reason following Change in Control with Signed Release ($)		Disability ($)(5)		Death ($)
Base Salary	—	945,000	(1)	—		630,000		—
Bonus	—	—		1,417,500	(3)	—		—
Total Cash Severance (sub-total)	—	945,000		1,417,500		630,000		—
Value of Accelerated (i) Equity and (ii) Restricted/Performance Cash	—	—		1,267,436	(4)	1,386,436	(6)	1,386,436	(6)
Benefits and Perquisites	—	21,749	(2)	21,749	(2)	5,856		—
Total Severance	—	966,749		2,706,685		2,022,292		1,386,436

(1)	Represents 18 months of salary continuation.

(2)	Estimates for benefits and perquisites include the continuation of medical and dental benefits for the executive and her dependents for 12 months.

(3)	Represents a lump sum payment equal to 1.5 times annual base salary and the annual short-term performance-based cash incentive compensation at target.

(4)

The value of accelerated equity is based on the January 27, 2023 closing stock price of $1.13 per share. Amount represents the value of (i) unvested equity as of January 28, 2023 (at target in the case of performance-based restricted stock units granted in 2021 and 2022), (ii) the unvested time-based restricted stock unit awards granted in 2019 and 2020, (iii) the unvested time-based restricted cash awards granted in 2020, 2021 and 2022 and (iv) the unvested performance-based cash awards granted in 2020 at target.

(5)

If Ms. Tervo became permanently and totally disabled on January 28, 2023, she would receive one year of salary continuation from us and six months of benefits continuation under the Company’s long-term disability plan. Additional eligible disability compensation would be provided by a third-party insurance company and not paid by us.

(6)

The value of accelerated equity is based on the January 27, 2023 closing stock price of $1.13 per share. Amount represents the value of (i) unvested equity as of January 28, 2023 (at target in the case of performance-based restricted stock units granted in 2021 and 2022), (ii) the unvested time-based restricted stock unit awards granted in 2019 and 2020, (iii) the unvested time-based restricted cash awards granted in 2020, 2021 and 2022 and (iv) the unvested performance-based cash awards granted in 2020 at 134% of target based on actual results.

Jason Judd

Component	Voluntary Resignation or Retirement ($)	Involuntary without Cause or Voluntary with Good Reason with Signed Release ($)		Involuntary without Cause or Voluntary with Good Reason following Change in Control with Signed Release ($)		Disability ($)(5)		Death ($)
Base Salary	—	500,000	(1)	—		500,000		—
Bonus	—	—		1,100,000	(3)	—		—
Total Cash Severance (sub-total)	—	500,000		1,100,000		500,000		—
Value of Accelerated (i) Equity and (ii) Restricted/Performance Cash	—	—		469,486	(4)	469,486	(4)	469,486	(4)
Benefits and Perquisites	—	21,749	(2)	21,749	(2)	5,801		—
Total Severance	—	521,749		1,591,235		975,287		469,486

(1)	Represents 12 months of salary continuation.

(2)	Estimates for benefits and perquisites include the continuation of medical and dental benefits for the executive and his dependents for 12 months.

(3)	Represents a lump sum payment equal to 1.5 times annual base salary and the annual short-term performance-based cash incentive compensation at target.

(4)

The value of accelerated equity is based on the January 27, 2023 closing stock price of $1.13 per share. Amount represents the value of a pro rata portion of (i) unvested equity as of January 28, 2023 (at target in the case of performance-based restricted stock units granted in 2022) and (ii) the unvested time-based restricted cash awards granted in 2022.

(5)

If Mr. Judd became permanently and totally disabled on January 28, 2023, he would receive one year of salary continuation from us and six months of benefits continuation under the Company’s long-term disability plan. Additional eligible disability compensation would be provided by a third-party insurance company and not paid by us.

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    EXECUTIVE COMPENSATION

CEO COMPENSATION RELATIVE TO MEDIAN COMPANY EMPLOYEE

CEO compensation for 2022 as reflected in the Summary Compensation Table was $7,717,586. The median employee was selected from the population of employees, excluding the CEO, that were employed on the last day of the Company’s 2020 fiscal year based on taxable wages earned by such persons during calendar year 2020. Although the median employee identified at the end of 2020 is still employed by the Company, the employee experienced a change in role and compensation that would result in a significant change to the pay ratio disclosure. Therefore in 2021, we selected a new median employee, but that employee is no longer employed by the Company. In 2022, we selected another new median employee. SEC rules allow us to use any other employee whose compensation is substantially similar to the original median employee based on the compensation measure used to select the original median employee. As of the last day of fiscal year 2022, the Company employed 10,095 associates, approximately 3,155 of whom were full-time employees and 6,940 of whom were part-time employees. The Company determined that the median Company associate, excluding the CEO, is now a full-time employee who makes approximately $8,112 per year. The median employee selected in 2022 served as a part-time employee for most of the year and the median employee’s compensation reflects this part-time service. As a result, CEO compensation in 2022 was approximately 951 times that of our median compensated employee.

The Company annualized the taxable wages of employees who were hired in the middle of calendar year 2022 using such person’s standard working hours. The Company believes that its determination of the median employee is reasonable based on guidance issued by the SEC. SEC rules for identifying the median employee allow companies to apply various methodologies and apply various assumptions and, as a result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	61

    EXECUTIVE COMPENSATION

PAY VERSUS PERFORMANCE
This disclosure has been prepared in accordance with the SEC’s pay versus performance rules in Item 402(v) of Regulation
S-K
under the Exchange Act and does not necessarily reflect value actually realized by the NEOs or how the Compensation and Governance Committee evaluates compensation decisions in light of Company or individual performance. For discussion of how the Compensation and Governance Committee seeks to align pay with performance when making compensation decisions, please review “Compensation Discussion and Analysis” beginning on page 30.
The following tables and related disclosures provide information about (i) the total compensation of our principal executive officer (“PEO”) and our non-PEO
NEOs (the “Other NEOs”) as presented in the Summary Compensation Table on page 49, (ii) the “compensation actually paid” (“CAP”) to our PEO and our Other NEOs, as calculated pursuant to Item 402(v), (iii) certain financial performance measures, and (iv) the relationship of CAP to those financial performance measures.

					Value of Initial Fixed $100 Investment Based On:

Year (1)	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers	Average Compensation Actually Paid to Non-PEO Named Executive Officers (2)	Total Shareholder Return	Peer Group Total Shareholder Return (3)	Net Income (Loss) ($ millions)	Adjusted EBITDA (4) ($ millions)

2022	$7,717,586	$2,616,782	$2,281,112	$1,192,370	$28.18	$123.98	$294	($82)

2021	$6,951,730	$1,798,058	$2,383,950	$1,538,032	$72.32	$111.40	($14)	$65

2020	$2,735,125	$12,253,151	$1,001,009	$1,938,023	$149.63	$107.30	($405)	($348)

(1)
The CEO for each covered year was Timothy Baxter. The Other NEOs for 2020 and 2021 were Matthew Moellering, Malissa Akay and Sara Tervo. The Other NEOs for 2022 were Matthew Moellering, Malissa Akay, Sara Tervo and Jason Judd.

(2)
Amounts reported in this column are based on total compensation reported for our CEO and Other NEOs in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

Adjustments	2022		2021		2020
	CEO	Other NEOs	CEO	Other NEOs	CEO	Other NEOs
Total from Summary Compensation Table	$7,717,586	$2,281,112	$6,951,730	$2,383,950	$2,735,125	$1,001,009
Subtract grant date fair value of equity awards reported in Summary Compensation Table for the covered year	($2,296,693)	($587,844)	($2,100,002)	($518,750)	($1,339,246)	($330,825)
Add fair value at year-end of any equity awards granted in the covered year that are outstanding and unvested as of the end of the covered year	$280,578	$72,945	$2,992,632	$641,277	$4,754,718	$1,174,527
Add/subtract change in fair value of awards granted in any prior year that are outstanding and unvested at end of covered year	($2,903,920)	($576,971)	($3,169,435)	($705,127)	$6,629,743	$237,431
Add fair value as of the vesting date of any awards granted in the covered year that vested during the covered year	$0	$0	$0	$0	$0	$0
Add/subtract change in fair value as of the vesting date of any equity awards granted in any prior year for which all applicable vesting conditions were satisfied during the covered year	($180,769)	$3,129	($2,876,867)	($263,317)	($527,189)	($144,119)
Compensation Actually Paid (as calculated)	$2,616,782	$1,192,370	$1,798,058	$1,538,032	$12,253,151	$1,938,023

(3)	Pursuant to Item 402(v) of Regulation S-K, the Company used the same peer group used for purposes of Item 201(e) of Regulation S-K: the Dow Jones U.S. Retail Apparel Index.

(4)
Adjusted EBITDA is a
non-GAAP
financial measure and calculated as described in Appendix B. While the Company uses numerous financial and non-financial
performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the NEOs, for the most recently completed fiscal year, to Company performance.

62

Table of Contents
    EXECUTIVE COMPENSATION

Financial Performance Measures
As described in greater detail in “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance
philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance, are as follows:

Adjusted EBITDA

Relative TSR

Operating Income
Analysis of the Information Presented in the Pay versus Performance Table
While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally s eek
s to incentivi
ze lon
g-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v)) for a particular year. In accordance with Item 402(v), the Company is providing the following charts to show the relationships between information presented in the Pay versus Performance table to compensation actually paid to the Company’s NEOs.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	63

Table of Contents
    EXECUTIVE COMPENSATION

64

STOCK OWNERSHIP INFORMATION

The following table sets forth information regarding beneficial ownership of our common stock as of April 1, 2023 for (1) each person who is known by us to own beneficially more than 5% of our common stock (a “5% shareholder”), (2) each director, director nominee, and named executive officer, and (3) all directors and current executive officers as a group.

Beneficial ownership, for purposes of the following table, is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof, or has the right to acquire such powers within 60 days. Common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 1, 2023 and common stock issuable upon the vesting of restricted stock units within 60 days are deemed to be outstanding and beneficially owned by the person holding the options or restricted stock units, as applicable, for purposes of computing the percentage ownership of that person and any group of which that person is a member. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership of our 5% shareholders is based on 73,763,005 shares of common stock outstanding. Percentage of beneficial ownership of our named executive officers and directors is based on 73,763,005 shares of common stock outstanding plus options currently exercisable or exercisable within 60 days of April 1, 2023 and restricted stock units scheduled to vest within 60 days of April 1, 2023 held by such named executive officer or director. Except as disclosed in the footnotes to the following table and subject to applicable community property laws, we believe that each beneficial owner identified in the following table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the shareholder. Unless otherwise indicated in the following table or footnotes below, the address for each beneficial owner is c/o Express, Inc., 1 Express Drive, Columbus, Ohio 43230.

Name and Address	Shares Beneficially Owned	Percent of Stock Outstanding

5% Shareholders:

EXPWHP, LLC (1)	5,434,783	7.4%

BlackRock, Inc. (2)	4,034,393	5.5%

Named Executive Officers and Directors:

Timothy Baxter (3)	2,918,607	3.8%

Matthew Moellering (4)	717,050	*

Malissa Akay (5)	228,167	*

Sara Tervo (6)	163,132	*

Jason Judd	0	*

Michael Archbold	182,632	*

Terry Davenport	153,078	*

Karen Leever	154,971	*

Patricia E. Lopez	10,770	*

Antonio Lucio	20,354	*

Mylle Mangum	236,849	*

Satish Mehta	10,000	*

Yehuda Shmidman (7)	5,434,783	7.4%

Peter Swinburn	182,632	*

All Directors and Current Executive Officers as a Group (14 persons) (8)	4,978,242	6.5%

*	Less than one percent.

(1)

Based on a Schedule 13D filed with the SEC on February 1, 2023 by Oaktree AIF (Cayman) GP Ltd., Oaktree Fund AIF Series (Cayman), L.P.—Series N., WH Topco, L.P., WH Holdco, LLC, WH Intermediate, LLC, WH Borrower, EXPWHP, LLC, Yehuda Shmidman, Thomas Casarella, Hank Sneddon, and Chris Pucillo (the “Affiliates”). WH Borrower is the parent and managing member of EXPWHP, LLC. Each of Messrs. Shmidman, Casarella, Sneddon and Pucillo, as a managing member of WH Borrower, WH Intermediate, LLC and WH Holdco, LLC, may be deemed the beneficial owner of such shares. The Affiliates, including EXPWHP, LLC, share voting and dispositive power over 5,434,783 shares. The address of EXPWHP, LLC is EXPWHP, LLC c/o WHP Global, LLC, 530 Fifth Avenue, 12th Floor, New York, NY 10036.

(2)

Based on a Schedule 13G filed with the SEC by BlackRock, Inc. (“BlackRock”) on February 3, 2023. As of December 31, 2022, BlackRock beneficially held sole voting power over 3,964,082 shares and sole dispositive power over 4,034,393 shares. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(3)

Includes 2,040,000 shares of common stock issuable upon the exercise of stock options and 264,151 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of April 1, 2023.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	65

    STOCK OWNERSHIP INFORMATION

(4)

Includes 145,511 shares of common stock issuable upon the exercise of stock options and 163,665 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of April 1, 2023.

(5)	Includes 56,604 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of April 1, 2023.

(6)	Includes 44,025 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of April 1, 2023.

(7)

Represents 5,434,783 shares of common stock held directly by EXPWHP, LLC. Mr. Shmidman is a managing member of WH Borrower, LLC, the parent and managing member of EXPWHP, LLC, and shares voting and dispositive power over the shares held by EXPWHP, LLC. Accordingly, Mr. Shmidman may be deemed to have or share beneficial ownership of such shares.

(8)

Shares beneficially owned indirectly by Mr. Shmidman have been excluded for purposes of the presentation of directors and executive officers as a group. See footnote (7) above for additional information related to Mr. Shmidman’s beneficial ownership.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act, requires our executive officers, directors, and “beneficial owners” of more than 10% of our common stock to file stock ownership reports and reports of changes in ownership with the SEC. Based on a review of those reports and written representations from the reporting persons, we believe that during fiscal 2022, all transactions were reported on a timely basis except for one delinquent Form 4 by Yehuda Shmidman to report the beneficial ownership of shares by him with respect to the shares of our common stock purchased by EXPWHP, LLC in connection with the closing of the WHP partnership transaction on January 25, 2023, due to an administrative oversight. Upon discovery of the error, the transaction was promptly reported on a Form 4 filed with the SEC on February 3, 2023.

66

AUDIT COMMITTEE

AUDIT COMMITTEE REPORT

The Audit Committee operates under a written charter adopted by the Board. The Audit Committee, among other things, assists the Board in its oversight of the integrity of the Company’s financial statements, the independent auditor’s qualifications and independence, and the performance of the Company’s internal audit function and independent auditors. The Audit Committee relies on the expertise and knowledge of management, the internal audit function, and the independent auditor in carrying out these oversight responsibilities. Management is responsible for the preparation, presentation, and integrity of the Company’s consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Management is also responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal control.

The Company’s independent auditor, PricewaterhouseCoopers LLP, an independent registered public accounting firm, has served as the Company’s independent auditor since 2008. PricewaterhouseCoopers LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. PricewaterhouseCoopers LLP is also responsible for expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.

In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements for fiscal 2022 with management.

2.	The Audit Committee has discussed with the independent auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

3.

The Audit Committee has received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence.

4.

Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended January 28, 2023 for filing with the SEC.

Each member of the Audit Committee meets the independence and financial literacy requirements of the SEC and the NYSE. The Board has determined that Mr. Archbold and Ms. Mangum are audit committee financial experts under SEC rules and have accounting or related financial management expertise.

Audit Committee

Michael Archbold, Chair

Patricia E. Lopez

Mylle Mangum

Satish Mehta

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	67

    AUDIT COMMITTEE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The following table sets forth the aggregate fees billed to us by PricewaterhouseCoopers LLP, our independent auditor, in 2022 and 2021:

	Fees

Services Rendered	2022	2021

Audit Fees(1)	$1,780,000	$1,424,600

Audit-Related Fees(2)	$90,000	$—

Tax Fees	$—	$—

All Other Fees(3)	$4,500	$4,500

Total	$1,874,500	$1,429,100

(1)

Audit Fees for 2022 and 2021 represent fees for professional services rendered by PricewaterhouseCoopers LLP in connection with the audit of our annual consolidated financial statements. In 2022, this included fees associated with the transaction with WHP.

(2)	Audit-Related Fees for 2022 represent fees related to potential financial reporting and SEC filing matters related to the transaction with WHP.

(3)	All Other Fees for 2022 and 2021 represent subscription fees for software to assist management with its financial reporting obligations.

We have a policy that requires the Audit Committee, or the Audit Committee Chair under a limited delegation of authority from the Audit Committee, to pre-approve all audit and non-audit services to be provided by our independent auditor and to consider whether the provision of non-audit services is compatible with maintaining the independence of our independent auditor in deciding whether to approve non-audit services. Any pre-approvals made by the Audit Committee Chair under the limited delegation of authority are reported to the full Audit Committee at the next regularly scheduled meeting. All services performed by our independent auditor in 2022 and 2021 were pre-approved in accordance with the policy. As a general matter, it is the Audit Committee’s preference that any non-audit services be provided by a firm other than our independent auditor absent special circumstances.

68

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (SAY-ON-PAY) (PROPOSAL NO. 2)

In accordance with Section 14A of the Exchange Act, we are seeking an advisory (non-binding) vote from our shareholders to approve the compensation of our named executive officers (our “NEOs”) for 2022 as disclosed in this proxy statement. At our 2022 annual meeting of shareholders, shareholders demonstrated support for our executive compensation program with approximately 89% of the votes cast in support of the “say-on-pay” proposal. For 2022, the overall design of the compensation packages for our CEO and other named executive officers remained substantially the same as in previous years, with competitive target pay opportunities combined with rigorous performance targets reflecting our commitment to pay-for-performance.

At our 2019 annual meeting of shareholders, our shareholders indicated a preference that the advisory vote on the compensation for our NEOs occur on an annual basis. In accordance with this preference, we determined that we will include a say-on-pay vote in our proxy materials for each annual meeting of stockholders until the next advisory vote on the frequency of future say-on-pay votes. It is expected that the next shareholder vote on the frequency of say-on-pay advisory votes will occur at our 2025 annual meeting of shareholders.

In deciding how to vote on this proposal, we urge our shareholders to read the “Compensation Discussion and Analysis” beginning on page 30 of this proxy statement, which describes in more detail our compensation objectives and the elements of our executive compensation program, as well as the Summary Compensation Table and other related compensation tables and narrative appearing on pages 49 through 60, which provide additional information on the compensation of our NEOs.

We are asking shareholders to approve, on an advisory basis, the compensation of our NEOs for 2022 as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and related compensation tables, and the notes and narrative discussion following the compensation tables in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation program for our NEOs as described in this proxy statement.

Although this vote is non-binding, the Board and the Compensation and Governance Committee value the opinions of our shareholders and will consider the outcome of the vote when making future decisions concerning executive compensation. Furthermore, shareholders are welcome to bring any specific concerns regarding executive compensation to the attention of the Board or the Compensation and Governance Committee at any time throughout the year. Please refer to “Corporate Governance—Board Practices—Communications with the Board” on page 22 of this proxy statement for information about communicating with the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	69

REVERSE STOCK SPLIT AND AUTHORIZED SHARE REDUCTION (PROPOSAL NO. 3)

The Board has adopted, and is seeking shareholder approval for, an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect, at the sole discretion of the Board any time prior to the Company’s 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”), a reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.01 per share, by combining shares of our common stock into a lesser number of shares of our common stock based on a ratio in the range of 1-for-10 to 1-for-20 (the “Ratio Range”), with the final ratio (the “Final Ratio”) to be determined by the Board in its sole discretion, and a corresponding proportional reduction in the number of authorized shares of our common stock (the “Authorized Share Reduction”). Depending on the Final Ratio determined by the Board, and assuming that this proposal is approved by our shareholders at the Annual Meeting and the Board decides to implement both the Reverse Stock Split and the Authorized Share Reduction, (a) no fewer than every 10 and not more than every 20 shares of our common stock, including any shares we hold as treasury stock, would be combined into one (1) share of common stock, (b) the total number of issued and outstanding shares of our common stock would decrease by the same ratio, such that a shareholder would hold the same percentage of our outstanding common stock immediately following the Reverse Stock Split as such shareholder held immediately prior to the Reverse Stock Split, except to the extent the Reverse Stock Split results in the payment of cash to such shareholder (as discussed below), and (c) the number of authorized shares of common stock would be proportionally reduced by the Final Ratio, resulting in a decrease from 500,000,000 authorized shares of our common stock to between 50,000,000 and 25,000,000 authorized shares of our common stock.

The purpose of seeking shareholder approval of the Reverse Stock Split within the Ratio Range set forth above (rather than a fixed ratio) is to provide the Company with maximum flexibility to act in the best interests of the Company and its shareholders and to achieve the primary objective of the Reverse Stock Split. If shareholders approve the Reverse Stock Split Proposal, the Board, in its sole discretion, will determine when to effect the Reverse Stock Split and the Authorized Share Reduction based on a Final Ratio within the Ratio Range or may determine not to proceed with the Reverse Stock Split and the Authorized Share Reduction at all. The Board’s determination as to whether, and when, to effect the Reverse Stock Split and the Authorized Share Reduction will be based on a number of factors, including, but not limited to, then-prevailing market conditions, current and expected trading prices for our common stock, our actual and forecasted results of operations and the anticipated impact of such results on the market price of our common stock.

The Reverse Stock Split and the Authorized Share Reduction will be implemented only after the Board authorizes the filing of a Certificate of Amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware and will become effective only upon the filing and effectiveness of such amendment (the “Effective Time”). The form of the proposed Certificate of Amendment is set forth in Appendix A. Even if shareholders approve the Reverse Stock Split Proposal at the Annual Meeting, the Board reserves the right to abandon the Certificate of Amendment without further action by our shareholders at any time before the 2024 Annual Meeting if the Board determines that the Reverse Stock Split and the Authorized Share Reduction would not be in the best interests of the Company and its shareholders.

Reasons for the Reverse Stock Split

The Board recommends that shareholders approve the Reverse Stock Split Proposal for the following reasons:

Regain Compliance with the NYSE’s Continued Listing Standards. The primary objective for effecting the Reverse Stock Split, should the Board determine to implement the Reverse Stock Split, would be to increase the per share trading price of our common stock in order to regain compliance with the NYSE’s continued listing minimum price criteria set forth in Section 802.01C of the NYSE’s Listed Company Manual, which requires an average closing share price of at least $1.00 over a consecutive 30 trading-day period. On March 28, 2023, we received notice from the NYSE that the average per share closing price of our common stock over the 30 consecutive trading-day period ended March 24, 2023 was below $1.00. We have until September 28, 2023 to regain compliance with the minimum price criteria or cure the deficiency. We may regain compliance with the minimum price criteria at any time during the six-month cure period if, on the last trading day of any calendar month during the cure period, we have (i) a closing share price of at least $1.00 and (ii) an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company. The expected increase in our stock price as a result of the Reverse Stock Split would help to increase broker interest in our common stock and may make our common stock more attractive to a broader range of investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients since trading volatility is often associated with low-priced stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. In addition, many institutional investors have internal practices or policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our common stock. Certain investment funds may also be unable to invest in lower-priced stocks for similar

70

    REVERSE STOCK SPLIT AND AUTHORIZED SHARE REDUCTION (PROPOSAL NO. 3)

reasons. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, which often are set at a fixed price, generally represent a higher percentage of the total transaction cost than commissions on relatively higher-priced stocks. Further, the reduction in the number of shares of our common stock outstanding resulting from the Reverse Stock Split would reduce the actual transaction costs imposed on those investors who pay commissions on trades of our common stock based on the number of shares actually traded. Consequently, the Board believes that the combination of increased interest from a broader range of investors and lower transaction costs could ultimately improve the trading liquidity of our common stock, which we believe would benefit all shareholders.

Decrease Price Volatility. The Board believes that the expected increase in our stock price as a result of the Reverse Stock Split could decrease price volatility, as currently, small changes in the price of our common stock result in relatively large percentage changes in our stock price.

Improve the Perception of Our Common Stock as an Investment Security. We believe that the current negative macroeconomic environment has been a significant contributing factor to the decline in the trading price of our common stock. Lower-priced stocks have a negative perception in the investment community as being risky and speculative, which may negatively impact not only the price of our common stock, but also the trading liquidity of our common stock. The anticipated higher per share trading price of our common stock resulting from the Reverse Stock Split could improve the market’s perception of our common stock as a viable investment security.

Reduction in Total Number of Shares Issued and Outstanding. The reduction in the total number of shares of our common stock outstanding resulting from the Reverse Stock Split may also decrease certain stock exchange listing, shareholder meeting costs and other administrative fees, and state franchise taxes which are calculated on the basis of the number of our shares outstanding.

The Reverse Stock Split Proposal is not being submitted to shareholders in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, nor is it a plan by management to recommend such actions to the Board or our shareholders.

Other Considerations

The Reverse Stock Split May Not Increase the Price of our Common Stock. While we expect that the Reverse Stock Split will result in an increase in the trading price of our common stock in the near-term, this effect cannot be predicted with certainty. Further, any resulting increase in the trading price of our common stock may not be in proportion to the reduction in the total number of shares of our common stock outstanding and may not result in a permanent increase in our stock price, including over the long-term. The trading price of our common stock depends on multiple factors, including our financial performance, prospects, general market conditions and other factors, any of which could adversely affect our stock price and have a counteracting effect to the intended benefits of the Reverse Stock Split described above. As a result, there can be no assurance that our stock price will increase following the Reverse Stock Split or that our stock price will not decrease in the future.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization. If our stock price declines after the Reverse Stock Split is effected, the decline in our overall market capitalization may be greater than would have occurred in the absence of a Reverse Stock Split. Because the Reverse Stock Split will reduce the number of shares of our common stock available in the public market, the trading market for our common stock may also become more volatile.

The Reverse Stock Split May Result in Some Shareholders Owning “Odd Lots.” The Reverse Stock Split will likely increase the number of shareholders who hold “odd lots” (meaning fewer than 100 shares) of our common stock. Shareholders who hold odd lots may experience an increase in the cost of selling their shares, since brokerage commissions and other transaction costs are generally somewhat higher than for “round lots” of even multiples of 100 shares, and greater difficulty in effecting such sales.

Accordingly, a Reverse Stock Split may not achieve all of the desired results that have been outlined above. You should also keep in mind that any implementation of the Reverse Stock Split will not have an effect on the actual or intrinsic value of our business or a shareholder’s proportional ownership in the Company (subject to the treatment of fractional shares). However, should the overall value of our common stock decline as a result of the Reverse Stock Split, then the actual or intrinsic value of the shares of our common stock held by you would also proportionately decrease as a result of the overall decline in value.

The Board considered all of the foregoing factors and determined that seeking shareholder approval for the Reverse Stock Split Proposal, including the Certificate of Amendment, is in the best interests of the Company and its shareholders. As noted above, even if our shareholders approve the Reverse Stock Split Proposal, the Board reserves the right not to abandon the Certificate of Amendment and not implement the Reverse Stock Split and the Authorized Share Reduction without further action by our shareholders if the Board does not deem it to be in the best interests of the Company or its shareholders at the time.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	71

    REVERSE STOCK SPLIT AND AUTHORIZED SHARE REDUCTION (PROPOSAL NO. 3)

If the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by shareholders at the Annual Meeting or any adjournment or postponement thereof, the Company will abandon the Certificate of Amendment and will be unable to implement the Reverse Stock Split and the Authorized Share Reduction. In such case, the Company will seek other alternatives, but may be unable, to regain compliance with the NYSE’s continued listing minimum price criteria set forth in Section 802.01C of the NYSE’s Listed Company Manual prior to the end of the six-month cure period on September 28, 2023. We cannot assure you that any such alternative would increase the average closing price of our common stock to the level necessary to regain compliance with the NYSE’s continued listing standards. Our failure to regain compliance with the NYSE’s minimum price criteria within the applicable cure period could lead to suspension and delisting procedures. Further, public and investor perception of our ability to timely regain compliance with the NYSE’s continued listing standards or any future failure to remain in compliance with those standards, could have adverse consequences, including, among others, reducing the number of investors willing to hold or acquire our common stock, reducing the liquidity and market price of our common stock, adverse publicity and a reduced interest in us from investors, analysts and other market participants. In addition, a suspension or delisting could, among other things, impair our ability to raise additional capital through the public markets and our ability to attract and retain employees by means of equity compensation.

Implementation of the Proposed Reverse Stock Split and Authorized Share Reduction

General

If the Reverse Stock Split Proposal is approved by shareholders at the Annual Meeting, there will be no impact on our shareholders unless and until the Board determines to implement the Reverse Stock Split and the Authorized Share Reduction, which it may do any time prior to the 2024 Annual Meeting. If the Board determined to implement the Reverse Stock Split and the Authorized Share Reduction, meaning that the Certificate of Amendment is filed with the Secretary of State of the State of Delaware and becomes effective, (a) shares of our common stock would be combined into one (1) share of our common stock based on the Final Ratio, with any fractional shares being treated as discussed below, (b) the total number of issued and outstanding shares of our common stock, including any shares we hold as treasury stock, would be decreased based on the Final Ratio, and (c) the total number of authorized shares of our common stock would be proportionally reduced based on the Final Ratio.

The following table contains approximate information, based on share information as of April 1, 2023, relating to the effect of the proposed Reverse Stock Split and Authorized Share Reduction on our issued and outstanding and authorized, but unissued, shares of common stock based on the Ratio Range, without giving effect to the treatment of fractional shares:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued (including Treasury Shares)	Number of Shares of Common Stock Reserved for Future Issuance Under Equity Plan	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split and Authorized Share Reduction	500,000,000	99,066,596	3,391,536	397,541,868
Post-Reverse Stock Split 1:10 and Authorized Share Reduction	50,000,000	9,906,659	339,153	39,754,188
Post-Reverse Stock Split 1:15 and Authorized Share Reduction	33,333,333	6,604,439	226,102	26,502,792
Post-Reverse Stock Split 1:20 and Authorized Share Reduction	25,000,000	4,953,329	169,576	19,877,095

The Reverse Stock Split would be implemented simultaneously and uniformly for all holders of our common stock, and the Final Ratio would be the same for all shares of common stock. Although the Reverse Stock Split will decrease the number of shares of our common stock held by each of our shareholders, the Reverse Stock Split will not affect any shareholder’s percentage ownership interests in the Company, voting rights or other rights that accompany shares of our common stock, except to the extent the Reverse Stock Split results in the payment of cash to such shareholder for a fractional share. Shares of our common stock issued pursuant to the Reverse Stock Split would remain fully paid and non-assessable.

The Reverse Stock Split will not immediately affect our overall market capitalization. Our market capitalization immediately before the Reverse Stock Split will be the same as immediately after the Reverse Stock Split, other than as a result of the treatment of fractional shares (as described below). However, if our trading price increases or declines over time following the Reverse Stock Split, we will have a higher or lower market capitalization depending on the then-current trading price of our common stock.

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    REVERSE STOCK SPLIT AND AUTHORIZED SHARE REDUCTION (PROPOSAL NO. 3)

Effect on Equity Compensation Arrangements

Under the terms of the Second Amended and Restated Express, Inc. 2018 Incentive Compensation Plan, in the event of a Reverse Stock Split, the Compensation and Governance Committee will equitably adjust: (a) the number of shares of common stock with respect to which awards may be granted under the Plan, (b) the number of shares (or the number and kind of other property (including cash)) subject to outstanding awards granted under the Plan and (c) the exercise price with respect to stock options granted under the Plan. The Compensation and Governance Committee also may make any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split and the Authorized Share Reduction, if implemented, including with respect to the treatment of fractional shares subject to stock options and other outstanding stock-based awards under the Plan.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split, if implemented. Our transfer agent, Computershare Trust Company, N.A., will aggregate all fractional shares of our common stock and sell them as soon as practicable after the Effective Time at the then-prevailing prices on the open market, on behalf of those shareholders who would otherwise be entitled to receive a fractional share of our common stock as a result of the Reverse Stock Split. We expect that our transfer agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of our common stock (the “Aggregated Fractional Shares”). After the completion of such sale, shareholders of record who otherwise would be entitled to receive fractional shares (i.e., shareholders that hold a number of pre-Reverse Stock Split Shares of common stock not evenly divisible by the Final Ratio determined by the Board) will instead receive their respective pro rata share of the total proceeds of that sale (the “Total Sale Proceeds”). These shareholders will be entitled to a cash payment (without interest), in lieu of any fractional shares, in an amount equal to: (a) their respective fractional share interest, multiplied by (b) a share price equal to (i) the Total Sale Proceeds, divided by (ii) the Aggregated Fractional Shares.

Other than the right to receive the cash payment described above, a fractional shareholder will not retain any voting or other rights that accompany shares of our common stock. Because cash payments will be made in lieu of fractional shares, the Reverse Stock Split could have the effect of reducing the number of our shareholders, to the extent there are shareholders who hold fewer than the number of shares of our common stock that will be combined into one (1) share (based on the Final Ratio). Reducing the number of post-Reverse Stock Split shareholders is not, however, one of the purposes or an objective of this proposal. If you believe that you may not hold a sufficient number of shares of our common stock at the Effective Time to retain at least one (1) share of our common stock in the Reverse Stock Split, and you want to continue to hold our common stock after the Reverse Stock Split, you will need to purchase a sufficient number of shares of our common stock prior to the Effective Time so that you hold a number of shares of our common stock that would entitle you to receive at least one (1) share of our common stock if the Reverse Stock Split is implemented.

Shareholders should be aware that, under the escheat or unclaimed property laws of the various jurisdictions where shareholders reside or are domiciled, where the Company is domiciled, and where the funds will be deposited, sums due for fractional share interests that are not timely claimed after the Effective Time of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or our transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, shareholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Effect on Shares Authorized but Unissued

Currently, we are authorized under our Certificate of Incorporation to issue up to a total of 500,000,000 shares of common stock. As described above, if the Reverse Stock Split Proposal is approved by our shareholders and the Reverse Stock Split and the Authorized Share Reduction are implemented in the sole discretion of the Board, the number of issued and outstanding shares of our common stock, the number of shares of common stock held in treasury, the number of shares of our common stock reserved for issuance under the Plan, and the number of authorized shares of our common stock would be proportionally reduced by the Final Ratio, resulting in a decrease from 500,000,000 authorized shares of common stock to between 50,000,000 and 25,000,000 shares of common stock.

As of April 1, 2023, 73,763,005 shares of our common stock were issued and outstanding. For purposes of illustration, if the Final Ratio were a ratio of 1-for-10, and after giving effect to the Reverse Stock Split and the Authorized Share Reduction as of such date and subject to the treatment of fractional shares as described above, there would be (a) approximately 7,376,300 shares of our common stock issued and outstanding, (b) approximately 2,530,359 shares of our common stock held in treasury, (c) approximately 339,153 shares of our common stock reserved for issuance under the Plan, and (d) approximately 39,754,188 shares of our common stock authorized but unissued and available for future issuance.

Effect on Beneficial Holders

If the Reverse Stock Split is implemented, we intend to treat beneficial shareholders who hold their shares through a broker, bank, or other nominee, in the same manner as shareholders whose shares are registered in their own names. Banks, brokers or other

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nominees will be instructed to effect the Reverse Stock Split for their customers holding shares of our common stock in “street name.” However, these banks, brokers or other nominees may have their own procedures for processing the Reverse Stock Split, particularly with respect to the treatment of fractional shares. If you hold shares of our common stock through a bank, broker or other nominee and have any questions regarding the procedures that will be used to implement the Reverse Stock Split, if it is determined to be implemented by the Board, you are encouraged to contact your bank, broker or other nominee for additional information. Shares of our common stock held in “street name” and shares of our common stock registered in book-entry or certificated form with our transfer agent by the same holder will not be aggregated if the Reverse Stock Split if implemented.

Effect on Registered “Book-Entry” Holders

Shareholders that hold some or all of their shares of our common stock electronically in book-entry form with our transfer agent do not have stock certificates evidencing their ownership of our common stock. They are, instead, provided with a statement reflecting the number of shares registered in their accounts. Shareholders who hold shares electronically in book-entry form with our transfer agent will not need to take any action with respect to the Reverse Stock Split because their directly registered shares will be automatically updated to reflect the new quantity of shares based on the Final Ratio.

Effect on Certificated Shares

For any shares of our common stock held in certificated form, shareholders will receive a letter of transmittal sent by our transfer agent after the Effective Time if the Reverse Stock Split is implemented. The letter of transmittal will contain instructions on how a shareholder should surrender certificate(s) representing shares of our common stock (“Old Certificates”) to our transfer agent (who will act as our exchange agent in connection with the Reverse Stock Split if it is implemented) in exchange for post-Reverse Stock Split shares registered by the transfer agent electronically in book-entry form. In such case, shareholders are encouraged to promptly surrender their Old Certificates to our transfer agent in order to avoid having their shares become subject to state escheat and unclaimed property laws. No shareholder will be required to pay a transfer or other fee to exchange Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be canceled and to represent only the number of whole post-Reverse Stock Split shares to which these shareholders would be entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of shares, will automatically be exchanged for the appropriate number of post-Reverse Stock Split shares. If an Old Certificate has a restrictive legend on its reverse side, the same restrictive legend would apply to the post-Reverse Stock Split shares. Unless a shareholder specifically requests that the post-Reverse Stock Split shares be issued in certificated form, upon the shareholder’s surrender of the shareholder’s Old Certificate(s) to our transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split shares electronically in book-entry form and provide the shareholder with a statement reflecting the number of shares registered in the shareholder’s account.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES UNTIL REQUESTED TO DO SO BY OUR TRANSFER AGENT.

Potential Anti-Takeover Effect. The Reverse Stock Split Proposal, if adopted and implemented, could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of our common stock could dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company. However, shareholder approval of the Reverse Stock Split Proposal is not being sought in response to any effort of which the Company is aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of a plan by management to recommend to the Board and our shareholders a series of amendments to the Certificate of Incorporation. Other than the Reverse Stock Split Proposal, which is being recommended solely for the purpose of authorizing the Board to effect, in its sole discretion, the Reverse Stock Split and the Authorized Share Reduction, the Board does not currently contemplate recommending the approval of any other amendments to the Certificate of Incorporation that could be construed to reduce or interfere with the ability of third parties to take over or change the control of the Company.

Continued SEC Reporting Requirements and Stock Listing

After the Effective Time, we would continue to be subject to periodic reporting and other requirements of the Exchange Act, and our common stock would continue to be listed on NYSE under the symbol “EXPR.”

New CUSIP Number

After the Effective Time, the post-Reverse Stock Split shares of our common stock would have a new CUSIP number. A CUSIP number is a number used to identify the Company’s equity securities.

Effectiveness of the Proposed Reverse Stock Split and Authorized Share Reduction

If the Reverse Stock Split Proposal is approved by our shareholders at the Annual Meeting, the Board retains the discretion as to whether, and when, to effect the Reverse Stock Split and the Authorized Share Reduction at any time prior to the 2024 Annual

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Meeting, or not to proceed with the Reverse Stock Split and the Authorized Share Reduction at all. The Board will determine whether, and when, such an action is in the best interests of the Company and its shareholders, taking into consideration the factors discussed above and any other factors it considers relevant, including, but not limited to, then-prevailing market conditions, current and expected trading prices for our common stock, our actual and forecasted results of operations and the anticipated impact of such results on the market price of our common stock. In the event the Board determines to effect the Reverse Stock Split and the Authorized Share Reduction, we would communicate to our shareholders, prior to the Effective Time of the Reverse Stock Split, additional details regarding the Reverse Stock Split and the Authorized Share Reduction, including the Final Ratio.

The Reverse Stock Split and the Authorized Share Reduction, if then determined advisable and in the best interests of the Company and its stockholders by the Board, would be implemented by filing the Certificate of Amendment with the Secretary of State of the State of Delaware, which Certificate of Amendment would set forth the Final Ratio and be effective immediately or at such time as we may specify at the time of filing. The form of Certificate of Amendment is attached to this proxy statement as Appendix A and is considered a part of this proxy statement. Upon the effectiveness of the Certificate of Amendment, and without any further action on the part of the Company or our shareholders, shares of our common stock held by shareholders of record at such time would be combined into a lesser number of shares of common stock based on the Final Ratio, subject to adjustments for the treatment of fractional shares as discussed above.

For example, if a shareholder currently holds 300 shares of our common stock, such shareholder would hold 30 shares of our common stock following a 1-for-10 Reverse Stock Split, 20 shares of our common stock following a 1-for-15 Reverse Stock Split or 15 shares of our common stock following a 1-for-20 Reverse Stock Split. Effective as of the Effective Time of the Reverse Stock Split, any certificates representing pre-split shares of our common stock would be deemed for all corporate purposes to evidence ownership of post-split shares of our common stock.

If the Reverse Stock Split is implemented, shareholders will be notified as soon as practicable after the Reverse Stock Split has been effected. Our transfer agent would act as exchange agent for purposes of implementing the Reverse Stock Split. Shareholders whose shares are held through a broker, bank or other nominee do not need to take any action with respect to the Reverse Stock Split. Those beneficially-owned shares will automatically reflect the new quantity of shares based on the Final Ratio. However, these brokerage firms, banks or other similar organizations may have different procedures for processing the Reverse Stock Split and shareholders whose shares are held by a brokerage firm, bank or other similar organization are encouraged to contact their brokerage firm, bank or other similar organization. Shareholders who hold shares electronically in book-entry form with our transfer agent will not need to take any action with respect to the Reverse Stock Split because their directly registered shares will be automatically updated to reflect the new quantity of shares based on the Final Ratio.

We will not file the Certificate of Amendment until our Board has decided that effecting the Reverse Stock Split and the Authorized Share Reduction at the Effective Time is in the best interests of the Company and its shareholders. If the Certificate of Amendment is not filed with the Secretary of State of the State of Delaware prior to the 2024 Annual Meeting, then the Certificate of Amendment will be considered abandoned. By voting in favor of the Reverse Stock Split Proposal, shareholders are also expressly authorizing the Board to determine not to proceed with, and abandon, the Certificate of Amendment if the Board should determine that such would be in the best interests of the Company and its shareholders.

Accounting Matters

The par value of our common stock (which is $0.01 per share) would remain unchanged if the proposed Reverse Stock Split and Authorized Share Reduction are implemented. Our shareholders’ equity in our consolidated balance sheet would not change in total. However, the stated capital attributable to our common stock (which is calculated as par value multiplied by the number of shares of our common stock issued and outstanding) would be proportionately reduced based on the Final Ratio determined by the Board. Correspondingly, additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to the Company upon issuance of all current outstanding shares of our common stock, would be increased by the amount which the stated capital is reduced, which would result in no overall change to the balance of our shareholders’ equity in our consolidated balance sheet.

Additionally, net income (or net loss) per weighted average share for all periods would increase proportionately as a result of the proposed Reverse Stock Split since there would be a lower number of shares of our common stock issued and outstanding. In addition, the proposed Reverse Stock Split would be retrospectively reflected in our disclosures for all periods presented in our financial statements. We do not anticipate that any other material accounting consequences would arise as a result of any implementation of the Reverse Stock Split and the Authorized Share Reduction.

Under Delaware law, a reduction in stated capital will create a corresponding increase in paid-in surplus (defined as the excess of net assets over stated capital), and the Company may make distributions, such as the payment of dividends, up to the amount of its surplus, provided that the distribution does not cause it to become insolvent, and subject to the limitations of the agreements governing its indebtedness and other financing agreements.

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No Going Private Transaction

Notwithstanding the decrease in the number of our issued and outstanding shares of common stock following any implementation of the Reverse Stock Split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

No Appraisal or Dissenter’s Rights

Under Delaware law, our shareholders will not be entitled to appraisal or dissenter’s rights with respect to the proposed Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Proposed Reverse Stock Split

The following discussion is a general summary of certain U.S. federal income tax consequences relating to the proposed Reverse Stock Split to us and a U.S. Holder (as defined below) that holds shares of our common stock as a capital asset for U.S. federal income tax purposes (generally property held for investment). This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, rulings, other administrative guidance and judicial decisions, all and judicial decisions as of the date hereof and all of which may be changed, perhaps retroactively, so as to result in U.S. federal income tax considerations different from those summarized below.

For purposes of this summary, a “U.S. Holder” means a beneficial owner of common stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust (other than a grantor trust) if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions or (2) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

This summary is general in nature and does not represent a detailed description of the U.S. federal income tax considerations to a stockholder in light of their particular circumstances. In addition, this summary does not represent a description of the U.S. federal income tax considerations to a stockholder who is subject to special treatment under the U.S. federal income tax laws and does not address the tax considerations applicable to U.S. Holders who may be subject to special tax rules, such as:

•	financial institutions or financial services entities;

•	insurance companies;

•	real estate investment trusts;

•	regulated investment companies;

•	grantor trusts;

•	tax-exempt organizations;

•	governments or agencies or instrumentalities thereof;

•	brokers, dealers or traders in securities, commodities or currencies;

•	“controlled foreign corporations” or “passive foreign investment companies”;

•	stockholders who hold common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes;

•	U.S. Holders that have a functional currency other than the U.S. dollar;

•	stockholders who actually or constructively own five percent or more of our stock;

•	U.S. expatriates; or

•	stockholders who acquire shares of our common stock in connection with employment or other performance of services.

Moreover, this description does not address any aspect of U.S. state or local tax, non-U.S. tax, the Medicare tax on net investment income, U.S. federal estate and gift tax, alternative minimum tax or other U.S. federal income tax consideration or other tax consequences of the proposed Reverse Stock Split.

If an entity classified as a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) for U.S. federal income tax purposes holds common stock, the tax treatment of an equity holder in such entity will generally depend on the status and activities of such equity holder and the activities of such entity.

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    REVERSE STOCK SPLIT AND AUTHORIZED SHARE REDUCTION (PROPOSAL NO. 3)

A U.S. Holder treated as a partner in a partnership that holds shares of our common stock should consult its tax advisor regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to it.

EACH SHAREHOLDER SHOULD CONSULT HIS, HER OR ITS OWN TAX ADVISOR CONCERNING THE PARTICULAR U.S. FEDERAL TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT, AS WELL AS THE CONSEQUENCES ARISING UNDER THE LAWS OF ANY OTHER TAXING JURISDICTION, INCLUDING ANY U.S. STATE, LOCAL OR NON-U.S. TAX CONSEQUENCES.

Tax Consequences to the Company

The proposed Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes under Section 368(a)(1)(E) of the Code, and we do not expect to recognize taxable income, gain or loss as a result of the proposed Reverse Stock Split. We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to us or U.S. Holders, and there can be no assurance that the IRS will not challenge such intended tax treatment or the statements and conclusions set forth below, or that a court would not sustain any such challenge.

Tax Consequences to U.S. Holders

Assuming that the proposed Reverse Stock Split qualifies as a recapitalization, then a U.S. Holder generally should not recognize gain or loss upon the exchange of pre-split shares for post-split shares in the proposed Reverse Stock Split, except with respect to the amount of cash (if any) received in respect of a fractional share (as discussed below). In general, the aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefor, but not including the tax basis allocable to a fractional share for which cash is received. The holding period of the post-split shares received will include the holding period of the pre-split shares exchanged therefor. Treasury Regulations promulgated under the Code provide rules for allocating the tax basis and holding period of different blocks of pre-split shares exchanged to the post-split shares received therefor. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the proposed Reverse Stock Split generally should recognize capital gain or loss equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the fractional share. In general, the U.S. Holder’s tax basis in such fractional share will be equal to the tax basis of the pre-split share(s) exchanged therefor, and the U.S. Holder’s tax basis in such fractional share will include the holding period of such pre-split share(s). Any such capital gain or loss generally should be treated as long-term capital gain or loss if the U.S. Holder’s holding period in the fractional share exceeds one year as of the effective time of the proposed Reverse Stock Split.

Information Reporting and Backup Withholding

A U.S. Holder of our common stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the proposed Reverse Stock Split, unless the U.S. Holder is an exempt recipient. Backup withholding generally will apply to such payments if the U.S. Holder fails to furnish a correct taxpayer identification number, a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn). Each U.S. Holder of common stock should properly complete and sign, and deliver, an IRS Form W-9 in order to provide the information and certification necessary to avoid backup withholding, or otherwise establish an applicable exemption in a manner acceptable to the paying agent. U.S. Holders of our common stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of such shareholder’s circumstances and income tax situation. All holders of shares of our common stock should consult their own tax advisors as to the specific tax consequences to them of the proposed Reverse Stock Split, including tax reporting requirements, and the applicability and effect of any federal, state, local and non-U.S. tax laws.

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ACCORDINGLY, WE URGE YOU TO CONSULT WITH YOUR OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES TO YOU OF THE PROPOSED REVERSE STOCK SPLIT.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Reverse Stock Split Proposal except to the extent of their ownership of shares of our common stock. We do not believe that our directors and executive officers have interests in the matters set forth in this Reverse Stock Split Proposal that are different than or greater than those of any of our other shareholders.

Reservation of Right to Abandon the Certificate of Amendment

The Board reserves the right to abandon the Certificate of Amendment without further action by our shareholders at any time before the 2024 Annual Meeting, even if our shareholders have approved the Reverse Stock Split Proposal at the Annual Meeting. By voting in favor of the Reverse Stock Split Proposal, shareholders are also expressly authorizing the Board to determine not to proceed with, and abandon, the Certificate of Amendment if the Board should determine that the Reverse Stock Split and the Authorized Share Reduction would not be in the best interests of the Company and its shareholders.

Required Vote

The approval of this Reverse Stock Split Proposal, including the Certificate of Amendment, requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting.

Abstentions, while considered present for the purposes of establishing a quorum for the conduct of business at the Annual Meeting, will have the same effect as a vote AGAINST the Reverse Stock Split Proposal. We do not anticipate broker non-votes should occur with respect to this proposal as the Company expects that this proposal will be treated as a routine matter for consideration at the Annual Meeting. Accordingly, if you do not provide voting instructions to the firm that holds your shares, the bank or other financial institution may either vote your shares on this proposal in its discretion or leave your shares unvoted altogether.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REVERSE STOCK SPLIT PROPOSAL.

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RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023 (PROPOSAL NO. 4)

The Audit Committee has appointed PricewaterhouseCoopers LLP, an independent registered public accounting firm, to serve as our independent auditor for 2023. PricewaterhouseCoopers LLP has served in this capacity for us since 2008. As a matter of good corporate governance, the Audit Committee submits its selection of our independent auditor to our stockholders for ratification. If the stockholders fail to ratify the selection, the Audit Committee will review its future selection of an independent registered public accounting firm in light of that result. Even if stockholders ratify the selection, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during fiscal 2023 if it determines that such a change would be in the best interests of the Company and our stockholders.

Additional information concerning the Audit Committee and services rendered by and fees paid to PricewaterhouseCoopers LLP is presented on pages 67 and 68. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023.

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OTHER MATTERS

The Board knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the meeting, each of the persons named as a proxy will vote as recommended by the Board or, if no recommendation is given, in their discretion on such matters.

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ADDITIONAL INFORMATION

PROXY SOLICITATION EXPENSES

We will pay the expense of preparing, assembling, printing, and mailing the proxy statement, proxy card, and other related materials used in the solicitation of proxies. We have retained Innisfree M&A Inc. (“Innisfree”) to act as a proxy solicitor in conjunction with the Annual Meeting. We have agreed to pay Innisfree $15,000 plus reasonable out-of-pocket expenses, for proxy solicitation services. We will reimburse banks, brokerage firms, and others for their reasonable expenses in forwarding proxy materials to beneficial owners and obtaining their instructions. Officers and regular associates of Express may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, e-mail, or other electronic means.

SHAREHOLDER PROPOSALS FOR INCLUSION IN THE 2024 ANNUAL MEETING PROXY STATEMENT

Shareholders interested in submitting a proposal for inclusion in the proxy materials for the Company’s 2024 annual meeting of shareholders may do so by following the procedures prescribed in Rule 14a-8 of the Exchange Act. To be eligible for inclusion, shareholder proposals must be submitted in writing to the Office of the Corporate Secretary, Express, Inc., 1 Express Drive, Columbus, OH 43230 and must be received no later than December 30, 2023 unless the date of our 2024 annual meeting is changed by more than 30 days before or after June 7, 2024, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials.

OTHER SHAREHOLDER PROPOSALS

Our Bylaws require that any shareholders who intend to present an item of business, including nominees for election as directors, at the 2024 annual meeting (other than a shareholder proposal submitted for inclusion in our 2024 proxy statement and form of proxy pursuant to Rule 14a-8) must provide written notice of such business or nomination to the Office of the Corporate Secretary, Express, Inc., 1 Express Drive, Columbus, OH 43230 which is received no earlier than the close of business on Thursday, February 8, 2024 and not later than the close of business on Friday, March 8, 2024. However, if the date of our 2024 annual meeting is more than 30 days before or after the first anniversary of the date of the Annual Meeting, then our Corporate Secretary must receive the notice no earlier than the close of business on the 120th day prior to the date of the 2024 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the 2024 annual meeting and the 10th day following the day on which public announcement of the date of the 2024 annual meeting is first made by us. The notice must contain the information required by our Bylaws. Additionally, to comply with Rule 14a-19 of the Exchange Act (the universal proxy rules), a shareholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must also provide written notice to the Corporate Secretary which includes all of the information required by Rule 14a-19(b). Such written notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than April 8, 2024 unless the date of our 2024 annual meeting is changed by more than 30 days from June 7, 2024, in which case the written notice must be provided by the later of the 60th day prior to the date of the 2024 annual meeting and the 10th day following the day on which public announcement of the date of the 2024 annual meeting is first made by us.

ELECTRONIC DELIVERY

Instead of receiving the Notice regarding the Internet Availability of Proxy Materials (the “Notice of Internet Availability”) or paper copies of our Annual Report and proxy statement in the mail, registered shareholders can elect to receive these communications electronically. For additional information and to elect this option, please access www.computershare.com/investor.

Many brokers and banks also offer electronic delivery of proxy materials to their clients. If you are a beneficial shareholder, you may contact your broker or bank to find out whether this service is available to you. If your broker or bank uses Broadridge Investor Communications Services, you can elect to receive future proxy materials electronically at www.investordelivery.com.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

We have adopted a procedure called “householding,” which has been approved by the SEC. Accordingly, we may only deliver one copy of the Notice of Internet Availability, and if you requested printed versions by mail, one copy of this proxy statement and one

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    ADDITIONAL INFORMATION

copy of our Annual Report to multiple registered shareholders who share an address unless we have received contrary instructions from one or more of the shareholders. Shareholders who share an address to which printed copies of this proxy statement and Annual Report have been delivered, will continue to receive separate proxy cards. If you are a shareholder, share an address and last name with one or more other shareholders, and would like to revoke your householding consent in order to receive separate copies of proxy statements, annual reports, and Notices of Internet Availability, or you are a shareholder eligible for householding and would like to participate in householding, please contact Broadridge, either by calling toll free at (866) 540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

A number of brokerage firms have instituted householding. If you hold your shares through a broker, bank, or other nominee, please contact your broker, bank, or other nominee to request information about householding.

INCORPORATION BY REFERENCE

Neither the Compensation and Governance Committee Report nor the Audit Committee Report shall be deemed soliciting material or filed with the SEC and none of them shall be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate such information by reference. In addition, this document includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this document.

AVAILABILITY OF SEC FILINGS, CODE OF CONDUCT, AND COMMITTEE CHARTERS

Copies of our reports on Forms 10-K, 10-Q, 8-K, and all amendments and exhibits to those reports filed with the SEC, our Code of Conduct, our Corporate Governance Guidelines, the charters of the Audit and the Compensation and Governance Committees, and any reports of beneficial ownership of our common stock filed by executive officers, directors, and beneficial owners of more than 10% of our outstanding common stock are posted on and may be obtained through the investor relations section of our website, at www.express.com/investor, or may be requested in print, at no cost, by telephone at (888) 423-2421, by e-mail at IR@express.com, or by mail at Express, Inc., 1 Express Drive, Columbus, OH 43230, Attention: Investor Relations.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on April 17, 2023, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of and to participate in the Annual Meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting or at any adjournments or postponements of the meeting.

A list of shareholders of record entitled to vote at the Annual Meeting will be available for ten business days prior to the Annual Meeting between the hours of 9:00 a.m. and 4:00 p.m., Eastern Daylight Time, at the Office of the Corporate Secretary located at 1 Express Drive, Columbus, OH 43230. A shareholder may examine the list for any germane purpose related to the Annual Meeting.

What are the voting rights of the holders of Express, Inc. common stock?

Holders of Express, Inc. common stock are entitled to one vote for each share held of record as of the Record Date on all matters submitted to a vote of the shareholders, including the election of directors. Shareholders do not have cumulative voting rights.

How do I vote?

Beneficial Shareholders. If you hold your shares through a broker, bank, or other nominee, you are a beneficial shareholder. In order to vote your shares, please refer to the materials forwarded to you by your broker, bank, or other nominee, as applicable, for instructions on how to vote the shares you hold as a beneficial shareholder.

Registered Shareholders. If you hold your shares in your own name, you are a registered shareholder and may vote by proxy before the Annual Meeting via the Internet at www.proxyvote.com, by calling (800) 690-6903, or if you received paper copies of the proxy materials and proxy card in the mail, by signing and returning the enclosed proxy card. Proxies submitted via the Internet, by telephone, or by mail must be received by 11:59 p.m., Eastern Daylight Time, on June 6, 2023. You may also vote at the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/EXPR2023 and entering the 16-digit control number shown on your Notice of Internet Availability of Proxy Materials or proxy card. If you vote by telephone or via the Internet, including during the virtual Annual Meeting, you do not need to return your proxy card. Have your Notice of Internet Availability and proxy card available when you access the virtual Annual Meeting website.

Why did I receive a Notice in the mail regarding the Internet Availability of Proxy Materials instead of a full set of proxy materials?

Under rules adopted by the SEC, we are making this proxy statement available to our shareholders primarily via the Internet. On or about April 28, 2023, we will mail the Notice of Internet Availability to shareholders at the close of business on the Record Date, other than those shareholders who previously requested electronic or paper delivery of communications from us. The Notice of Internet Availability contains instructions on how to access an electronic copy of our proxy materials, including this proxy statement and our Annual Report, and also contains instructions on how to request a paper copy of the proxy materials.

Can I vote my shares by filling out and returning the Notice of Internet Availability?

No. The Notice of Internet Availability only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice of Internet Availability and returning it. The Notice of Internet Availability provides instructions on how to cast your vote. For additional information, please see the section above titled “How do I vote?”

What are “broker non-votes” and why is it so important that I submit my voting instructions for shares I hold as a beneficial shareholder?

If a broker or other financial institution holds your shares in its name and you do not provide voting instructions to it, NYSE rules allow (but do not require) that firm to vote your shares only on routine matters. The Company expects that the Reverse Stock Split Proposal (Proposal No. 3) and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023 (Proposal No. 4) will be treated as routine matters for consideration at the Annual Meeting. For all matters other than Proposals No. 3 and No. 4, you must submit voting instructions to the firm that holds your shares if you want your vote to count on such matters. Accordingly, if you do not provide voting instructions to the firm that holds your shares, the bank or other financial institution may either vote your shares in its discretion on routine matters (in other words, Proposals No. 3 and No. 4 if the proposals are treated as routine matters as expected) or leave your shares unvoted altogether. When a firm has discretion to vote a client’s shares on some but not all of the proposals, the missing votes on the non-routine proposals for which that firm does not have discretionary voting power are referred to as “broker non-votes.”

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	83

    QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What constitutes a quorum and how will votes be counted?

The attendance at the Annual Meeting, virtually or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for purposes of the Annual Meeting. A quorum is required in order for the Company to conduct its business at the Annual Meeting. As of the Record Date, 73,763,005 shares of common stock were outstanding.

Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of establishing a quorum.

What vote is required to approve each proposal, and how does the Board recommend that I vote on these proposals?

Proposal	Vote Required	Board Voting Recommendation

Election of Class I directors (Proposal No. 1)	Majority of the votes cast FOR each of the director nominees	FOR the nominees

Advisory vote to approve executive compensation (say-on-pay) (Proposal No. 2)	The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote thereon at the Annual Meeting	FOR the executive compensation of our named executive officers

Reverse Stock Split Proposal (Proposal No. 3)	The affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting	FOR the Reverse Stock Split Proposal

Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023 (Proposal No. 4)	The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote thereon at the Annual Meeting	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023

What are my choices for casting my vote on each matter to be voted on?

Proposal	Voting Options	Effect of Abstentions	Broker Discretionary Voting Allowed?	Effect of Broker Non-Votes

Election of Class I directors (Proposal No. 1)	FOR, AGAINST or ABSTAIN	No effect—not counted as a “vote cast”	No	No effect

Advisory vote to approve executive compensation (say-on-pay) (Proposal No. 2)	FOR, AGAINST or ABSTAIN	Treated as a vote AGAINST the proposal	No	No effect

Reverse Stock Split Proposal (Proposal No. 3)	FOR, AGAINST or ABSTAIN	Treated as a vote AGAINST the proposal	Yes	Not applicable

Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023 (Proposal No. 4)	FOR, AGAINST, or ABSTAIN	Treated as a vote AGAINST the proposal	Yes	Not applicable

Unless you give other instructions when you vote, the persons named as proxies, Timothy Baxter and Laurel Krueger, will vote in accordance with the Board’s recommendations. We do not expect any other business to properly come before the Annual Meeting; however, if any other business should properly come before the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What happens if a director nominee does not receive a majority of the votes cast for his or her re-election?

Pursuant to the Company’s Corporate Governance Guidelines, the Board expects any director nominee who fails to receive a greater number of votes cast “for” than votes cast “against” his or her re-election to tender his or her resignation for consideration by the Compensation and Governance Committee. The Compensation and Governance Committee will act on an expedited basis

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    QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

to determine whether to accept the director’s resignation and will submit such recommendation for prompt consideration by the Board. The Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding the resignation. The Compensation and Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept the director’s resignation.

May I change my vote or revoke my proxy?

Beneficial Shareholders. Beneficial shareholders should contact their broker, bank, or other nominee for instructions on how to change their vote or revoke their proxy.

Registered Shareholders. Registered shareholders may change their vote or revoke a properly executed proxy at any time before its exercise by:

•	delivering written notice of revocation to the Office of the Corporate Secretary, Express, Inc., 1 Express Drive, Columbus, OH 43230;

•	submitting another proxy that is dated later than the original proxy (including a proxy submitted via telephone or Internet); or

•	voting via the virtual meeting website at the Annual Meeting.

How do I attend the Annual Meeting?

This year’s Annual Meeting will again be held as a virtual meeting via live webcast, accessible only through the Internet. All shareholders as of the Record Date, or their duly appointed proxies, may participate in the live webcast of the Annual Meeting. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/EXPR2023 and entering the 16-digit control number shown on your Notice of Internet Availability of Proxy Materials or proxy card. You will not be able to attend the Annual Meeting in person. The live webcast for the Annual Meeting will begin promptly at 8:30 a.m., Eastern Daylight Time on June 7, 2023. Online access to the live webcast will open approximately 15 minutes prior to the start time of the Annual Meeting. You can access the virtual meeting website on a computer, tablet or phone with internet connection, and the website is fully supported across browsers (Internet Explorer, Chrome and Safari), running the most updated version of applicable software and plugins. We recommend that you access the virtual meeting platform at least 15 minutes prior to the Annual Meeting to ensure ample time to complete the check-in procedures.

You do not need to attend the Annual Meeting to vote. Whether you plan to attend the Annual Meeting or not, we strongly encourage you to submit your vote in advance by following the instructions in the Notice of Internet Availability of Proxy Materials and this proxy statement.

How do I participate in and ask questions at the Annual Meeting?

To submit a question at the Annual Meeting, you will need your 16-digit control number shown on the Notice of Internet Availability of Proxy Materials or proxy card. You may log in to the virtual annual meeting website up to 15 minutes before the start of the Annual Meeting and submit questions online. You will also be able to submit questions during the Annual Meeting. We will read and answer questions relevant to meeting matters that comply with the meeting rules of conduct during the Annual Meeting, subject to time constraints.

What should I do if I need technical support during the Annual Meeting?

If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be provided on the Annual Meeting website log-in page. Technicians will be available to assist you with any technical difficulties beginning 15 minutes prior to the start of and during the Annual Meeting.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	85

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT

CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF EXPRESS, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

Express, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1. Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), this Certificate of Amendment to the Certificate of Incorporation (this “Certificate of Amendment”) amends the provisions of the Certificate of Incorporation of the Corporation, as previously amended (the “Certificate of Incorporation”).

2. The Board of Directors of the Corporation has duly adopted resolutions approving and declaring the following amendment to the Certificate of Incorporation to be advisable and in the best interests of the Corporation and its stockholders.

3. Part A of ARTICLE FIVE of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

“The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is [●]1 shares, consisting of:

1. 10,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”); and

2. [●]1 shares of Common Stock, par value $0.01 per share (the “Common Stock”).

The Preferred Stock and the Common Stock shall have the rights, preferences and limitations set forth below.

Upon the effectiveness of the filing of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, as amended (the “Effective Time”), every [10 to 20]2 shares of Common Stock issued and outstanding or held by the Corporation in treasury immediately prior to the Effective Time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”), subject to the treatment of fractional share interests as described below. No fractional shares shall be issued as a result of the Reverse Stock Split, and, in lieu thereof, the Corporation’s transfer agent for the registered holders of shares of Common Stock shall aggregate all fractional shares of Common Stock and arrange for them to be sold on behalf of such holders whose shares of Common Stock otherwise would have been combined into a fractional share as a result of the Reverse Stock Split and, after completing the sale, such holders will receive a cash payment from the transfer agent in an amount equal to their respective pro rata share of the total net proceeds of such sale. Any stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock (an “Old Certificate”) shall thereafter, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the payment of cash in lieu of fractional share interests as provided above.”

4. The foregoing amendment was duly adopted by the Board of Directors of the Corporation and its stockholders in accordance with the provisions of Section 242 of the DGCL and ARTICLE TWELVE of the Certificate of Incorporation.

5.This Certificate of Amendment shall become effective as of [●] [a.m./p.m.], Eastern time, on [●], 202[●].

[1]

If the Reverse Stock Split Proposal is approved by shareholders at the Annual Meeting, and the Board determines to implement the Reserve Stock Split and the Authorized Share Reduction, the number of authorized shares included in the Certificate of Amendment filed with the Secretary of State of the State of Delaware will be based on the number of authorized shares corresponding to the Final Ratio determined by the Board to be in the best interests of the Company and its stockholders, as shown in the table included in Proposal No. 3.

[2]

If the Reverse Stock Split Proposal is approved by shareholders at the Annual Meeting, and the Board determines to implement the Reserve Stock Split and the Authorized Share Reduction, the Certificate of Amendment filed with the Secretary of State of the State of Delaware will include the Final Ratio determined by the Board to be in the best interests of the Company and its stockholders.

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    APPENDIX A

IN WITNESS WHEREOF, Express, Inc. has caused this Certificate of Amendment to be executed by the undersigned duly authorized officer on this [●] day of [●], 202[●].

EXPRESS, INC.

By:
Its:

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	87

APPENDIX B

INFORMATION ABOUT NON-GAAP FINANCIAL MEASURES

The Company supplements the reporting of its financial information determined under United States generally accepted accounting principles (GAAP) with certain non-GAAP financial measures: adjusted operating income (loss), adjusted net income (loss), adjusted diluted earnings per share, EBITDA and adjusted EBITDA. Management strongly encourages investors and stockholders to review the Company’s financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

Adjusted operating income (loss), adjusted net income (loss), and adjusted diluted earnings per share exclude the impact of certain items that the Company does not believe are directly related to its underlying operations. The Company believes that these non-GAAP measures provide additional useful information to assist stockholders in understanding its financial results and assessing its prospects for future performance. Management believes adjusted operating income (loss), adjusted net income (loss), and adjusted diluted earnings per share are important indicators of the Company’s business performance because they exclude items that may not be indicative of, or are unrelated to, the Company’s underlying operating results, and may provide a better baseline for analyzing trends in the business.

Because non-GAAP financial measures are not standardized, adjusted operating income (loss), adjusted net income (loss), and adjusted diluted earnings per share may differ from similarly titled measures used by other companies due to different methods of calculation. These adjusted financial measures should not be considered in isolation or as a substitute for reported operating loss, net income, or diluted earnings per share. These non-GAAP financial measures reflect an additional way of viewing the Company’s operations that, when viewed together with the GAAP results, provide a more complete understanding of the Company’s business. A reconciliation of adjusted operating income (loss), adjusted net income (loss) and adjusted diluted earnings per share to the most directly comparable GAAP measure is set forth below:

	2022

(in thousands, except per share amounts)	Operating Loss	Income Tax Impact(b)	Net Income/(Loss)	Diluted Earnings per Share	Weighted Average Diluted Shares Outstanding

Reported GAAP Measure	$(67,487)		$293,834	$4.25	69,058	(d)

Gain on transaction with WHP(a)	—	23,147	(386,346)	(5.68)

Debt termination costs(c)	—	(2,966)	8,473	0.12

Impairment of property, equipment and lease assets	2,150	(558)	1,592	0.02

Adjusted Non-GAAP Measure	$(65,337)		$(82,447)	$(1.21)	68,046	(e)

a.	Gain on transaction with WHP before tax was $409.5 million and was recorded separately as Gain on Transaction with WHP.

b.	Items tax effected at the applicable deferred or statutory rate.

c.	Debt termination costs before tax were $11.4 million and were recorded in interest expense, net.

d.	Weighted average diluted shares outstanding for purpose of calculating diluted earnings per share includes the dilutive effect of share-based awards as determined under the treasury stock method.

e.	Weighted average shares outstanding for purpose of calculating adjusted loss per share excludes the dilutive effect of share-based awards as determined under the treasury stock method.

EBITDA is defined as net income (loss) before interest expense (net of interest income), income tax expense and depreciation and amortization expense. Adjusted EBITDA is calculated the same as EBITDA further excluding the after tax impacts of the gain that resulted from the WHP transaction, as well as debt termination costs and impairment charges that the Company does not believe are directly related to its underlying operations. When used in conjunction with GAAP financial measures, EBITDA and adjusted EBITDA are supplemental measures of operating performance that the Company believes are useful measures to facilitate comparisons to historical performance. EBITDA is used as a performance measure in the Company’s long-term executive compensation program for purposes of determining the number of equity awards that are ultimately earned and is also a metric used in our short-term cash incentive compensation plan. The Company uses adjusted EBITDA, among other measures, to monitor business performance.

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    APPENDIX B

Because non-GAAP financial measures are not standardized, EBITDA and adjusted EBITDA may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of EBITDA and adjusted EBITDA are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Adjusted EBITDA excludes the after tax impacts of the gain that resulted from the WHP transaction, as well as debt termination costs and impairment charges. Therefore, these measures may not provide a complete understanding of the Company’s performance and should be reviewed in conjunction with the GAAP financial measures. A reconciliation of EBITDA and adjusted EBITDA to the most directly comparable GAAP measures, is set forth below:

(in thousands)	2022	2021

Net income/(loss)	$293,834	$(14,436)

Interest expense, net	29,103	15,198

Income tax expense	20,453	315

Depreciation and amortization	59,329	63,640

EBITDA (Non-GAAP Measure)	$402,719	$64,717

Gain on transaction with WHP	(409,493)	—

Debt termination costs	11,439	—

Impairment of property, equipment and lease assets	2,150	—

Adjusted EBITDA (Non-GAAP Measure)	$6,815	$64,717

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	89

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION EXPRESS, EXPRESS, INC. 1 EXPRESS DRIVE COLUMBUS, OH 43230    SCAN TO VIEW MATERIALS & VOTE    VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 6, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/EXPR2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 6, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V09765-P91614 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY    EXPRESS, INC. The Board of Directors recommends a vote FOR each of the Class I Nominees listed in the following proposal: 1. Election of Class I Directors. Nominees: For Against Abstain 1a. Michael Archbold    1b. Timothy Baxter    1c. Satish Mehta    1d. Peter Swinburn The Board of Directors recommends a vote FOR Proposals 2, 3 and 4. For Against Abstain 2. Advisory vote to approve executive compensation (Say-on-Pay). 3. Approval of an amendment to the Company’s Certificate of Incorporation to effect, at the discretion of the Board of Directors, a reverse stock split and a corresponding proportional reduction in the number of authorized shares of our common stock. 4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof as will be voted on by the proxies in their discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

EXPRESS Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 7, 2023: The Notice of Annual Meeting and Proxy Statement and 2022 Annual Report are available at www.proxyvote.com V09766-P91614 EXPRESS, INC. Annual Meeting of Shareholders June 7, 2023 8:30 a.m., EDT This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Timothy Baxter and Laurel Krueger, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Express, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held virtually at 8:30 a.m., EDT, on June 7, 2023 at www.virtualshareholdermeeting.com/EXPR2023, and any adjournment or postponement thereof, and in their discretion, on any other business that properly comes before the Meeting or any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR all of the nominees listed in Proposal 1, FOR Proposals 2, 3 and 4, and in the proxies’ discretion upon such other business as properly comes before the meeting. Continued and to be signed on reverse side